ANNUAL REPORT

                                                             December 31, 1997









TEMPLETON

VARIABLE PRODUCTS

SERIES FUND























[LOGO](tm)
FRANKLIN TEMPLETON

\                   A WORD ABOUT RISK




                   All of the portfolios are subject to certain risks, which will cause investment return and the value of your principal to go up or down. Generally, investments offering the potential for higher returns are accompanied by a higher degree of risk. Stocks, and other equities representing an ownership interest in a company, have historically outperformed other asset classes over the long term but tend to fluctuate more dramatically over the shorter term. Bonds, and other debt obligations, are affected by changes in interest rates and the creditworthiness of their issuers. High yield, lower-rated ("junk") bonds generally have greater price swings and higher default risks. Foreign investing, especially in developing countries, has additional risks such as changes in currency values and market price swings and economic, political, or social instability. These, and other risks to which particular portfolios may be subject such as specialized industry sectors or use of complex securities, are discussed in the Portfolio's prospectus. Your investment representative can help you determine which portfolios may be right for you.

TABLE OF CONTENTS

Letter to Contract Owners...............................            2
Proxy Results...........................................            4
CLASS 2 Portfolio Reports
  Templeton Stock Fund..................................         TS-1
  Templeton International Fund..........................         TI-1
  Templeton Developing Markets Fund.....................         TD-1
  Templeton Asset Allocation Fund.......................         TA-1

 PLEASE NOTE:

 Templeton Variable Products Series Fund ("the Trust") currently consists of nine separate investment portfolios, eight of which offer Class 1 and Class 2 shares. Only the portfolios and class listed in the above Table of Contents are currently available under your insurance contract. Please consult prospectuses for your insurance contract and the Trust for further information.

TVPSF97A.EDGE

    LETTER TO CONTRACT OWNERS

    Dear Contract Owner:

    We are pleased to bring you the annual report of the Templeton Variable Products Series Fund for the 12 months ended December 31, 1997.

    During the year under review, benign inflation, relatively low interest rates, and healthy corporate earnings characterized many economies around the world. Although currency crises in Southeast Asia sent global stock prices spiraling downward during the latter half of the period, equity markets generally finished the year with an appreciable gain. Many bond markets also strengthened, but were subject to severe volatility throughout the period.

    In the U.S., the Dow Jones(R) Industrial Average advanced 25%, marking its third consecutive annual gain of more than 20% - a historical record. The Standard & Poor's(R) 500 Stock Index rose even more, posting a return of 33.4% for the year. Even though large cap companies led the market, many small cap stocks also fared well, as the Russell 2000(R) Index appreciated 22.4%.*

    Many European companies continued to generate strong profits as a result of privatization, restructuring, and cost-reduction programs. Corporations there also experienced significant merger and acquisition activity, which often accompanies rising shareholder value. We believe these factors contributed to the strong advance of most European stock markets. Switzerland, Italy, and the Netherlands (three countries whose markets rose more than 20%) were among the region's leaders.*

Emerging market equities posted mixed results during the period. Strong exports, tight monetary policies, and increased capital flows into the region helped Latin American markets deliver impressive returns. As measured in U.S. dollars, Mexico's Bolsa Index increased 54.3% during the year and Brazil's Bovespa Index 40.7%. However, bad banking loans and slowing economies caused share prices to plummet in many Asian developing countries. For example, Thailand's equity market fell 74.7%, Indonesia's 70.5%, and South Korea's 69.2%.*

During the year, U.S. bond prices, benefiting from a strong dollar and falling inflation, rallied sharply. European bond prices (as measured in local currency terms) also moved higher, as government efforts to meet standards for membership in the European Monetary Union led to lower interest rates. However, fixed-income markets in developing countries experienced greater appreciation, as bond prices rose substantially in local currency terms due, we think, to market-oriented fiscal policies, improved corporate earnings, and increased demand by investors searching for high-yielding debt securities.

It is important to remember, of course, that securities markets always have been and always will be subject to volatility. No one can predict exactly how they will perform in the future. For this reason, we urge you to exercise patience and focus not on short-term market movements, but on your long-term investment goals.

We appreciate your participation in the Templeton Variable Products Series Fund and look forward to serving your investment needs in the years to come.

Sincerely,

/s/ Chuck Johnson

Charles E. Johnson
President
Templeton Variable Products Series Fund

*Indices are unmanaged. Price appreciation is measured in U.S. dollars and includes reinvested dividends. One cannot invest directly in an index. Dow Jones Industrial Average's total return is calculated by Wilshire
Associates, Inc.

PROXY RESULTS

 At the Special Meeting of Shareholders of the Templeton Variable Products Series Fund held on February 10, 1997 shareholders (shareholders of record as of December 9, 1996) voted as follows:

 1. Election of Trustees:

                                                NO. OF SHARES       % OF SHARES VOTED
        ------------------------------------------------------------------------
        For                                    110,591,105.947            96.92%
        Against                                  3,516,166.991             3.08%
        Total                                  114,107,272.938           100.00%

 2. Ratification of the selection of McGladrey & Pullen, LLP, as the Trust's independent auditors for the fiscal year end December 31, 1997:

                                                NO. OF SHARES       % OF SHARES VOTED
        ------------------------------------------------------------------------
        For                                    108,341,700.829            94.95%
        Against                                  1,328,489.062             1.16%
        Abstain                                  4,437,083.046             3.89%
        Total                                  114,107,272.937           100.00%

 3. Approval of new Investment Management Agreements between Templeton Investment Counsel, Inc. and the Trust on behalf of Templeton Stock Fund, Templeton Asset Allocation Fund and Templeton International Fund, respectively.

      TEMPLETON STOCK FUND

                                                NO. OF SHARES       % OF SHARES VOTED
        ------------------------------------------------------------------------
        For                                     21,071,427.087            75.14%
        Against                                  5,252,157.759            18.73%
        Abstain                                  1,720,860.914             6.13%
        Total                                   28,044,445.760           100.00%

      TEMPLETON ASSET ALLOCATION FUND

                                                NO. OF SHARES       % OF SHARES VOTED
        ------------------------------------------------------------------------
        For                                     19,588,108.185            74.52%
        Against                                  5,260,923.894            20.02%
        Abstain                                  1,435,103.166             5.46%
        Total                                   26,284,135.245           100.00%

      TEMPLETON INTERNATIONAL FUND

                                                NO. OF SHARES       % OF SHARES VOTED
        ------------------------------------------------------------------------
        For                                     27,866,054.448            75.76%
        Against                                  7,366,868.129            20.03%
        Abstain                                  1,548,933.496             4.21%
        Total                                   36,781,856.073           100.00%

Templeton Variable Products Series Fund (the "Trust") shares are sold only to insurance company separate accounts to serve as investment options for variable annuity or variable life insurance products ("Contracts"). Not all portfolios are available in all contracts. Please refer to the Table of Contents page of this report or your current applicable Contract prospectus for the fund(s) available to you.

--------------------------------------------------------------------------------
Investment Objective: Templeton Stock Fund seeks capital growth through a policy of investing primarily in common stocks issued by companies, large and small, in various nations throughout the world.
--------------------------------------------------------------------------------

During the 12 months under review, the Standard & Poor's(R) 500 Stock Index rose 33.4%, as moderate economic growth, low inflation and healthy corporate profits provided a favorable environment for U.S. stocks.(1) One of the strongest sectors was financial services, and we sold our holdings of American Express Co. at a considerable gain and our shares of Federal National Mortgage Association appreciated 51.7%. Because the high price/earnings ratios and low dividend yields of U.S. equity markets made it difficult to identify investment bargains, our domestic exposure decreased from 19.4% of total net assets on December 31, 1996, to 17.0% at the end of the year.

In Europe, many economies were restrained by fiscal policies designed to help them meet European Monetary Union criteria. Encouraged by low interest rates and benign inflation resulting from these requirements, investors bid up many stock prices. Among the Fund's ten largest holdings, the share price of Kuoni Reisen Holdings AG, B rose more than 54% and Alcatel Alsthom Cie Generale D'Electricite SA appreciated 59% in 1997.(2) The strength of the European banking industry prompted us to sell our holdings of Bankinter SA (Spain) and Fokus Bank AS (Norway) at a profit, which also benefited the Fund.

Equity markets in Asia, however, performed poorly. Over the course of many years of strong economic growth, institutional lenders and investors in developed countries had lent large sums of capital to Asian corporations. As economies there slowed, and currency crises occurred mid-year, investors feared that these companies would be unable to pay back their loans. Consequently, many of them sold their shares, causing stock markets to plummet. Fortunately, we had maintained a relatively low weighting in Asia and were not impacted significantly by these market declines.

1. Price appreciation includes reinvested dividends.
2. Price appreciation is measured in U.S. dollars.

TEMPLETON STOCK FUND
Geographic Distribution
Based on Total Net Assets
12/31/97

    [Templeton Stock Fund Pie Chart]

          Europe 53.4%

          North America
          20.4%

          Latin America 9.8%

          Asia 8.5%

          Australia/
          New Zealand 5.1%

          Short-Term
          Investments &
          Other Net Assets
          2.8%
                                                                            TS-1

Although Latin American equity markets experienced severe volatility toward the end of the period, they generally advanced substantially during the year. The telecommunications sector performed strongly, and our holdings of Telefonos de Mexico SA, L, ADR and Telecomunicacoes Brasileiras SA, pfd. (Telebras) appreciated significantly in value. In our opinion, demand for their services will continue to increase, and deregulation of Brazil's telephone industry could provide Telebras with strong growth potential.

Please remember that this discussion accurately reflects our views and opinions as of December 31, 1997, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and portfolio holdings. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

It is important to remember that investments in foreign securities involve special risks including changes in currency values, market price swings, and economic, social, and political developments in the countries where the portfolios are invested. Developing markets involve similar but higher risks related to their smaller size and lesser liquidity. These risks are discussed in the prospectus.

Sincerely,

/s/ Mark R. Beveridge

Mark R. Beveridge, CFA, CIC
Portfolio Manager
Templeton Stock Fund

                  TEMPLETON STOCK FUND
                  Top 10 Holdings on 12/31/97
                  COMPANY,
                  INDUSTRY,                                     % OF TOTAL
                  COUNTRY                                       NET ASSETS
                  ----------------------------------------------------

                  Federal National
                  Mortgage Association
                  Financial Services, U.S.                            2.7%

                  Alcatel Alsthom Cie
                  Generale D'Electricite SA
                  Electrical & Electronics,
                  France                                              2.2%

                  Nycomed Amersham
                  PLC, fgn.
                  Health & Personal Care,
                  United Kingdom                                      2.0%

                  Telecom Italia SpA
                  Telecommunications, Italy                           1.9%

                  Kuoni Reisen Holdings AG, B
                  Leisure & Tourism,
                  Switzerland                                         1.9%

                  Zuerich Versicherung, new
                  Insurance, Switzerland                              1.8%

                  Rhone-Poulenc SA, A
                  Chemicals, France                                   1.8%

                  Telefonos de Mexico SA,
                  L, ADR
                  Telecommunications, Mexico                          1.7%

                  Intel Corp.
                  Electronic Components &
                  Instruments, U.S.                                   1.6%

                  Telefonica de Espana SA
                  Telecommunications, Spain                           1.6%

                For a complete list of portfolio holdings, please see the Fund's Statement of Investments.

PERFORMANCE SUMMARY

CLASS 2

Templeton Stock Fund - Class 2 delivered a 11.69% total return for the 12-month period ended December 31, 1997. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. For periods of less than one year, aggregate annual figures are shown. Past expense reductions by the manager increased returns.

The graph on the following page compares the performance of the Fund - Class 2 shares since inception with the unmanaged Morgan Stanley Capital International
(MSCI) World Index. The index includes approximately 1,500 companies representing the stock markets of 23 countries, including the U.S., Canada, the United Kingdom, and Japan. The graph also shows the Fund's performance versus the Consumer Price Index (CPI), a commonly used measure of inflation. Please remember that the Fund's performance differs from that of an index because an index is not managed, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no sales charges or management expenses. Of course, one cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

NOTE: PERFORMANCE REFLECTS THE FUND - CLASS 2'S OPERATING EXPENSES, BUT DOES NOT INCLUDE ANY FEES, EXPENSES, OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER. THESE CHARGES AND DEDUCTIONS, PARTICULARLY FOR VARIABLE LIFE POLICIES, CAN HAVE A SIGNIFICANT EFFECT ON CONTRACT VALUES AND INSURANCE BENEFITS. FOR A COMPLETE DESCRIPTION OF EXPENSES, INCLUDING ANY APPLICABLE SALES CHARGES, PLEASE REFER TO THE CONTRACT PROSPECTUS PROVIDED BY THE INSURANCE COMPANY.

 - NOTE: First period return inception date is 08/24/88
Monthly            US Dollar                                           US Dollar                US Dollar
                   Templeton Variable Products Stock Fund              MSCI World Index         CPI Index
                   Acct 8154                                           Acct -1                  Acct -152
INCEPT                                                  10,000           10,000                $10,000
            Aug-88                                      10,000             9,798               $10,009
            Sep-88                                      10,060           10,215                $10,077
            Oct-88                                      10,370           10,897                $10,110
            Nov-88                                      10,240           11,278                $10,119
            Dec-88                                      10,270           11,382                $10,136
            Jan-89                                      10,750           11,796                $10,187
            Feb-89                                      10,560           11,723                $10,228
            Mar-89                                      10,760           11,650                $10,286
            Apr-89                                      11,011           11,921                $10,354
            May-89                                      10,981           11,631                $10,413
            Jun-89                                      10,810           11,501                $10,439
            Jul-89                                      11,522           12,803                $10,464
            Aug-89                                      11,812           12,495                $10,481
            Sep-89                                      11,782           12,850                $10,514
            Oct-89                                      11,101           12,423                $10,565
            Nov-89                                      11,281           12,921                $10,590
            Dec-89                                      11,772           13,339                $10,606
            Jan-90                                      11,342           12,718                $10,715
            Feb-90                                      11,412           12,175                $10,766
            Mar-90                                      11,614           11,442                $10,825
            Apr-90                                      11,175           11,279                $10,842
            May-90                                      12,022           12,469                $10,867
            Jun-90                                      12,033           12,382                $10,926
            Jul-90                                      12,033           12,497                $10,967
            Aug-90                                      11,165           11,329                $11,068
            Sep-90                                      10,145           10,137                $11,161
            Oct-90                                      10,012           11,085                $11,228
            Nov-90                                      10,318           10,905                $11,253
            Dec-90                                      10,492           11,136                $11,253
            Jan-91                                      11,063           11,545                $11,321
            Feb-91                                      11,808           12,616                $11,337
            Mar-91                                      11,727           12,246                $11,354
            Apr-91                                      11,737           12,344                $11,371
            May-91                                      12,115           12,626                $11,404
            Jun-91                                      11,496           11,848                $11,438
            Jul-91                                      12,189           12,410                $11,455
            Aug-91                                      12,367           12,372                $11,488
            Sep-91                                      12,472           12,699                $11,540
            Oct-91                                      12,630           12,907                $11,556
            Nov-91                                      12,283           12,347                $11,589
            Dec-91                                      13,354           13,248                $11,598
            Jan-92                                      13,396           13,005                $11,615
            Feb-92                                      13,826           12,782                $11,657
            Mar-92                                      13,543           12,183                $11,716
            Apr-92                                      13,994           12,354                $11,733
            May-92                                      14,509           12,848                $11,749
            Jun-92                                      14,155           12,420                $11,791
            Jul-92                                      14,187           12,454                $11,817
            Aug-92                                      13,887           12,759                $11,850
            Sep-92                                      13,898           12,644                $11,883
            Oct-92                                      13,769           12,305                $11,926
            Nov-92                                      14,016           12,527                $11,942
            Dec-92                                      14,305           12,631                $11,935
            Jan-93                                      14,499           12,675                $11,993
            Feb-93                                      14,831           12,977                $12,035
            Mar-93                                      15,310           13,733                $12,078
            Apr-93                                      15,550           14,371                $12,111
            May-93                                      16,042           14,705                $12,128
            Jun-93                                      16,130           14,584                $12,145
            Jul-93                                      16,370           14,887                $12,144
            Aug-93                                      17,442           15,571                $12,178
            Sep-93                                      17,573           15,286                $12,203
            Oct-93                                      18,317           15,710                $12,254
            Nov-93                                      17,858           14,824                $12,263
            Dec-93                                      19,170           15,552                $12,262
            Jan-94                                      20,231           16,580                $12,296
            Feb-94                                      19,509           16,368                $12,339
            Mar-94                                      18,604           15,666                $12,381
            Apr-94                                      18,892           16,152                $12,398
            May-94                                      19,146           16,197                $12,405
            Jun-94                                      18,593           16,155                $12,447
            Jul-94                                      19,534           16,464                $12,481
            Aug-94                                      20,242           16,963                $12,532
            Sep-94                                      19,622           16,521                $12,565
            Oct-94                                      19,821           16,993                $12,574
            Nov-94                                      18,980           16,260                $12,591
            Dec-94                                      18,748           16,420                $12,591
            Jan-95                                      18,516           16,177                $12,640
            Feb-95                                      19,074           16,416                $12,691
            Mar-95                                      19,412           17,210                $12,733
            Apr-95                                      20,156           17,813                $12,775
            May-95                                      20,911           17,969                $12,800
            Jun-95                                      21,395           17,967                $12,825
            Jul-95                                      22,454           18,869                $12,825
            Aug-95                                      22,218           18,452                $12,860
            Sep-95                                      22,849           18,993                $12,884
            Oct-95                                      22,330           18,698                $12,926
            Nov-95                                      22,860           19,351                $12,917
            Dec-95                                      23,480           19,920                $12,909
            Jan-96                                      23,942           20,283                $12,984
            Feb-96                                      24,335           20,411                $13,027
            Mar-96                                      24,850           20,755                $13,094
            Apr-96                                      25,390           21,246                $13,144
            May-96                                      25,767           21,268                $13,169
            Jun-96                                      25,956           21,380                $13,178
            Jul-96                                      24,850           20,628                $13,203
            Aug-96                                      25,717           20,870                $13,228
            Sep-96                                      26,333           21,691                $13,270
            Oct-96                                      26,735           21,845                $13,312
            Nov-96                                      28,154           23,073                $13,337
            Dec-96                                      28,745           22,708                $13,337
            Jan-97                                      29,951           22,985                $13,379
            Feb-97                                      29,844           23,254                $13,419
            Mar-97                                      29,996           22,798                $13,453
            Apr-97                                      29,830           23,547                $13,469
            May-97                                      31,286           25,005                $13,461
            Jun-97                                      32,978           26,255                $13,477
            Jul-97                                      34,531           27,469                $13,493
            Aug-97                                      32,576           25,636                $13,519
            Sep-97                                      35,336           27,032                $13,552
            Oct-97                                      32,188           25,614                $13,586
            Nov-97                                      31,855           26,070                $13,578
            Dec-97                                      32,104           26,392                $13,562

         * Index includes reinvested dividends.

        ** Source: U.S. Bureau of Labor Statistics, December 31, 1997.

 TEMPLETON STOCK FUND - CLASS 2
 Periods ended 12/31/97

                                                                         SINCE         SINCE CLASS 2
                                                                       INCEPTION         INCEPTION
                             1-YEAR*       3-YEAR*       5-YEAR*       (8/24/88)*        (5/1/97)
  --------------------------------------------------------------------------------------------------
  Average Annual Total
    Return                     11.69%        19.63%        17.55%         13.28%               --
  Cumulative Total Return      11.69%        71.24%       124.42%        221.04%               --
  Value of $10,000
    Investment                $11,169       $17,124       $22,442        $32,104          $10,708
  Aggregate Total Return           --            --            --             --            7.08%
                             12/31/93      12/31/94      12/31/95       12/31/96         12/31/97
  --------------------------------------------------------------------------------------------------
  One-Year Total Return*       34.00%        -2.20%        25.24%         22.48%           11.69%

*Because Class 2 shares were not offered until May 1, 1997, performance shown for periods prior to that date represents the historical results of Class 1 shares. Performance of Class 2 shares for periods after May 1, 1997 reflect Class 2's higher annual fees and expenses resulting from its rule 12b-1 plan. Maximum annual plan expenses are 0.25%.

Investment return and the value of your principal will go up and down with market conditions, currencies and the economic, social, and political climates of the countries where investments are made. Emerging markets involve similar but higher risks related to their smaller size and lesser liquidity. You may have a gain or loss when you sell your shares.

Past performance cannot predict or guarantee future results.
TS- 4

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND
Financial Highlights

                                                                                      YEAR ENDED DECEMBER 31,
                                                                        ----------------------------------------------------
                                                                     1997        1996          1995          1994          1993
                                                                      ----------------------------------------------------
PER SHARE OPERATING PERFORMANCE - CLASS 1
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................         $22.88      $20.83        $16.94        $17.53        $13.33
                                                               ------------------------------------------------------------------
Income from investment operations:
 Net investment income......................................            .47         .41           .40           .26           .23
 Net realized and unrealized gain (loss)....................           2.11        3.88          3.80          (.64)         4.23
                                                               ------------------------------------------------------------------
Total from investment operations............................           2.58        4.29          4.20          (.38)         4.46
                                                               ------------------------------------------------------------------
Less distributions from:
 Net investment income......................................           (.40)       (.40)         (.27)         (.21)         (.25)
 Net realized gains.........................................          (1.87)      (1.84)         (.04)           --          (.01)
                                                               ------------------------------------------------------------------
Total distributions.........................................          (2.27)      (2.24)         (.31)         (.21)         (.26)
                                                               ------------------------------------------------------------------
Net asset value, end of year................................         $23.19      $22.88        $20.83        $16.94        $17.53
                                                               ==================================================================
Total Return*...............................................         11.88%      22.48%        25.24%       (2.20)%        34.00%
RATIOS /SUPPLEMENTAL DATA
Net assets, end of year (000's).............................       $732,248    $644,366      $498,777      $378,849      $298,392
Ratios to average net assets:
 Expenses...................................................           .81%        .65%          .66%          .73%          .73%
 Net investment income......................................          2.05%       2.06%         2.18%         1.81%         1.88%
Portfolio turnover rate.....................................         25.82%      23.40%        33.93%         5.10%         4.88%
Average commission rate paid**..............................         $.0077      $.0090            --            --            --

*TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE. **RELATES TO PURCHASES AND SALES OF EQUITY SECURITIES. PRIOR TO FISCAL YEAR 1996 DISCLOSURE OF AVERAGE COMMISSION RATE WAS NOT REQUIRED.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND
Financial Highlights (continued)

                                                                                                                      1997+
                                                                                                                     --------
PER SHARE OPERATING PERFORMANCE - CLASS 2
(For a share outstanding throughout the year)
Net asset value, beginning of year................................................................................     $21.62
                                                                                                                     --------
Income from investment operations:
 Net investment income............................................................................................        .06
 Net realized and unrealized gain.................................................................................       1.47
                                                                                                                     --------
Total from investment operations..................................................................................       1.53
                                                                                                                     --------
Net asset value, end of year......................................................................................     $23.15
                                                                                                                     ========
Total Return*.....................................................................................................      7.08%
RATIOS /SUPPLEMENTAL DATA
Net assets, end of year (000's)...................................................................................    $16,414
Ratios to average net assets:
 Expenses.........................................................................................................      1.14%***
 Net investment income............................................................................................       .75%***
Portfolio turnover rate...........................................................................................     25.82%
Average commission rate paid **...................................................................................     $.0077

*TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE. TOTAL RETURN IS NOT ANNUALIZED.
**RELATES TO PURCHASES AND SALES OF EQUITY SECURITIES.
***ANNUALIZED.
+FOR THE PERIOD MAY 1, 1997 (EFFECTIVE DATE) TO DECEMBER 31, 1997.
                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997

                                                                                   COUNTRY           SHARES              VALUE
            ----------------------------------------------------------------------------------------------------------------------
            COMMON STOCKS  95.1%
            APPLIANCES & HOUSEHOLD DURABLES  1.1%
            Sony Corp. .......................................................      Japan               94,000       $   8,351,076
                                                                                                                     -------------
            AUTOMOBILES  2.8%
            Fiat SpA..........................................................      Italy            2,263,800           6,566,172
            Ford Motor Co. ...................................................  United States          130,000           6,329,375
            Volvo AB, B.......................................................      Sweden             290,500           7,793,108
                                                                                                                     -------------
                                                                                                                        20,688,655
                                                                                                                     -------------
            BANKING  8.2%
            Banco Bradesco SA, ADR............................................      Brazil             987,100           9,729,044
            Banque Nationale de Paris.........................................      France             181,204           9,631,496
            Banque Nationale de Paris, ADR, 144A..............................      France              10,600             563,419
            Credit Suisse Group, reg. ........................................   Switzerland            40,000           6,184,791
            Deutsche Bank AG..................................................     Germany             128,000           8,950,750
            HSBC Holdings PLC.................................................    Hong Kong            466,562          11,499,980
            *Philippine National Bank.........................................   Philippines         2,293,225           5,039,433
            PT Bank Bali, fgn. ...............................................    Indonesia          2,925,000             385,568
            Unidanmark AS, A..................................................     Denmark             125,900           9,242,356
                                                                                                                     -------------
                                                                                                                        61,226,837
                                                                                                                     -------------
            BROADCASTING & PUBLISHING  0.9%
            *Inchcape Marketing Services, fgn. ...............................    Singapore          1,082,000             320,973
            News Corp. Ltd. ..................................................    Australia             96,920             535,030
            News Corp. Ltd., ADR..............................................    Australia            260,000           5,801,250
                                                                                                                     -------------
                                                                                                                         6,657,253
                                                                                                                     -------------
            BUILDING MATERIALS & COMPONENTS  1.8%
            Cie de Saint Gobain...............................................      France              52,600           7,472,460
            Pioneer International Ltd. .......................................    Australia          2,273,600           6,208,823
                                                                                                                     -------------
                                                                                                                        13,681,283
                                                                                                                     -------------
            BUSINESS & PUBLIC SERVICES  3.3%
            Lex Service PLC...................................................  United Kingdom       1,250,000           9,577,010
            SGS Societe Generale de Surveillance Holdings Ltd., br. ..........   Switzerland             4,700           9,003,523
            Wheelabrator Technologies Inc. ...................................  United States          370,000           5,943,125
                                                                                                                     -------------
                                                                                                                        24,523,658
                                                                                                                     -------------
            CHEMICALS  3.2%
            Akzo Nobel NV.....................................................   Netherlands            65,000          11,207,062
            Rhone-Poulenc SA, A...............................................      France             292,716          13,112,276
                                                                                                                     -------------
                                                                                                                        24,319,338
                                                                                                                     -------------
            DATA PROCESSING & REPRODUCTION  1.7%
            *Bay Networks Inc. ...............................................  United States          217,000           5,547,062
            *Newbridge Networks Corp. ........................................      Canada             210,900           7,355,138
                                                                                                                     -------------
                                                                                                                        12,902,200
                                                                                                                     -------------
            ELECTRICAL & ELECTRONICS  5.7%
            Alcatel Alsthom Cie Generale D'Electricite SA.....................      France             129,835          16,503,078
            *DSC Communications Corp. ........................................  United States          338,600           8,126,400
            Hitachi Ltd. .....................................................      Japan              274,000           1,951,597
            Motorola Inc. ....................................................  United States          123,700           7,058,631
            Philips Electronics NV............................................   Netherlands           146,800           8,803,728
                                                                                                                     -------------
                                                                                                                        42,443,434
                                                                                                                     -------------
            ELECTRONIC COMPONENTS & INSTRUMENTS  2.2%
            BICC PLC..........................................................  United Kingdom       1,400,000           3,954,802
            Intel Corp. ......................................................  United States          174,600          12,265,650
                                                                                                                     -------------
                                                                                                                        16,220,452
                                                                                                                     -------------

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997  (continued)

                                                                                   COUNTRY           SHARES              VALUE
            ----------------------------------------------------------------------------------------------------------------------
            COMMON STOCKS (CONT.)
            ENERGY SOURCES  4.1%
            Societe Elf Aquitane SA...........................................      France              92,520       $  10,760,821
            Total SA, B.......................................................      France              97,135          10,571,309
            Transportadora de Gas del Sur SA, B, ADR..........................    Argentina             77,700             869,269
            YPF Sociedad Anonima, ADR.........................................    Argentina            247,000           8,444,313
                                                                                                                     -------------
                                                                                                                        30,645,712
                                                                                                                     -------------
            FINANCIAL SERVICES  4.4%
            Axa SA............................................................      France             110,830           8,575,813
            Federal National Mortgage Association.............................  United States          353,600          20,177,300
            Industrial Credit & Inv. Corp. of India, GDR, 144A................      India              310,700           4,015,798
                                                                                                                     -------------
                                                                                                                        32,768,911
                                                                                                                     -------------
            FOOD & HOUSEHOLD PRODUCTS  1.1%
            Oshawa Group Ltd. (The)...........................................      Canada             464,900           8,133,025
                                                                                                                     -------------
            FOREST PRODUCTS & PAPER  2.5%
            *Asia Pacific Resources International Hldgs. Ltd., A..............    Indonesia          1,190,000           2,231,250
            Assidomaen AB.....................................................      Sweden             150,000           3,797,277
            Carter Holt Harvey Ltd. ..........................................   New Zealand         1,239,126           1,913,864
            Enso OY, R........................................................     Finland             463,300           3,596,416
            Fletcher Challenge Ltd. Forestry Division.........................   New Zealand         5,226,124           4,339,400
            Stora Kopparbergs Bergslags AB, B.................................      Sweden             225,000           2,791,282
                                                                                                                     -------------
                                                                                                                        18,669,489
                                                                                                                     -------------
            HEALTH & PERSONAL CARE  6.0%
            Astra AB, A.......................................................      Sweden             266,666           4,618,015
            Astra AB, B.......................................................      Sweden             338,667           5,694,284
            Medeva PLC........................................................  United Kingdom       3,016,100           7,999,937
            Novartis AG.......................................................   Switzerland             6,933          11,241,549
            *Nycomed Amersham PLC, fgn. ......................................  United Kingdom         400,900          15,166,240
                                                                                                                     -------------
                                                                                                                        44,720,025
                                                                                                                     -------------
            INDUSTRIAL COMPONENTS  4.6%
            BTR PLC...........................................................  United Kingdom       1,721,500           5,272,956
            Exide Corp. ......................................................  United States          349,100           9,032,962
            Goodyear Tire & Rubber Co. .......................................  United States          110,000           6,998,750
            *Granges AB.......................................................      Sweden             421,725           6,612,774
            Madeco Manufacturera de Cobre SA, ADR.............................      Chile              263,500           4,018,375
            Yamato Kogyo Co. Ltd. ............................................      Japan              462,000           2,777,591
                                                                                                                     -------------
                                                                                                                        34,713,408
                                                                                                                     -------------
            INSURANCE  8.1%
            GIO Australia Holdings Ltd. ......................................    Australia          3,041,605           7,776,825
            HIH Winterthur International Holdings Ltd. .......................    Australia          1,659,296           3,557,959
            ING Groep NV......................................................   Netherlands           228,461           9,622,257
            Partnerre Ltd. ...................................................     Bermuda             209,000           9,692,375
            Reliastar Financial Corp. ........................................  United States          288,000          11,862,000
            Torchmark Corp. ..................................................  United States          120,000           5,047,500
            Zuerich Versicherung, new.........................................   Switzerland            28,400          13,523,347
                                                                                                                     -------------
                                                                                                                        61,082,263
                                                                                                                     -------------
            LEISURE & TOURISM  1.8%
            Kuoni Reisen Holding AG, B........................................   Switzerland             3,700          13,859,337
                                                                                                                     -------------
            MACHINERY & ENGINEERING  1.0%
            New Holland NV....................................................   Netherlands           282,300           7,463,306
                                                                                                                     -------------

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997  (continued)

                                                                                   COUNTRY           SHARES              VALUE
            ----------------------------------------------------------------------------------------------------------------------
            COMMON STOCKS (CONT.)
            MERCHANDISING  3.8%
            David Jones Ltd. .................................................    Australia            104,000       $     117,263
            Home Depot Inc. ..................................................  United States          165,000           9,714,375
            House of Fraser PLC...............................................  United Kingdom       1,901,700           6,262,167
            Macintosh NV......................................................   Netherlands           143,523           3,114,449
            Storehouse PLC....................................................  United Kingdom       2,297,000           8,959,688
                                                                                                                     -------------
                                                                                                                        28,167,942
                                                                                                                     -------------
            METALS & MINING  2.3%
            Boehler Uddeholm AG...............................................     Austria              86,000           5,041,602
            *Chongqing Iron & Steel Ltd., H...................................      China           16,905,000           2,312,466
            Eramet SA.........................................................      France             127,200           4,818,742
            Usinas Siderugicas de Minas Gerais, Sponsored ADR.................      Brazil             883,100           4,857,050
                                                                                                                     -------------
                                                                                                                        17,029,860
                                                                                                                     -------------
            MULTI-INDUSTRY  4.1%
            DESC SA de CV DESC, B.............................................      Mexico           1,009,000           9,639,291
            DESC SA de CV DESC, C.............................................      Mexico              10,090              95,018
            Hicom Holdings Bhd. ..............................................     Malaysia          1,080,700             622,385
            Hutchison Whampoa Ltd. ...........................................    Hong Kong            865,600           5,428,850
            Inchcape PLC......................................................  United Kingdom       1,619,100           4,294,519
            Jardine Matheson Holdings Ltd. ...................................    Hong Kong            525,369           2,679,382
            Jardine Strategic Holdings Ltd. ..................................    Hong Kong                 48                 127
            La Cemento Nacional CA, GDR, 144A.................................     Ecuador               4,600             956,800
            La Cemento Nacional SA, GDR.......................................     Ecuador                 400              83,200
            Metro Pacific Corp. MDI...........................................   Philippines        74,246,196           2,053,228
            Swire Pacific Ltd., B.............................................    Hong Kong          5,040,500           5,106,198
                                                                                                                     -------------
                                                                                                                        30,958,998
                                                                                                                     -------------
            REAL ESTATE  2.1%
            National Health Investors Inc. ...................................  United States          203,500           8,521,563
            Summit Properties Inc., REIT......................................  United States          337,000           7,119,125
                                                                                                                     -------------
                                                                                                                        15,640,688
                                                                                                                     -------------
            TELECOMMUNICATIONS  7.6%
            Jasmine International Public Co. Ltd., fgn. ......................     Thailand          4,133,000             883,120
            Nokia AB, A.......................................................     Finland              90,300           6,313,642
            Telecom Italia SpA................................................      Italy            2,254,800          14,423,582
            Telefonica de Argentina SA, B, ADR................................    Argentina            291,000          10,839,750
            Telefonica de Espana SA...........................................      Spain              421,500          12,034,952
            Telefonos de Mexico SA, L, ADR....................................      Mexico             221,800          12,434,663
                                                                                                                     -------------
                                                                                                                        56,929,709
                                                                                                                     -------------
            TEXTILES & APPAREL  0.9%
            Dawson International PLC..........................................  United Kingdom       3,450,000           3,824,645
            *Fruit of the Loom Inc., A........................................  United States          125,000           3,203,125
                                                                                                                     -------------
                                                                                                                         7,027,770
                                                                                                                     -------------
            TRANSPORTATION  3.5%
            Air New Zealand Ltd., B...........................................   New Zealand         2,053,300           4,113,253
            Helikopter Services Group ASA.....................................      Norway             585,000           7,138,983
            Koninklijke Nedlloyd NV...........................................   Netherlands           291,500           6,613,074
            Peninsular & Oriental Steam Navigation Co.........................  United Kingdom         706,700           8,025,934
                                                                                                                     -------------
                                                                                                                        25,891,244
                                                                                                                     -------------

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997  (continued)

                                                                                   COUNTRY           SHARES              VALUE
            ----------------------------------------------------------------------------------------------------------------------
            COMMON STOCKS (CONT.)
            UTILITIES ELECTRICAL & GAS  6.1%
            Cia Sevillana de Electricidad SA..................................      Spain              275,921       $   2,580,817
            Endesa SA, br. ...................................................      Spain              460,000           8,167,378
            Evn Energie-Versorgung Niederoesterreich AG.......................     Austria              63,600           8,358,152
            Hong Kong Electric Holdings Ltd. .................................    Hong Kong          1,974,500           7,504,068
            Iberdrola SA......................................................      Spain              706,000           9,291,303
            VEBA AG...........................................................     Germany             140,000           9,533,074
                                                                                                                     -------------
                                                                                                                        45,434,792
                                                                                                                     -------------
            WHOLESALE & INTERNATIONAL TRADE  0.2%
            Inchcape Bhd., fgn. ..............................................    Singapore          1,082,000           1,662,640
                                                                                                                     -------------
                  TOTAL COMMON STOCKS
                    (COST $568,075,538).......................................                                         711,813,305
                                                                                                                     -------------
            PREFERRED STOCKS  2.1%
            News Corp. Ltd., pfd. ............................................    Australia            250,067           1,237,680
            News Corp. Ltd., pfd., ADR........................................    Australia            130,000           2,583,750
            Telecomunicacoes Brasileiras SA, pfd. ............................      Brazil         102,379,477          11,677,709
                                                                                                                     -------------
                  TOTAL PREFERRED STOCKS (COST $4,552,202)....................                                          15,499,139
                                                                                                                     -------------
                                                                                                    PRINCIPAL
                                                                                                    AMOUNT**
                                                                                                   -----------
            SHORT TERM INVESTMENTS
              (COST $20,412,427)  2.7%
            U.S. Treasury Bills, 4.85% to 5.24% with maturities to 3/19/98....  United States      $20,570,000          20,405,946
                                                                                                                     -------------
                  TOTAL INVESTMENTS
                  (COST $593,040,167)  99.9%..................................                                         747,718,390
                  OTHER ASSETS, LESS LIABILITIES  0.1%........................                                             943,589
                                                                                                                     -------------
                  TOTAL NET ASSETS  100.0%....................................                                       $ 748,661,979
                                                                                                                     =============

*NON-INCOME PRODUCING.
**SECURITIES TRADED IN U.S. DOLLARS.
                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

Assets:
 Investments in securities, at value
  (cost $593,040,167)                    $ 747,718,390
 Cash                                          193,338
 Receivables:
  Fund shares sold                             485,690
  Dividends and interest                     1,818,179
 Other assets                                    2,790
                                          ------------
     Total assets                          750,218,387
                                          ------------
Liabilities:
 Payables:
  Investment securities purchased              662,893
  Fund shares redeemed                           9,464
  To affiliates                                505,519
 Other liabilities                             378,532
                                          ------------
     Total liabilities                       1,556,408
                                          ------------
Net assets, at value                     $ 748,661,979
                                          ============
Net assets consist of:
 Undistributed net investment income     $  15,048,456
 Net unrealized appreciation               154,678,223
 Accumulated net realized gain              64,631,375
 Beneficial shares                         514,303,925
                                          ------------
Net assets, at value                     $ 748,661,979
                                          ============
Class 1:
 Net asset value per share
  ($732,247,872 / 31,577,825 shares
  outstanding)                           $       23.19
                                          ============
Class 2:
 Net asset value per share ($16,414,107
  / 708,995 shares outstanding)          $       23.15
                                          ============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997

Investment Income:
 (net of foreign taxes of
  $1,850,447)
 Dividends                      $18,866,558
 Interest                         2,228,566
                                -----------
     Total investment income                 $21,095,124
Expenses:
 Management fees (Note 3)         4,629,013
 Administrative fees (Note 3)       727,351
 Distribution fees (Note 3)
  Class 2                            14,095
 Custodian fees                     267,153
 Reports to shareholders            269,825
 Professional fees (Note 3)          52,140
 Trustees' fees and expenses         26,050
 Other                               18,523
                                -----------
     Total expenses                            6,004,150
                                             -----------
      Net investment income                   15,090,974
                                             -----------
Realized and unrealized gains
  (losses):
 Net realized gain (loss) from:
  Investments                    65,242,556
  Foreign currency transactions    (582,671)
                                -----------
      Net realized gain                       64,659,885
      Net unrealized
       depreciation on
       investments                            (2,630,723)
                                             -----------
Net realized and unrealized gain              62,029,162
                                             -----------
Net increase in net assets
 resulting
 from operations                             $77,120,136
                                             ===========

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

                                                                                         1997             1996
                                                                                     ----------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income............................................................  $ 15,090,974     $ 11,586,443
  Net realized gain on investments and foreign currency transactions...............    64,659,885       53,364,032
  Net unrealized appreciation/(depreciation) on investments........................    (2,630,723)      50,486,029
                                                                                     ------------     ------------
     Net increase in net assets resulting from operations..........................    77,120,136      115,436,504
                                                                                     ------------     ------------
 Distributions to shareholders from:
  Net investment income
   Class 1.........................................................................   (11,299,102)      (9,701,533)
  Net realized gains
   Class 1.........................................................................   (53,491,951)     (44,505,784)
 Fund share transactions (Note 2):
   Class 1.........................................................................    75,008,241       84,359,449
   Class 2.........................................................................    16,958,890               --
                                                                                     ------------     ------------
     Net increase in net assets....................................................   104,296,214      145,588,636
                                                                                     ------------     ------------
Net assets:
 Beginning of year.................................................................   644,365,765      498,777,129
                                                                                     ------------     ------------
 End of year.......................................................................  $748,661,979     $644,365,765
                                                                                     ============     ============
Undistributed net investment income included in net assets:
 End of year.......................................................................  $ 15,048,456     $ 11,508,408
                                                                                     ============     ============

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Stock Fund (the Fund) is a separate, diversified series of Templeton Variable Products Series Fund (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks capital growth through a policy of investing primarily in common stocks issued by companies, large and small, in various nations throughout the world. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the funds comprising the trust based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND
Notes to Financial Statements (continued)

2. BENEFICIAL SHARES

The Fund offers two classes of shares: Class 1 and Class 2 shares. The shares differ by their distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At December 31, 1997, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                                                       YEAR ENDED DECEMBER 31,
                                                                    -------------------------------------------------------------
                                                                               1997                               1996
                                                                    -------------------------------------------------------------
                                                                      SHARES         AMOUNT              SHARES         AMOUNT
                                                                    -------------------------------------------------------------
CLASS 1 SHARES:
Shares sold........................................................  4,159,792    $ 96,416,712          4,324,078    $ 89,638,950
Shares issued on reinvestment of distributions.....................  2,970,704      64,791,053          2,791,314      54,207,317
Shares redeemed.................................................... (3,715,179)    (86,199,524)        (2,892,776)    (59,486,818)
                                                                    -------------------------------------------------------------
Net increase.......................................................  3,415,317    $ 75,008,241          4,222,616    $ 84,359,449
                                                                    =============================================================

                                                                            YEAR ENDED
                                                                        DECEMBER 31, 1997*
                                                                    --------------------------
                                                                      SHARES         AMOUNT
                                                                    --------------------------
CLASS 2 SHARES:
Shares sold........................................................    780,245    $ 18,686,201
Shares redeemed....................................................    (71,250)     (1,727,311)
                                                                    --------------------------
Net increase.......................................................    708,995    $ 16,958,890
                                                                    ==========================

*Effective date of Class 2 shares was May 1, 1997.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Trust are also officers or directors of Templeton Investment Councel, Inc. (TICI), Templeton Funds Annuity Company (TFAC) and Franklin/Templeton Distributors, Inc. (Distributors), the Fund's investment manager, administrative manager and principal underwriter, respectively.

Effective May 1, 1997, the Fund pays an investment management fee to TICI based on the average daily net assets of the Fund as follows:

        ANNUALIZED
        FEE RATE                    AVERAGE DAILY NET ASSETS
        ------------------------------------------------------------------
        0.75%         First $200 million
        0.675%        Over $200 million, up to and including $1.3 billion
        0.60%         Over $1.3 billion

Prior to May 1, 1997, the Fund paid an investment management fee to TICI based on the average daily net assets of the Fund as follows:

        ANNUALIZED
        FEE RATE                    AVERAGE DAILY NET ASSETS
        ------------------------------------------------------------------
        0.50%         First $200 million
        0.45%         Over $200 million, up to and including $1.3 billion
        0.40%         Over $1.3 billion

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND
Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONTINUED)
The Fund pays its allocated share of an administrative fee to TFAC based on the Trust's aggregate average daily net assets as follows:

        ANNUALIZED
         FEE RATE                   AVERAGE DAILY NET ASSETS
        ------------------------------------------------------------------
        0.15%         First $200 million
        0.135%        Over $200 million, up to and including $700 million
        0.10%         Over $700 million, up to and including $1.2 billion
        0.075%        Over $1.2 billion

The Fund reimburses Distributors up to 0.25% per year of its average daily net assets of Class 2 shares, for costs incurred in marketing the Fund's Class 2 shares.

Included in professional fees are legal fees of $10,140 that were paid to a law firm in which a partner is an officer of the Fund.

4. INCOME TAXES

The cost of securities for income tax purposes is the same as that shown in the statement of investments. At December 31, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:

         Unrealized appreciation...................................................................... $221,096,222
         Unrealized depreciation......................................................................  (66,417,999)
                                                                                                       ------------
         Net unrealized appreciation.................................................................. $154,678,223
                                                                                                       ============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1997 aggregated $224,516,764 and $177,971,052, respectively.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND
INDEPENDENT AUDITOR'S REPORT
The Board of Trustees and Shareholders
Templeton Variable Products Series Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of the Templeton Stock Fund, series of Templeton Variable Products Series Fund (the Trust) as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Templeton Stock Fund, series of Templeton Variable Products Series Fund as of December 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

                                      McGladrey & Pullen, LLP

New York, New York
January 30, 1998

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND
Tax Designation

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 10.32% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 1997.

      This page intentionally left blank.

--------------------------------------------------------------------------------
Investment Objective: Templeton International Fund seeks long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments outside the United States.
--------------------------------------------------------------------------------

Most global stock markets turned in another year of strong performance in 1997. Spurred by a favorable interest rate environment, healthy earnings, and high levels of liquidity, most markets generated positive returns. On a macro level, Europe benefited from tight fiscal policies, export-led economic recoveries, and lower interest rates as governments moved toward achieving the January 1999 European Monetary Union convergence criteria. Many European companies responded to global competition through long-overdue restructuring. The success of these efforts were perhaps best illustrated by the exceptionally strong performance of European banks. For example, the shares of Bank Austria AG new, pfd., 144A, the Fund's largest holding, appreciated more than 44% between June 6 and the end of the reporting period.(1) Our holdings of Merita Ltd., A (Finland), National Westminster Bank PLC (United Kingdom), and Unidanmark AS (Denmark) also rose substantially in value over the course of the year. During the reporting period, we initiated a position in Axa SA, a French financial services company operating in Europe, Asia, and North America, and sold our shares of Bankinter SA (Spain), Barclays PLC (United Kingdom), and ABN AMRO NV (Netherlands) at a profit.

Many Latin American equity markets also advanced, driven by strong corporate profits, positive liquidity, and relatively low valuations. Accelerating privatization and regulatory reform helped push the prices of many telecommunications stocks higher, including our holdings of Telecomunicacoes Brasileiras SA, pfd. and Telefonos de Mexico SA, L, ADR. In our opinion, demand for telecommunication services should grow, which would bode well for these companies. New bargains purchased during the year included the Mexican conglomerate Alfa SA de CV, A and the Brazilian metals company Vale do Rio Doce, ADR.

1. Price appreciation is measured in U.S. dollars.

                                           TEMPLETON INTERNATIONAL FUND

              [Templeton International Fund Pie Chart]


           Geographic Distribution Based on Total Net Assets 12/31/97

               Europe                                       59.3%
               Latin America                                10.5%
               Asia                                          8.1%
               Australia/New Zealand                         4.5%
               North America                                 4.3%
               Middle East/Africa                            1.1%
               Short-Term Investments & Other Net Assets    12.2%

Asian stock markets, however, fell sharply during the reporting period. In July 1997, Thailand devalued the baht, and investor concerns about this, as well as the country's low exports and bad bank loans, led to substantial declines in its market. The devaluation of the baht highlighted similar problems (high foreign debt levels, import balances and weak banking systems) in other Asian countries, triggering several other devaluations. By year end, the equity markets of Malaysia, Indonesia and the Philippines had each fallen more than 60% since the beginning of the year.(2) This situation also adversely affected the Japanese and Hong Kong markets, whose strong currencies put their goods at a competitive disadvantage. Fortunately, we had viewed Southeast Asian markets as relatively expensive prior to these crises and had found few companies whose stock prices seemed attractive. Therefore, we were not significantly impacted by these market declines.

Consistent with our history of low portfolio turnover, we made few major changes to the Fund's geographic weightings during the year. For example, our European exposure decreased from 61.0% of total net assets to 59.3%, our exposure in Asia from 10.1% to 8.1%, and in Australia/New Zealand from 6.7% to 4.5%. However, relatively low price-to-earnings ratios encouraged us to initiate new positions in several Brazilian and Mexican companies, and our Latin American exposure increased from 5.9% to 10.5%.

Looking forward, we are concerned about current stock valuations, but we are optimistic about the long-term potential of international equity markets. Our analysts continue to scour the globe looking for out-of-favor securities trading at depressed levels relative to their long-term "normalized" earnings. With many Asian stock markets down more than 50% in U.S. dollar terms, we are beginning to identify potential bargains. To us, normalized represents what a company could earn in the middle of a typical economic cycle, and requires us to estimate earnings and cash flow for the next five years. We believe that such an approach could produce superior returns over the long term.

2. Price appreciation is measured in U.S. dollars and includes reinvested dividends, if any.

                  TEMPLETON
                  INTERNATIONAL FUND
                  Top 10 Holdings on 12/31/97

                  COMPANY,
                  INDUSTRY,                                     % OF TOTAL
                  COUNTRY                                       NET ASSETS
                  ----------------------------------------------------

                  Bank Austria AG,
                  new, pfd., 144A
                  Banking, Austria                                    2.2%

                  Merita Ltd., A
                  Banking, Finland                                    1.9%

                  Zuerich Versicherung, new
                  Insurance, Switzerland                              1.8%

                  Telecom Italia SpA, di Risp
                  Telecommunications, Italy                           1.7%

                  Axa SA
                  Financial Services, France                          1.7%

                  Skandia Foersaekrings AB
                  Insurance, Sweden                                   1.6%

                  Telecomunicacoes
                  Brasileiras SA, pfd.
                  Telecommunications, Brazil                          1.5%

                  Philips Electronics NV
                  Electrical & Electronics,
                  Netherlands                                         1.4%

                  National Westminster
                  Bank PLC
                  Banking, United Kingdom                             1.4%

                  Rhone-Poulenc SA, A
                  Chemicals, France                                   1.3%

                For a complete list of portfolio holdings, please see the Fund's Statement of Investments.

Please remember that this discussion accurately reflects our views and opinions as of December 31, 1997, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and portfolio holdings. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

It is important to remember that investments in foreign securities involve special risks including changes in currency values, market price swings, and economic, social, and political developments in the countries where the portfolios are invested. Developing markets involve similar but higher risks related to their smaller size and lesser liquidity. Small-company securities may have greater price swings than mid-sized or large company securities. These risks are discussed in the prospectus.

Sincerely,

/s/ Peter A. Nori

Peter A. Nori
Portfolio Manager
Templeton International Fund

PERFORMANCE SUMMARY

CLASS 2

Templeton International Fund - Class 2 delivered a 13.73% total return for the 12-month period ended December 31, 1997. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. For periods of less than one year, aggregate annual figures are shown. Past expense reductions by the manager increased returns.

The graph on the following page compares the performance of the Fund - Class 2 shares since inception with the unmanaged Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index. The index includes approximately 1,000 companies representing the stock markets of 21 countries including Germany, France, Australia, New Zealand, and Japan. The graph also shows the Fund's performance versus the Consumer Price Index (CPI), a commonly used measure of inflation. Please remember that the Fund's performance differs from that of an index because an index is not managed, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no sales charges or management expenses. Of course, one cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

NOTE: PERFORMANCE REFLECTS THE FUND - CLASS 2'S OPERATING EXPENSES, BUT DOES NOT INCLUDE ANY FEES, EXPENSES, OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER. THESE CHARGES AND DEDUCTIONS, PARTICULARLY FOR VARIABLE LIFE POLICIES, CAN HAVE A SIGNIFICANT EFFECT ON CONTRACT VALUES AND INSURANCE BENEFITS. FOR A COMPLETE DESCRIPTION OF EXPENSES, INCLUDING ANY APPLICABLE SALES CHARGES, PLEASE REFER TO THE CONTRACT PROSPECTUS PROVIDED BY THE INSURANCE COMPANY.

 - NOTE: First period return inception date is 05/01/92
Monthly      US Dollar                                                               US Dollar                  US Dollar
             Templeton Variable Products International Fund                          MSCI EAFE Index            CPI Index
             Acct 8523                                                               Acct -2                    Acct -152
INCEPT                                                                     10,000        10,000                  $10,000
      May-92                                                                9,960        10,649                  $10,013
      Jun-92                                                                9,720        10,147                  $10,049
      Jul-92                                                                9,570         9,891                  $10,071
      Aug-92                                                                9,470        10,514                  $10,099
      Sep-92                                                                9,270        10,310                  $10,127
      Oct-92                                                                9,170         9,773                  $10,163
      Nov-92                                                                9,250         9,868                  $10,177
      Dec-92                                                                9,390         9,921                  $10,171
      Jan-93                                                                9,440         9,923                  $10,221
      Feb-93                                                                9,740        10,226                  $10,257
      Mar-93                                                               10,040        11,120                  $10,293
      Apr-93                                                               10,370        12,178                  $10,321
      May-93                                                               10,640        12,439                  $10,336
      Jun-93                                                               10,580        12,248                  $10,350
      Jul-93                                                               10,770        12,679                  $10,350
      Aug-93                                                               11,610        13,366                  $10,379
      Sep-93                                                               11,570        13,069                  $10,400
      Oct-93                                                               12,460        13,475                  $10,443
      Nov-93                                                               12,510        12,300                  $10,450
      Dec-93                                                               13,830        13,190                  $10,450
      Jan-94                                                               14,610        14,308                  $10,479
      Feb-94                                                               14,040        14,272                  $10,515
      Mar-94                                                               13,328        13,660                  $10,551
      Apr-94                                                               13,461        14,242                  $10,566
      May-94                                                               13,543        14,164                  $10,572
      Jun-94                                                               13,113        14,367                  $10,608
      Jul-94                                                               13,880        14,509                  $10,636
      Aug-94                                                               14,402        14,855                  $10,680
      Sep-94                                                               14,105        14,390                  $10,708
      Oct-94                                                               14,290        14,873                  $10,716
      Nov-94                                                               13,666        14,162                  $10,730
      Dec-94                                                               13,522        14,253                  $10,730
      Jan-95                                                               13,164        13,710                  $10,772
      Feb-95                                                               13,338        13,674                  $10,815
      Mar-95                                                               13,338        14,530                  $10,851
      Apr-95                                                               13,990        15,080                  $10,887
      May-95                                                               14,425        14,905                  $10,909
      Jun-95                                                               14,611        14,647                  $10,930
      Jul-95                                                               15,335        15,563                  $10,930
      Aug-95                                                               14,953        14,973                  $10,959
      Sep-95                                                               15,335        15,269                  $10,980
      Oct-95                                                               14,963        14,863                  $11,016
      Nov-95                                                               15,232        15,280                  $11,008
      Dec-95                                                               15,656        15,900                  $11,001
      Jan-96                                                               16,122        15,969                  $11,066
      Feb-96                                                               16,349        16,027                  $11,102
      Mar-96                                                               16,391        16,371                  $11,159
      Apr-96                                                               16,993        16,851                  $11,202
      May-96                                                               17,225        16,546                  $11,223
      Jun-96                                                               17,362        16,642                  $11,230
      Jul-96                                                               16,740        16,160                  $11,252
      Aug-96                                                               17,331        16,200                  $11,273
      Sep-96                                                               17,668        16,634                  $11,309
      Oct-96                                                               18,017        16,468                  $11,345
      Nov-96                                                               18,967        17,128                  $11,366
      Dec-96                                                               19,421        16,911                  $11,366
      Jan-97                                                               19,684        16,323                  $11,402
      Feb-97                                                               19,926        16,594                  $11,436
      Mar-97                                                               20,080        16,658                  $11,465
      Apr-97                                                               20,080        16,751                  $11,479
      May-97                                                               20,957        17,845                  $11,472
      Jun-97                                                               22,207        18,833                  $11,485
      Jul-97                                                               23,161        19,141                  $11,499
      Aug-97                                                               22,054        17,716                  $11,521
      Sep-97                                                               23,863        18,712                  $11,550
      Oct-97                                                               21,955        17,278                  $11,579
      Nov-97                                                               21,845        17,106                  $11,572
      Dec-97                                                               22,087       17259.52                 $11,558

        * Index includes reinvested dividends.

       ** Source: U.S. Bureau of Labor Statistics, December 31, 1997.

 TEMPLETON INTERNATIONAL FUND - CLASS 2
 Periods ended 12/31/97

                                                                         SINCE        SINCE CLASS 2
                                                                       INCEPTION        INCEPTION
                              1-YEAR*      3-YEAR*       5-YEAR*       (5/1/92)*        (5/1/97)
  -------------------------------------------------------------------------------------------------
  Average Annual Total
    Return                    13.73%         17.76%        18.66%        15.01%               --
  Cumulative Total Return     13.73%         63.33%       135.22%       120.87%               --
  Value of $10,000
    Investment                $11,373       $16,333       $23,522       $22,087          $10,946
  Aggregate Total Return          --             --            --            --            9.46%
                              12/31/94     12/31/95      12/31/96      12/31/97
  -------------------------------------------------------------------------------------------------
  One-Year Total Return       -2.22%         15.78%        24.04%        13.73%

*Because Class 2 shares were not offered until May 1, 1997, performance shown for periods prior to that date represents the historical results of Class 1 shares. Performance of Class 2 shares for periods after May 1, 1997 reflect Class 2's higher annual fees and expenses resulting from its rule 12b-1 plan. Maximum annual plan expenses are 0.25%.

Investment return and the value of your principal will go up and down with market conditions, currencies and the economic, social, and political climates of the countries where investments are made. Emerging markets involve similar but higher risks related to their smaller size and lesser liquidity. You may have a gain or loss when you sell your shares.

Past performance cannot predict or guarantee future results.
                                                                           TI- 5

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON INTERNATIONAL FUND
Financial Highlights

                                                                                      YEAR ENDED DECEMBER 31,
                                                                         -------------------------------------------------
                                                                         1997        1996         1995         1994        1993
                                                                         -------------------------------------------------
PER SHARE OPERATING PERFORMANCE - CLASS 1
(For a share outstanding throughout the year)
Net asset value, beginning of year..............................         $18.40      $15.13       $13.22       $13.83       $9.39
                                                                   --------------------------------------------------------------
Income from investment operations:
 Net investment income..........................................            .49         .43          .23          .12         .10
 Net realized and unrealized gain (loss)........................           2.01        3.15         1.83         (.42)       4.34
                                                                   --------------------------------------------------------------
Total from investment operations................................           2.50        3.58         2.06         (.30)       4.44
                                                                   --------------------------------------------------------------
Less distributions from:
 Net investment income..........................................           (.51)       (.24)        (.10)        (.08)         --
 Net realized gains.............................................           (.21)       (.07)        (.05)        (.23)         --
                                                                   --------------------------------------------------------------
Total distributions.............................................           (.72)       (.31)        (.15)        (.31)         --
                                                                   --------------------------------------------------------------
Net asset value, end of year....................................         $20.18      $18.40       $15.13       $13.22      $13.83
                                                                   ==============================================================
Total Return*...................................................         13.95%      24.04%       15.78%      (2.22)%      47.28%
RATIOS /SUPPLEMENTAL DATA
Net assets, end of year (000's).................................       $938,410    $682,984     $353,141     $150,090     $43,877
Ratio to average net assets:
 Expenses.......................................................           .81%        .65%         .71%         .83%        .95%
 Net investment income..........................................          2.70%       3.23%        2.36%        1.89%       1.62%
Portfolio turnover rate.........................................         16.63%       9.46%        5.19%        6.32%      15.65%
Average commission rate paid**..................................         $.0009      $.0035           --           --          --

*TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE. **RELATES TO PURCHASES AND SALES OF EQUITY SECURITIES. PRIOR TO FISCAL YEAR 1996 DISCLOSURE OF AVERAGE COMMISSION RATE WAS NOT REQUIRED.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON INTERNATIONAL FUND
Financial Highlights (continued)

                                                                                                                     1997+
                                                                                                                    -------
PER SHARE OPERATING PERFORMANCE - CLASS 2
(For a share outstanding throughout the year)
Net asset value, beginning of year...............................................................................    $18.40
                                                                                                                    -------
Income from investment operations:
 Net investment income...........................................................................................       .07
 Net realized and unrealized gain................................................................................      1.67
                                                                                                                    -------
Total from investment operations.................................................................................      1.74
                                                                                                                    -------
Net asset value, end of year.....................................................................................    $20.14
                                                                                                                    =======
Total Return*....................................................................................................     9.46%
RATIOS /SUPPLEMENTAL DATA
Net assets, end of year (000's)..................................................................................   $17,606
Ratios to average net assets:
 Expenses........................................................................................................     1.13%***
 Net investment income...........................................................................................     1.14%***
Portfolio turnover rate..........................................................................................    16.63%
Average commission rate paid**...................................................................................    $.0009

*TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE. TOTAL RETURN IS NOT ANNUALIZED.
**RELATES TO PURCHASES AND SALES OF EQUITY SECURITIES.
***ANNUALIZED.
+FOR THE PERIOD MAY 1, 1997 (EFFECTIVE DATE) TO DECEMBER 31, 1997.
                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON INTERNATIONAL FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997

                                                                                   COUNTRY           SHARES             VALUE
            ---------------------------------------------------------------------------------------------------------------------
            COMMON STOCKS  82.6%
            AEROSPACE & MILITARY TECHNOLOGY  0.3%
            Hong Kong Aircraft Engineering Co. Ltd............................    Hong Kong          1,069,000       $  2,690,089
                                                                                                                     ------------
            APPLIANCES & HOUSEHOLD DURABLES  0.2%
            Sony Corp.........................................................      Japan               21,000          1,865,666
                                                                                                                     ------------
            AUTOMOBILES  4.0%
            Fiat SpA..........................................................      Italy            3,052,500          8,853,803
            Regie Nationale des Usines Renault SA.............................      France             296,000          8,326,460
            Volkswagen AG.....................................................     Germany              15,600          8,714,842
            Volvo AB, B.......................................................      Sweden             455,000         12,206,073
                                                                                                                     ------------
                                                                                                                       38,101,178
                                                                                                                     ------------
            BANKING  12.5%
            Argentaria Corporacion Bancaria de Espana SA......................      Spain              135,600          8,250,817
            Banco Bradesco SA BBD, rts........................................      Brazil          36,769,448            131,784
            Banco Popular Espanol SA..........................................      Spain               64,000          4,473,909
            Bangkok Bank Public Co. Ltd., fgn.................................     Thailand            373,800            958,462
            Banque Nationale de Paris.........................................      France             188,986         10,045,131
            Banque Nationale de Paris, ADR, 144A..............................      France              11,800            627,203
            Canadian Imperial Bank of Commerce................................      Canada             320,000          9,987,054
            Credicorp Ltd.....................................................       Peru              265,600          4,780,800
            Credit Commercial de France.......................................      France              51,200          3,509,180
            Credit Suisse Group, reg..........................................   Switzerland            10,000          1,546,198
            Daegu Bank Co. Ltd................................................   South Korea            42,000             94,655
            Den Norske Bank...................................................      Norway           1,880,000          8,871,051
            HSBC Holdings PLC.................................................    Hong Kong             35,800          8,824,106
            Merita Ltd., A....................................................     Finland           3,400,000         18,593,555
            National Bank of Canada...........................................      Canada             440,000          7,266,366
            National Westminster Bank PLC.....................................  United Kingdom         787,342         13,053,832
            PT Bank Bali, fgn.................................................    Indonesia          4,210,000            554,955
            PT Bank Pan Indonesia TBK.........................................    Indonesia            500,000             72,727
            Shinhan Bank Co. Ltd..............................................   South Korea            30,600            136,391
            Sparbanken AB, A..................................................      Sweden             152,000          3,455,459
            *Unibanco Uniao de Bancos Brasileiros SA, GDR.....................      Brazil              99,500          3,202,656
            Unidanmark AS, A..................................................     Denmark             150,000         11,011,544
                                                                                                                     ------------
                                                                                                                      119,447,835
                                                                                                                     ------------
            BROADCASTING & PUBLISHING  0.3%
            News Corp. Ltd., ADR..............................................    Australia            125,200          2,793,525
                                                                                                                     ------------
            CHEMICALS  2.9%
            Courtaulds PLC....................................................  United Kingdom       1,880,000          9,185,718
            European Vinyls Corporation Evc International NV..................   Netherlands            42,900            952,087
            Kemira OY, 144A...................................................     Finland             563,632          5,223,412
            Rhone-Poulenc SA, A...............................................      France             279,800         12,533,701
                                                                                                                     ------------
                                                                                                                       27,894,918
                                                                                                                     ------------
            DATA PROCESSING & REPRODUCTION  0.7%
            *Newbridge Networks Corp..........................................      Canada             180,000          6,277,500
                                                                                                                     ------------
            ELECTRICAL & ELECTRONICS  2.8%
            ABB AG, br........................................................   Switzerland             4,000          5,021,722
            Alcatel Alsthom Cie Generale D'Electricite SA.....................      France              36,000          4,575,891
            Hitachi Ltd.......................................................      Japan              500,000          3,561,308
            Philips Electronics NV............................................   Netherlands           218,000         13,073,657
            Tadiran Ltd., ADR.................................................      Israel              28,240            998,990
                                                                                                                     ------------
                                                                                                                       27,231,568
                                                                                                                     ------------
            ELECTRONIC COMPONENTS & INSTRUMENTS  0.7%
            BICC PLC..........................................................  United Kingdom       2,280,000          6,440,678
                                                                                                                     ------------

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON INTERNATIONAL FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997 (continued)

                                                                                   COUNTRY           SHARES             VALUE
            ---------------------------------------------------------------------------------------------------------------------
            COMMON STOCKS (CONT.)
            ENERGY SOURCES  2.7%
            Societe Elf Aquitane SA...........................................      France              87,200       $ 10,142,062
            Total SA, B.......................................................      France              70,000          7,618,177
            YPF Sociedad Anonima, ADR.........................................    Argentina            228,600          7,815,262
                                                                                                                     ------------
                                                                                                                       25,575,501
                                                                                                                     ------------
            FINANCIAL SERVICES  3.2%
            Axa SA............................................................      France             208,300         16,117,855
            Julius Baer Holdings AG...........................................   Switzerland             5,100          9,455,752
            Leichtenstein Global Trust AG.....................................   Switzerland             6,500          4,024,561
            London Pacific Group Ltd..........................................  United Kingdom          20,630             59,971
            Peregrine Investments Holdings Ltd................................    Hong Kong          1,202,000            853,142
                                                                                                                     ------------
                                                                                                                       30,511,281
                                                                                                                     ------------
            FOOD & HOUSEHOLD PRODUCTS  1.0%
            Northern Foods PLC................................................  United Kingdom       2,245,907          9,700,984
                                                                                                                     ------------
            FOREST PRODUCTS & PAPER  4.2%
            Asia Pulp & Paper Co. Ltd., ADR...................................    Indonesia            369,600          3,719,100
            Assidomaen AB.....................................................      Sweden             135,100          3,420,081
            Cartiere Burgo SpA................................................      Italy              571,600          3,407,951
            Enso OY, R........................................................     Finland             400,000          3,105,043
            Fletcher Challenge Ltd. Forestry Division.........................   New Zealand         6,166,000          5,119,805
            Metsa Serla OY, B.................................................     Finland             402,250          3,137,272
            Munksjo AB........................................................      Sweden              70,000            665,626
            Norske Skogindustrier AS, A.......................................      Norway             176,400          5,118,590
            Sappi Ltd.........................................................   South Africa          422,354          2,126,307
            Stora Kopparbergs Bergslags AB, B.................................      Sweden             300,000          3,721,709
            UPM-Kymmene Corp..................................................     Finland             351,000          7,085,444
                                                                                                                     ------------
                                                                                                                       40,626,928
                                                                                                                     ------------
            HEALTH & PERSONAL CARE  3.3%
            Astra AB, A.......................................................      Sweden              80,000          1,385,408
            Astra AB, B.......................................................      Sweden             138,667          2,331,521
            Medeva PLC........................................................  United Kingdom       3,190,000          8,461,191
            Novartis AG.......................................................   Switzerland             4,266          6,917,128
            *Nycomed Amersham PLC, A, fgn.....................................  United Kingdom          43,395          1,641,655
            *Nycomed Amersham PLC, B, fgn.....................................  United Kingdom         172,409          6,265,168
            Pharmacia & Upjohn................................................  United States          119,800          4,387,675
                                                                                                                     ------------
                                                                                                                       31,389,746
                                                                                                                     ------------
            INDUSTRIAL COMPONENTS  1.9%
            BTR PLC...........................................................  United Kingdom       3,045,000          9,326,838
            Madeco Manufacturera de Cobre SA, ADR.............................      Chile              190,000          2,897,500
            SKF AB, B.........................................................      Sweden             193,900          4,127,143
            Yamato Kogyo Co. Ltd..............................................      Japan              280,000          1,683,388
                                                                                                                     ------------
                                                                                                                       18,034,869
                                                                                                                     ------------
            INSURANCE  9.1%
            Baloise-Holding...................................................   Switzerland             3,200          5,917,696
            GIO Australia Holdings Ltd........................................    Australia          3,280,000          8,386,358
            ING Groep NV......................................................   Netherlands           113,736          4,790,301
            Istituto Nazionale Delle Assicurazioni SpA........................      Italy            5,350,000         10,851,215
            Partnerre Ltd.....................................................     Bermuda             269,000         12,474,875
            SCOR SA...........................................................      France             250,000         11,954,806
            Skandia Foersaekrings AB..........................................      Sweden             318,300         15,013,205
            Zuerich Versicherung, new.........................................   Switzerland            37,000         17,618,445
                                                                                                                     ------------
                                                                                                                       87,006,901
                                                                                                                     ------------

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON INTERNATIONAL FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997 (continued)

                                                                                   COUNTRY           SHARES             VALUE
            ---------------------------------------------------------------------------------------------------------------------
            COMMON STOCKS (CONT.)
            MERCHANDISING  3.3%
            *Cifra SA de CV...................................................      Mexico           2,470,000       $  6,090,453
            Dairy Farm International Holdings Ltd.............................    Hong Kong            839,000            906,120
            David Jones Ltd...................................................    Australia          2,225,500          2,509,314
            Koninklijke Bijenkorf Beheer NV...................................   Netherlands            80,300          5,029,517
            Safeway PLC.......................................................  United Kingdom       1,200,000          6,799,369
            Storehouse PLC....................................................  United Kingdom       2,528,240          9,861,664
                                                                                                                     ------------
                                                                                                                       31,196,437
                                                                                                                     ------------
            METALS & MINING  4.6%
            *Angang New Steel Company Ltd., H, 144A...........................      China           22,414,000          3,326,378
            Anglo American Platinum Corp. Ltd.................................   South Africa          518,809          6,929,536
            Boehler Uddeholm AG...............................................     Austria              27,210          1,595,140
            Boehler Uddeholm AG, 144A.........................................     Austria              33,800          1,981,467
            British Steel PLC.................................................  United Kingdom       3,200,000          6,924,189
            *+Chongqing Iron & Steel Ltd., H..................................      China           25,564,000          3,496,947
            Companhia Siderurgica Nacional Sid Nacional.......................      Brazil          12,700,000            352,762
            Pechiney SA, A....................................................      France             136,212          5,377,415
            Pohang Iron & Steel Co. Ltd.......................................   South Korea            85,000          2,299,263
            Usinas Siderugicas de Minas Gerais, Sponsored ADR.................      Brazil             970,000          5,335,000
            Vale do Rio Doce, ADR.............................................      Brazil             335,000          6,738,721
                                                                                                                     ------------
                                                                                                                       44,356,818
                                                                                                                     ------------
            MULTI-INDUSTRY  3.8%
            Alfa SA de CV, A..................................................      Mexico           1,400,000          9,488,879
            Broken Hill Proprietary Co. Ltd...................................    Australia          1,017,543          9,450,371
            Harrisons & Crosfield PLC.........................................  United Kingdom       3,420,553          7,864,890
            Hutchison Whampoa Ltd.............................................    Hong Kong            600,000          3,763,066
            Jardine Matheson Holdings Ltd.....................................    Hong Kong            573,468          2,924,687
            Jardine Strategic Holdings Ltd....................................    Hong Kong            225,000            594,000
            Swire Pacific Ltd., A.............................................    Hong Kong            400,000          2,193,831
                                                                                                                     ------------
                                                                                                                       36,279,724
                                                                                                                     ------------
            REAL ESTATE  1.2%
            Cheung Kong Holdings Ltd..........................................    Hong Kong            850,000          5,566,847
            New Asia Realty and Trust Co. Ltd., A.............................    Hong Kong          2,314,000          5,673,764
                                                                                                                     ------------
                                                                                                                       11,240,611
                                                                                                                     ------------
            RECREATION & OTHER CONSUMER GOODS  0.1%
            SMH AG, br........................................................   Switzerland             1,800            992,577
                                                                                                                     ------------
            TELECOMMUNICATIONS  9.7%
            British Telecommunications PLC....................................  United Kingdom         980,000          7,721,636
            Hong Kong Telecommunications Ltd..................................    Hong Kong          2,261,786          4,655,502
            Koninklijke PTT Nederland NV......................................   Netherlands           263,235         10,983,001
            Nokia AB, A.......................................................     Finland             122,600          8,572,011
            PT Indosat TBK, ADR...............................................    Indonesia             49,000            946,312
            Tele Danmark AS, B................................................     Denmark             123,750          7,675,791
            Telecom Italia SpA, di Risp.......................................      Italy            3,769,750         16,564,311
            Telefonica de Argentina SA, B, ADR................................    Argentina            299,800         11,167,550
            Telefonica de Espana SA, ADR......................................      Spain               70,000          6,374,375
            Telefonica del Peru SA, B, ADR....................................       Peru               29,000            676,062
            Telefonica del Peru SA, B.........................................       Peru            3,000,000          6,704,587
            Telefonos de Mexico SA, L, ADR....................................      Mexico             191,300         10,724,756
                                                                                                                     ------------
                                                                                                                       92,765,894
                                                                                                                     ------------
            TRANSPORTATION  1.4%
            Hitachi Zosen Corp................................................      Japan            3,001,000          4,803,623
            Koninklijke Nedlloyd NV...........................................   Netherlands           216,300          4,907,060
            Qantas Airways Ltd., ADR, 144A....................................    Australia            231,900          4,093,035
                                                                                                                     ------------
                                                                                                                       13,803,718
                                                                                                                     ------------

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON INTERNATIONAL FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997 (continued)

                                                                                   COUNTRY           SHARES             VALUE
            ---------------------------------------------------------------------------------------------------------------------
            COMMON STOCKS (CONT.)
            UTILITIES ELECTRICAL & GAS  8.1%
            British Gas PLC...................................................  United Kingdom       2,395,588       $ 10,780,303
            *Centrica PLC.....................................................  United Kingdom       1,870,000          2,702,667
            *CEZ AS...........................................................  Czech Republic          19,000            623,518
            Cia Sevillana de Electricidad SA..................................      Spain              323,029          3,021,440
            Endesa SA, ADR....................................................      Spain              240,000          4,365,000
            Energie-Versorgung Niederoesterreich AG...........................     Austria              48,600          6,386,890
            Hong Kong Electric Holdings Ltd...................................    Hong Kong          2,431,000          9,238,992
            Iberdrola SA......................................................      Spain              626,500          8,245,044
            Korea Electric Power Corp.........................................   South Korea           269,000          2,483,687
            National Grid Holdings PLC........................................  United Kingdom       1,122,100          5,348,994
            National Power PLC................................................  United Kingdom         516,000          5,105,932
            Shandong Huaneng Power Development Co. Ltd., ADR..................      China              100,000            687,500
            Thames Water Group PLC............................................  United Kingdom         815,315         12,198,659
            VEBA AG...........................................................     Germany              98,000          6,673,152
                                                                                                                     ------------
                                                                                                                       77,861,778
                                                                                                                     ------------
            WHOLESALE & INTERNATIONAL TRADE  0.6%
            Brierley Investments Ltd..........................................   New Zealand         8,410,000          6,006,410
                                                                                                                     ------------
               TOTAL COMMON STOCKS
                (COST $645,328,626)...........................................                                        790,093,134
                                                                                                                     ------------
            PREFERRED STOCKS  5.2%
            *Banco Bradesco SA, pfd...........................................      Brazil         860,000,000          8,476,323
            *Bank Austria AG, new, pfd., 144A.................................     Austria             460,000         20,757,630
            News Corp. Ltd., pfd., ADR........................................    Australia            221,100          4,394,363
            *Lojas Americanas SA, pfd.........................................      Brazil         312,058,451          1,453,971
            Telecomunicacoes Brasileiras SA, pfd..............................      Brazil           4,866,533            555,091
            Telecomunicacoes Brasileiras SA, pfd., ADR........................      Brazil             116,100         13,518,394
                                                                                                                     ------------
               TOTAL PREFERRED STOCKS
                (COST $36,439,803)............................................                                         49,155,772
                                                                                                                     ------------
                                                                                                    PRINCIPAL
                                                                                                    AMOUNT**
                                                                                                    ----------
            SHORT TERM INVESTMENTS  7.5%
            Federal Farm Credit Banks, 5.50% to 5.55%,
             with maturities to 3/02/98.......................................  United States      $16,990,000         16,987,985
            Federal National Mortgage Association, 5.70%,
             with maturities to 1/21/98.......................................  United States       50,000,000         49,905,825
            U.S. Treasury Bills, 4.50% to 4.91%,
             with maturities to 1/22/98.......................................  United States        4,593,000          4,580,733
                                                                                                                     ------------
               TOTAL SHORT TERM INVESTMENTS
                (COST $71,459,830)............................................                                         71,474,543
                                                                                                                     ------------
               TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT
                (COST $753,228,259)...........................................                                        910,723,449
                                                                                                                     ------------
            (A)REPURCHASE AGREEMENT  3.3%
            UBS Securities Inc., 6.45%, 1/02/98,
             (Market Value $31,510,287) (COST $31,499,000)
             Collateral: U.S. Treasury Note...................................  United States       31,499,000         31,499,000
                                                                                                                     ------------
               TOTAL INVESTMENTS
                (COST $784,727,259)  98.6%....................................                                        942,222,449
                OTHER ASSETS, LESS LIABILITIES  1.4%..........................                                         13,794,406
                                                                                                                     ------------
               TOTAL NET ASSETS  100.0%.......................................                                       $956,016,855
                                                                                                                     ============

*NON-INCOME PRODUCING.
**SECURITIES TRADED IN U.S. DOLLARS.
(a)AT DECEMBER 31, 1997, ALL REPURCHASE AGREEMENTS HELD BY THE FUND HAD BEEN ENTERED INTO ON THAT DATE.
+THE INVESTMENT COMPANY ACT OF 1940 DEFINES "AFFILIATED COMPANIES" AS INVESTMENTS IN PORTFOLIO COMPANIES IN WHICH THE FUND OWNS 5% OR MORE OF THE OUTSTANDING VOTING SECURITIES. INVESTMENTS IN NON-CONTROLLED AFFILIATED COMPANIES AT DECEMBER 31, 1997, WERE $3,496,947.
                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON INTERNATIONAL FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

Assets:
 Investments in securities, at value
  (cost $753,228,259)                    $ 910,723,449
 Repurchase agreement, at value and
  cost                                      31,499,000
 Cash                                           11,791
 Receivables:
  Investment securities sold                 9,040,601
  Fund shares sold                           3,235,405
  Dividends and interest                     2,669,434
                                          ------------
     Total assets                          957,179,680
                                          ------------
Liabilities:
 Payables:
  Investment securities purchased              151,411
  Fund shares redeemed                           6,263
  To affiliates                                636,405
 Other liabilities                             368,746
                                          ------------
     Total liabilities                       1,162,825
                                          ------------
Net assets, at value                     $ 956,016,855
                                          ============
Net assets consist of:
 Undistributed net investment income     $  22,712,773
 Net unrealized appreciation               157,495,190
 Accumulated net realized gain              41,363,383
 Beneficial shares                         734,445,509
                                          ------------
Net assets, at value                     $ 956,016,855
                                          ============
Class 1:
 Net asset value per share
  ($938,410,418 / 46,501,531 shares
  outstanding)                           $       20.18
                                          ============
Class 2:
 Net asset value per share
  ($17,606,437 / 874,330
  shares outstanding)                    $       20.14
                                          ============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997

Investment Income:
 (net of foreign taxes of
  $2,777,787)
 Dividends                     $25,886,917
 Interest                        3,997,366
                               -----------
     Total investment income                $  29,884,283
Expenses:
 Management fees (Note 3)        5,356,048
 Administrative fees (Note 3)      838,726
 Distribution fees (Note 3)
  Class 2                           13,723
 Custodian fees                    319,710
 Reports to shareholders           338,300
 Professional fees (Note 3)         51,131
 Trustees' fees and expenses        26,700
 Other                               1,910
                               -----------
     Total expenses                             6,946,248
                                             ------------
      Net investment income                    22,938,035
                                             ------------
Realized and unrealized gains
(losses):
 Net realized gain (loss) from:
  Investments                   45,242,195
  Foreign currency transactions    (468,336)
                               -----------
     Net realized gain                         44,773,859
     Net unrealized
      appreciation on
      investments                              33,944,248
                                             ------------
Net realized and unrealized
  gain                                         78,718,107
                                             ------------
Net increase in net assets
  resulting from operations                 $ 101,656,142
                                             ============

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON INTERNATIONAL FUND
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

                                                                                         1997             1996
                                                                                     ----------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income............................................................  $ 22,938,035     $ 16,824,712
  Net realized gain from investments and foreign currency transactions.............    44,773,859        7,597,723
  Net unrealized appreciation on investments.......................................    33,944,248       91,776,417
                                                                                     -----------------------------
    Net increase in net assets resulting from operations...........................   101,656,142      116,198,852
                                                                                     -----------------------------
 Distributions to shareholders from:
  Net investment income
   Class 1.........................................................................   (19,635,324)      (6,297,332)
  Net realized gains
   Class 1.........................................................................    (7,892,630)      (1,836,722)
 Fund share transactions (Note 2):
  Class 1..........................................................................   180,999,255      221,778,404
  Class 2..........................................................................    17,905,036               --
                                                                                     -----------------------------
    Net increase in net assets.....................................................   273,032,479      329,843,202
                                                                                     -----------------------------
Net assets:
 Beginning of year.................................................................   682,984,376      353,141,174
                                                                                     -----------------------------
 End of year.......................................................................  $956,016,855     $682,984,376
                                                                                     =============================
Undistributed net investment income included in net assets:
 End of year.......................................................................  $ 22,712,773     $ 16,391,933
                                                                                     =============================

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON INTERNATIONAL FUND
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton International Fund (the Fund) is a separate, diversified series of Templeton Variable Products Series Fund (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital growth through a flexible policy of investing in stock and debt obligations of companies and governments outside the United States. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the funds comprising the Trust based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON INTERNATIONAL FUND
Notes to Financial Statements  (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. BENEFICIAL SHARES

The Fund offers two classes of shares: Class 1 and Class 2 shares. The shares differ by their distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At December 31, 1997, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                                                    YEAR ENDED DECEMBER 31,
                                                                     ------------------------------------------------------
                                                                           1997                                 1996
                                                                     ------------------------------------------------------
                                                                 SHARES          AMOUNT               SHARES           AMOUNT
                                                                     ------------------------------------------------------
CLASS 1 SHARES:
Shares sold................................................... 13,166,780     $ 258,892,155          15,869,480      $256,826,546
Shares issued on reinvestment of distributions................  1,502,617        27,527,954             524,440         8,134,054
Shares redeemed............................................... (5,280,097)     (105,420,854)         (2,621,355)      (43,182,196)
                                                               ------------------------------------------------------------------
Net increase..................................................  9,389,300     $ 180,999,255          13,772,565      $221,778,404
                                                               ==================================================================

                                                                       YEAR ENDED
                                                                   DECEMBER 31, 1997*
                                                              -----------------------------
                                                                SHARES          AMOUNT
                                                              -----------------------------
CLASS 2 SHARES:
Shares sold..................................................  1,240,830      $  25,401,552
Shares redeemed..............................................   (366,500)        (7,496,516)
                                                              -----------------------------
Net increase.................................................    874,330      $  17,905,036
                                                              =============================

*Effective date of Class 2 shares was May 1, 1997.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Trust are also officers or directors of Templeton Investment Councel, Inc. (TICI), Templeton Funds Annuity Company (TFAC) and Franklin/Templeton Distributors, Inc. (Distributors), the Fund's investment manager, administrative manager and principal underwriter, respectively.

Effective May 1, 1997, the Fund pays an investment management fee to TICI based on the average daily net assets of the Fund as follows:

         ANNUALIZED
          FEE RATE                   AVERAGE DAILY NET ASSETS
         ------------------------------------------------------------------
         0.75%         First $200 million
         0.675%        Over $200 million, up to and including $1.3 billion
         0.60%         Over $1.3 billion

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON INTERNATIONAL FUND
Notes to Financial Statements  (continued)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONTINUED)
Prior to May 1, 1997, the Fund paid an investment management fee to TICI based on the average daily net assets of the Fund as follows:

         ANNUALIZED
          FEE RATE                   AVERAGE DAILY NET ASSETS
         ------------------------------------------------------------------
         0.50%         First $200 million
         0.45%         Over $200 million, up to and including $1.3 billion
         0.40%         Over $1.3 billion

The Fund pays its allocated share of an administrative fee to TFAC based on the Trust's aggregate average daily net assets as follows:

         ANNUALIZED
          FEE RATE                   AVERAGE DAILY NET ASSETS
         ------------------------------------------------------------------
         0.15%         First $200 million
         0.135%        Over $200 million, up to and including $700 million
         0.10%         Over $700 million, up to and including $1.2 billion
         0.075%        Over $1.2 billion

The Fund reimburses Distributors up to 0.25% per year of its average daily net assets of Class 2 shares, for costs incurred in marketing the Fund's Class 2 shares.

Included in professional fees are legal fees of $4,207 that were paid to a law firm in which a partner is an officer of the Fund.

4. INCOME TAXES

The cost of securities for income tax purposes is the same as that shown in the statement of investments. At December 31, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:

         Unrealized appreciation.....................................................................  $221,752,024
         Unrealized depreciation.....................................................................   (64,256,834)
                                                                                                       ------------
         Net unrealized appreciation.................................................................  $157,495,190
                                                                                                       ============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1997 aggregated $281,017,079 and $127,326,874, respectively.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON INTERNATIONAL FUND
INDEPENDENT AUDITOR'S REPORT
The Board of Trustees and Shareholders
Templeton Variable Products Series Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of the Templeton International Fund, series of Templeton Variable Products Series Fund (the Trust) as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Templeton International Fund, series of Templeton Variable Products Series Fund as of December 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

                                      McGladrey & Pullen, LLP

New York, New York
January 30, 1998

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON INTERNATIONAL FUND
Tax Designation

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 0.66% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 1997.

                                      TEMPLETON DEVELOPING MARKETS FUND

--------------------------------------------------------------------------------
Investment Objective: Templeton Developing Markets Fund seeks long-term capital appreciation. The Fund seeks to achieve this objective by investing primarily in equity securities of issuers in countries having developing markets.
--------------------------------------------------------------------------------

During the first half of the year, large capital inflows from developed market countries contributed to rising prices of many emerging market equities. However, since June, a currency crisis affecting several emerging market countries caused these prices to fall sharply.

The crisis first became apparent when the Thai government devalued the baht in July 1997. Between then and the end of the year, the value of the Thai baht declined 47%, the Indonesian rupiah 55%, the Malaysian ringgit plunged 34%, the Philippine peso dropped 33%, and the Singapore dollar fell 14% versus the U.S. dollar.(1) These devaluations thrust many companies into bankruptcy, adversely affecting the banking systems in these countries. Stock markets in the region also suffered, as a rush for cash drove down equity prices in a wild melee of selling, the likes of which had not been seen for many years. As of December 31, 1997, the Thai market was down 56% in local currency terms from its yearly high reached on January 22, 1997. Enormous falls from 1997 highs were also seen in South Korea (-53% since June 17), Malaysia (-53% since February 25) and a number of other countries.(1)

1. Source: Bloomberg.

      TEMPLETON DEVELOPING
      MARKETS FUND
      Change in Value of Various
      Currencies vs. U.S. Dollar
      12/31/96 - 12/31/97

                                                    % OF TOTAL
      COUNTRY                                       NET ASSETS
      ----------------------------------------------------

      Indonesian rupiah                                 -56.3%

      South Korean won                                  -47.4%

      Thai baht                                         -45.4%

      Malaysian ringgit                                 -34.8%

      Philippine peso                                   -33.4%

      Singapore dollar                                  -16.6%

      Hong Kong dollar                                   -0.2%

      Source: Bloomberg.

During the latter half of the reporting period, the Asian currency crisis created some exceptional opportunities in certain stocks we previously had considered over-valued. Seeking to take advantage of these opportunities, we sold shares in Latin America and Eastern Europe, and bought others in Asia, where prices had declined the most.

As of December 31, 1997, the Fund owned investments in 31 countries. Our largest regional holdings were Asia, followed by Latin America, Europe, and the Middle East/Africa.

Looking forward, we believe that, having swallowed the bitter medicine of currency devaluation, many Asian countries are well-placed for an export-led recovery, despite higher costs for imported raw materials. This may be particularly true of Indonesia, Malaysia and Thailand. Using a theory known as Purchasing Power Parity (PPP), which calculates the degree to which a given currency may be either under- or over-valued versus the U.S. dollar, it appears to us that the rupiah, ringgit, and baht have become seriously undervalued and may actually begin appreciating if exports begin to grow strongly. Such developments could help stock prices in all these countries to rise from depressed year-end levels, especially in Thailand, where we are finding what we consider to be some of the best bargains in emerging markets since the Mexican peso crisis of 1994-95.

The situation is somewhat different in the Philippines and Singapore, where local currencies are not yet undervalued according to PPP theory. International investors may continue selling the Philipine peso and Singapore dollar, which could negatively impact these economies.

                  TEMPLETON DEVELOPING
                  MARKETS FUND
                  Geographic Distribution
                  Based on Total Net Assets
                  12/31/97

                  Asia                                               37.5%
                  Latin America                                      16.3%
                  Europe                                             12.6%
                  Middle East/Africa                                  8.7%
                  Short-Term Investments &
                    Other Net Assets                                 24.9%


                  TEMPLETON DEVELOPING
                  MARKETS FUND
                  Total Return of Local Stock Index,
                  Measured in U.S. Dollars
                  12/31/96 - 12/31/97

                                                                % OF TOTAL
                  COUNTRY,                                      NET ASSETS
                  ----------------------------------------------------

                  Thailand                                          -74.7%

                  Indonesia                                         -70.5%

                  South Korea                                       -69.2%

                  Malaysia                                          -67.9%

                  Singapore                                         -41.1%

                  Hong Kong                                         -17.7%

                  Source: Bloomberg.

In Hong Kong, where authorities were able to defend its dollar's peg to the U.S. dollar throughout 1997 by sharply increasing overnight interbank interest rates, the government faces a dilemma. If it maintains its fixed-rate exchange currency policy versus the U.S. dollar, it risks further attacks in the foreign exchange market and continued upward pressure on interest rates. This could damage the property sector and the outlook for Hong Kong banks. On the other hand, by floating the currency, the government risks inflation. A difficult choice, but given the underlying health of the economy, we believe Hong Kong's government has made the right decision in continuing to peg its dollar's peg to the U.S. dollar, at least for the moment. In the long run, however, we think the Hong Kong dollar may have to be devalued unless inflation there can be lowered below the U.S. inflation rate.

The current emerging market crisis represents an opportunity to discover undervalued securities that were previously overvalued. Consequently, we firmly believe that now is the time to maintain our rational investing approach and pick up bargains which can underpin strong performance for the Fund over the next few years.

Please remember that this discussion accurately reflects our views and opinions as of December 31, 1997, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and portfolio holdings. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

2. Source: Bloomberg. Based on quarterly percentage price change over 15 years ended December 31, 1997.

      TEMPLETON DEVELOPING
      MARKETS FUND
      Top 10 Holdings on 12/31/97

      COMPANY,
      INDUSTRY,                                     % OF TOTAL
      COUNTRY                                       NET ASSETS
      ---------------------------------------------------------
      Cemex SA, B
      Building Materials &
      Components, Mexico                                  2.7%

      Investimentos Itau SA, pfd.
      Multi-Industry, Brazil                              1.8%

      Aracruz Celulose SA, ADR
      Forest Products & Paper,
      Brazil                                              1.6%

      HSBC Holdings PLC
      Banking, Hong Kong                                  1.5%

      Swire Pacific Ltd., A & B
      Multi-Industry, Hong Kong                           1.4%

      CEZ AS
      Utilities Electrical & Gas,
      Czech Republic                                      1.4%

      Przedsiebiorstwo Handlu
      Zagranicznego
      Universal SA
      Wholesale & International
      Trade, Poland                                       1.3%

      Banco Bradesco SA
      Banking, Brazil                                     1.3%

      Hang Lung
      Development Co. Ltd.
      Real Estate, Hong Kong                              1.1%

      Telefonica del Peru SA,
      B, ADR
      Telecommunications, Peru                            1.1%

    For a complete list of portfolio holdings, please see the Fund's Statement of Investments.

It is important to remember that the portfolio is subject to special and higher risks related to foreign developing markets, including changes in currency values, market price swings, and economic, social, and political developments in the countries where the portfolios are invested and their relatively small size and lesser liquidity. These special risks and other considerations are discussed in the Fund's prospectus. While short-term volatility can be disconcerting, declines of as much as 40% to 50% are not unusual in emerging markets. Hong Kong's equity market has increased 1268% in the last 15 years, but has suffered five quarterly declines of more than 20% during that time.(2)

We thank you for investing in the Templeton Developing Markets Fund, and welcome any comments or suggestions you may have.

Sincerely,

/s/ J. Mark Mobius

Dr. J. Mark Mobius
Portfolio Manager
Templeton Developing Markets Fund

                  TEMPLETON DEVELOPING
                  MARKETS FUND
                  Top 10 Countries
                  Represented in the Fund
                  12/31/97

                                                                % OF TOTAL
                  COUNTRY,                                      NET ASSETS
                  ---------------------------------------------------------

                  Hong Kong                                           7.2%

                  Mexico                                              6.9%

                  Brazil                                              6.4%

                  Thailand                                            6.3%

                  South Africa                                        6.2%

                  Poland                                              4.3%

                  Singapore                                           3.9%

                  Turkey                                              3.8%

                  Russia                                              3.4%

                  India                                               3.2%

PERFORMANCE SUMMARY

CLASS 2
Templeton Developing Markets Fund - Class 2 delivered a -29.33% total return for the 12-month period ended December 31, 1997. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. For periods of less than one year, aggregate annual figures are shown. Past expense reductions by the manager increased returns.

The graph on the following page compares the performance of the Fund - Class 2 shares since inception with that of the broadbased Morgan Stanley Capital International (MSCI) World Index. This index includes approximately 1,500 companies representing the stock markets of 23 countries, including the U.S., Canada, United Kingdom and Japan. It differs from the Fund because it includes stocks from some developed countries such as the U.S., where the Fund is not allowed to invest. On December 31, 1997, the index's U.S. weighting was 49.4%.

The graph also compares the Fund's performance with that of the more narrow International Finance Corporation's (IFC) Investable Composite Index and the Consumer Price Index. The IFC Investable Composite Index was designed to reflect the performance of emerging market investments and includes approximately 1,400 stocks that foreigners can buy in 32 countries, including Mexico, South Korea, Brazil, Jordan and Turkey. The Consumer Price Index (CPI) is a commonly used measure of inflation. Please remember that the Fund's performance differs from that of an index because an index is not managed, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no sales charges or management expenses. Of course, one cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

NOTE: PERFORMANCE REFLECTS THE FUND - CLASS 2'S OPERATING EXPENSES, BUT DOES NOT INCLUDE ANY FEES, EXPENSES, OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER. THESE CHARGES AND DEDUCTIONS, PARTICULARLY FOR VARIABLE LIFE POLICIES, CAN HAVE A SIGNIFICANT EFFECT ON CONTRACT VALUES AND INSURANCE BENEFITS. FOR A COMPLETE DESCRIPTION OF EXPENSES, INCLUDING ANY APPLICABLE SALES CHARGES, PLEASE REFER TO THE CONTRACT PROSPECTUS PROVIDED BY THE INSURANCE COMPANY.

 - NOTE: First period return inception date is 03/01/96
Monthly      US Dollar                                                        US Dollar
             Templeton Variable Products Developing Markets Fund              IFC Investable Comp
             Acct 8381                                                            MSCI World        Consumer Price   IFC Investable
                                                                                     Index               Index      Composite Index
INCEPT                                                                 10,000        $10,000              $10,000       $10,000
      Mar-96                                                           10,020        $10,169              $10,052       $10,144
      Apr-96                                                            9,980        $10,409              $10,091       $10,550
      May-96                                                           10,010        $10,420              $10,110       $10,461
      Jun-96                                                            9,800        $10,475              $10,116       $10,584
      Jul-96                                                            9,250        $10,107              $10,136        $9,889
      Aug-96                                                            9,250        $10,225              $10,155       $10,195
      Sep-96                                                            9,370        $10,627              $10,187       $10,346
      Oct-96                                                            9,140        $10,703              $10,219       $10,123
      Nov-96                                                            9,460        $11,305              $10,239       $10,273
      Dec-96                                                            9,430        $11,126              $10,239       $10,318
      Jan-97                                                           10,110        $11,261              $10,271       $11,047
      Feb-97                                                           10,349        $11,393              $10,302       $11,587
      Mar-97                                                           10,138        $11,170              $10,327       $11,302
      Apr-97                                                            9,896        $11,537              $10,340       $11,109
      May-97                                                            9,816        $12,251              $10,334       $11,487
      Jun-97                                                            9,977        $12,864              $10,346       $11,983
      Jul-97                                                           10,369        $13,458              $10,358       $12,104
      Aug-97                                                            9,363        $12,560              $10,378       $10,558
      Sep-97                                                            9,604        $13,244              $10,404       $10,903
      Oct-97                                                            7,863        $12,549              $10,430        $9,110
      Nov-97                                                            7,067        $12,773              $10,424        $8,674
      Dec-97                                                            6,665        $12,931              $10,411        $8,786

        * Index includes reinvested dividends.

       ** Source: U.S. Bureau of Labor Statistics, December 31, 1997.

 TEMPLETON DEVELOPING MARKETS FUND - CLASS 2
 Periods ended 12/31/97

                                                               SINCE           SINCE CLASS 2
                                                             INCEPTION           INCEPTION
                                             1-YEAR*         (3/4/96)*           (5/1/97)
  ------------------------------------------------------------------------------------------
  Average Annual Total Return                -29.33%          -19.85%                  --
  Cumulative Total Return                    -29.33%          -33.35%                  --
  Value of $10,000 Investment                 $7,067           $6,665              $6,721
  Aggregate Total Return                          --               --             -32.79%

*Because Class 2 shares were not offered until May 1, 1997, performance shown for periods prior to that date represents the historical results of Class 1 shares. Performance of Class 2 shares for periods after May 1, 1997 reflect Class 2's higher annual fees and expenses resulting from its rule 12b-1 plan. Maximum annual plan expenses are 0.25%.

Investment return and the value of your principal will go up and down with market conditions, currencies and the economic, social, and political climates of the countries where investments are made. Emerging markets involve similar but higher risks related to their smaller size and lesser liquidity. You may have a gain or loss when you sell your shares.

Past performance cannot predict or guarantee future results.
TD- 6

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
Financial Highlights

                                                                                                       YEAR ENDED DECEMBER 31,
                                                                                                       -----------------------
                                                                                                         1997           1996+
                                                                                                       -----------------------
PER SHARE OPERATING PERFORMANCE - CLASS 1
(For a share outstanding throughout the year)
Net asset value, beginning of year..................................................................       $9.43        $10.00
                                                                                                       -----------------------
Income from investment operations:
 Net investment income..............................................................................         .09           .05
 Net realized and unrealized loss...................................................................       (2.82)         (.62)
                                                                                                       -----------------------
Total from investment operations....................................................................       (2.73)         (.57)
                                                                                                       -----------------------
Less distributions from:
 Net investment income..............................................................................        (.04)           --
 Net realized gains.................................................................................        (.03)           --
                                                                                                       -----------------------
Total distributions.................................................................................        (.07)           --
                                                                                                       -----------------------
Net asset value, end of year........................................................................       $6.63         $9.43
                                                                                                       =======================
Total Return*.......................................................................................    (29.22)%       (5.70)%

RATIOS /SUPPLEMENTAL DATA
Net assets, end of year (000's).....................................................................    $163,459       $72,245
Ratios to average net assets:
 Expenses...........................................................................................       1.58%         1.70%**
 Expenses, excluding waiver and payments by affiliate...............................................       1.58%         1.78%**
 Net investment income..............................................................................       1.63%         1.52%**
Portfolio turnover rate.............................................................................      23.82%         9.95%
Average commission rate paid***.....................................................................      $.0018        $.0020

*TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE. TOTAL RETURN IS NOT ANNUALIZED.
**ANNUALIZED.
***RELATES TO PURCHASES AND SALES OF EQUITY SECURITIES.
+FOR THE PERIOD MARCH 4, 1996 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1996.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
Financial Highlights (continued)

                                                                                                                    1997+
                                                                                                                  ---------
PER SHARE OPERATING PERFORMANCE - CLASS 2
(For a share outstanding throughout the year)
Net asset value, beginning of year.............................................................................       $9.85
                                                                                                                  ---------
Income from investment operations:
 Net investment income.........................................................................................         .04
 Net realized and unrealized loss..............................................................................       (3.27)
                                                                                                                  ---------
Total from investment operations...............................................................................       (3.23)
                                                                                                                  ---------
Net asset value, end of year...................................................................................       $6.62
                                                                                                                  =========
Total Return*..................................................................................................    (32.79)%

RATIOS /SUPPLEMENTAL DATA
Net assets, end of year (000's)................................................................................      $9,569
Ratios to average net assets:
 Expenses......................................................................................................       1.77%**
 Net investment income.........................................................................................       1.48%**
Portfolio turnover rate........................................................................................      23.82%
Average commission rate paid***................................................................................      $.0018

*TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE. TOTAL RETURN IS NOT ANNUALIZED.
**ANNUALIZED.
***RELATES TO PURCHASES AND SALES OF EQUITY SECURITIES.
+FOR THE PERIOD MAY 1, 1997 (EFFECTIVE DATE) TO DECEMBER 31, 1997.

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997

                                                                         INDUSTRY                    SHARES             VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES  75.1%
ARGENTINA  1.9%
Atanor Cia Nacional Para la Industria Quimica SA, D......               Chemicals                      161,169       $    222,455
*Buenos Aires Embotelladora SA, ADR......................          Beverages & Tobacco                  29,000                290
Capex SA, A..............................................       Utilities Electrical & Gas              25,000            166,282
Central Costanera SA, B..................................       Utilities Electrical & Gas              12,120             31,518
Molinos Rio de Plata SA, B...............................       Food & Household Products               62,205            149,320
Nobleza Piccardo Sdad Industrial Comercial y Financial...          Beverages & Tobacco                  42,851            192,866
Quilmes Industrial SA....................................          Beverages & Tobacco                 119,000          1,628,812
Siderar, A...............................................            Metals & Mining                     5,595             23,783
Sociedad Comercial del Plata Cadelplata Come.............             Multi-Industry                    32,950             52,071
Transportadora de Gas del Sur SA, B......................             Energy Sources                    11,156             25,329
Transportadora de Gas del Sur SA, B, ADR.................             Energy Sources                     2,000             22,375
YPF Sociedad Anonima, ADR................................             Energy Sources                    21,547            736,638
                                                                                                                      -----------
                                                                                                                        3,251,739
                                                                                                                      -----------
BOTSWANA  0.4%
Sechaba Brewery Holding Ltd..............................          Beverages & Tobacco                 404,000            426,932
Sefalana Holding Co. Ltd.................................       Food & Household Products               31,100             57,157
Standard Chartered Bank Botswana Ltd.....................                Banking                        68,000            258,874
                                                                                                                      -----------
                                                                                                                          742,963
                                                                                                                      -----------
BRAZIL  6.4%
Aracruz Celulose SA, ADR.................................        Forest Products & Paper               196,800          2,829,000
Banco Bradesco SA........................................                Banking                    97,596,000            970,669
Banco Bradesco SA, pfd...................................                Banking                   130,405,000          1,285,296
*Banco Bradesco SA, rts..................................                Banking                     4,172,733             15,329
*Banco Bradesco SA, pfd. rts.............................                Banking                     5,575,488             19,983
Banco do Brasil SA.......................................                Banking                    41,610,000            268,440
Banco do Brazil SA, pfd..................................                Banking                    16,653,000            123,101
Brasmotor SA, pfd........................................             Multi-Industry                 1,680,000            165,584
Companhia Siderurgica Nacional Sid Nacional..............            Metals & Mining                62,850,000          1,745,755
Copene-Petroquimica do Nordeste SA, A, pfd...............               Chemicals                      344,000            104,798
Duratex SA, pfd..........................................        Forest Products & Paper             3,715,000            146,463
Investimentos Itau SA, pfd...............................             Multi-Industry                 3,985,000          3,106,447
*Mannesmann SA...........................................        Machinery & Engineering             2,837,000            333,002
                                                                                                                      -----------
                                                                                                                       11,113,867
                                                                                                                      -----------
CHINA  0.7%
China Southern Glass Co. Ltd., B.........................    Building Materials & Components           315,844             88,855
*China Textile Machinery Co. Ltd., B.....................        Machinery & Engineering               305,100             25,018
Chiwan Wharf Holdings Ltd., B............................             Transportation                   174,000             54,789
Guangshen Railway Co. Ltd., ADR..........................             Transportation                     5,000             67,187
*Luoyang Glass Co. Ltd., H...............................      Misc Materials & Commodities          1,328,000            119,964
Maanshan Iron & Steel Co. Ltd., H........................            Metals & Mining                   135,000             14,983
Northeast Electric Transmission & Transformation, H......        Machinery & Engineering               516,000             58,599
*Phoenix Co. Ltd.........................................   Recreation & Other Consumer Goods          540,010             54,001
Shandong Huaneng Power Development Co. Ltd., ADR.........       Utilities Electrical & Gas              17,500            120,313
*Shanghai Jin Jiang Tower Co. Ltd., B....................           Leisure & Tourism                  282,240             52,497
Shanghai New Asia Group Co. Ltd., B......................       Food & Household Products               61,540             16,616
Shanghai Petrochemical Co. Ltd., H.......................               Chemicals                    1,250,000            195,186
*Shanghai Shangling Electric Appliance, B................    Appliances & Household Durables           355,730             73,280
*Shanghai Steel Tube Co. Ltd., B.........................        Machinery & Engineering               400,000             34,400
Shanghai Tyre & Rubber Co. Ltd., B.......................         Industrial Components                496,000            124,000
*Shanghai Vacuum Electron Devices Co. Ltd., B............    Appliances & Household Durables           400,000             60,000
Shanghai Yaohua Pilkington Glass, B......................    Building Materials & Components           142,000             19,596
*Shanghai Zhenhua Port Machinery Co. Ltd., B.............        Machinery & Engineering                50,000             34,400
*Shenzhen China Bicycles Co. Ltd., B.....................   Recreation & Other Consumer Goods              700                115
Shenzhen Huafa Electronics Co. Ltd., B...................    Appliances & Household Durables            58,400             14,018
                                                                                                                      -----------
                                                                                                                        1,227,817
                                                                                                                      -----------

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997 (continued)

                                                                         INDUSTRY                    SHARES             VALUE
--------------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
CZECH REPUBLIC  1.8%
*CEZ AS..................................................       Utilities Electrical & Gas              74,500       $  2,444,848
Komercni Banka AS........................................                Banking                         7,000            264,124
Komercni Banka AS, GDR...................................                Banking                         8,000             98,000
*Leciva AS...............................................         Health & Personal Care                   700             42,503
*SPT Telecom AS..........................................           Telecommunications                   2,610            279,217
*Unipetrol, fgn..........................................               Chemicals                       15,862             45,624
                                                                                                                      -----------
                                                                                                                        3,174,316
                                                                                                                      -----------
GHANA  0.8%
Ashanti Goldfields Co. Ltd., GDR.........................            Metals & Mining                   173,200          1,299,000
                                                                                                                      -----------
GREECE  0.7%
Delta Dairy SA...........................................       Food & Household Products               26,790            303,906
Ergo Bank SA.............................................                Banking                         2,323            120,140
Hellas Can SA Packaging Manufacturers....................            Metals & Mining                    14,000            202,219
Hellenic Telecommunications Organizations................           Telecommunications                  16,236            332,899
Hellenic Telecommunications Organizations, 144A..........           Telecommunications                  12,500            256,297
*National Bank of Greece SA..............................                Banking                           200             17,611
                                                                                                                      -----------
                                                                                                                        1,233,072
                                                                                                                      -----------
HONG KONG  7.2%
Cheung Kong Holdings Ltd.................................              Real Estate                     249,000          1,630,759
Cross Harbour Tunnel Co. Ltd.............................             Transportation                    58,000             98,800
Dairy Farm International Holdings Ltd....................             Merchandising                    188,104            203,152
Golden Resources Development International Ltd...........       Food & Household Products            2,428,000            250,665
Goldlion Holdings Ltd....................................           Textiles & Apparel                  82,000             27,249
Hang Lung Development Co. Ltd............................              Real Estate                   1,376,000          1,935,527
Hong Kong & Shanghai Hotels Ltd..........................           Leisure & Tourism                1,211,000          1,000,181
Hong Kong Electric Holdings Ltd..........................       Utilities Electrical & Gas             138,400            525,988
Hopewell Holdings Ltd....................................         Construction & Housing               396,000             98,629
HSBC Holdings PLC........................................                Banking                       105,600          2,602,865
IMC Holdings Ltd.........................................             Transportation                   415,000            107,111
Jardine Matheson Holdings Ltd............................             Multi-Industry                     8,651             44,120
Joyce Boutique Holdings Ltd..............................             Merchandising                  1,080,000             45,993
*Lai Fung Holdings Ltd...................................              Real Estate                      28,880              9,970
Lai Sun Development Co. Ltd..............................              Real Estate                   1,444,000            475,184
Lai Sun Garment International Ltd........................             Multi-Industry                   458,000            285,179
Laws International Holdings Ltd..........................           Textiles & Apparel                 686,000             94,724
Semi-Tech Co. Ltd........................................    Appliances & Household Durables           247,834             40,618
*Semi-Tech Co. Ltd., wts.................................    Appliances & Household Durables             5,706                206
Swire Pacific Ltd., A....................................             Multi-Industry                   247,000          1,354,691
Swire Pacific Ltd., B....................................             Multi-Industry                 1,102,500          1,116,870
Tingyi (Cayman Islands) Holding Corp.....................       Food & Household Products              634,000             82,635
Wheelock and Company Ltd.................................             Multi-Industry                   178,000            207,885
*Wo Kee Hong Holdings Ltd................................             Merchandising                  2,902,000            161,035
                                                                                                                      -----------
                                                                                                                       12,400,036
                                                                                                                      -----------
HUNGARY  0.8%
Borsodchem RT............................................               Chemicals                        2,089             75,277
Borsodchem RT, GDR, 144A.................................               Chemicals                       11,000            396,550
*Fotex First Hungarian American Photo Service Co.........             Multi-Industry                    45,385             51,108
Inter-Europa Bank RT.....................................                Banking                           600             55,228
Tiszai Vegyi Kombinat RT.................................               Chemicals                       23,564            395,723
Tiszai Vegyi Kombinat RT, GDR, 144A......................               Chemicals                       21,000            359,100
Tiszai Vegyi Kombinat RT, GDR, Reg S.....................               Chemicals                        8,000            136,800
                                                                                                                      -----------
                                                                                                                        1,469,786
                                                                                                                      -----------
INDIA  3.2%
*Andhra Valley Power Supply Co. Ltd......................       Utilities Electrical & Gas              33,550             68,255
Arvind Mills Ltd.........................................           Textiles & Apparel                 119,500            269,027
*Bajaj Auto Ltd..........................................              Automobiles                       4,950             76,397

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997 (continued)

                                                                          INDUSTRY                    SHARES            VALUE
                                                                          ---------------------------------------------------
LONG TERM SECURITIES (CONT.)
INDIA (CONT.)
Bombay Dyeing & Manufacturing Co. Ltd......................               Chemicals                     288,200      $    729,690
Cochin Refineries Ltd......................................            Energy Sources                    28,900           125,332
Grasim Industries Ltd......................................            Multi-Industry                    25,000           222,577
Great Eastern Shipping Co. Ltd.............................            Transportation                   117,000           137,296
Gujarat Ambuja Cements Ltd.................................    Building Materials & Components           13,600            95,755
Gujarat Industries Power Ltd...............................      Energy Equipment & Services             20,000            13,393
Gujarat Narmanda Valley Fertilizers Co. Ltd., ADR..........               Chemicals                       9,000            13,500
*Hindustan Organic Chemicals Ltd...........................               Chemicals                      20,400             7,494
India Cements Ltd..........................................    Building Materials & Components           15,300            26,151
India Cements Ltd., GDR....................................    Building Materials & Components          109,590           208,221
Indian Aluminium Co. Ltd...................................            Metals & Mining                   31,500            59,263
Indian Petrochemicals Corp. Ltd............................               Chemicals                     151,000           272,532
Indian Rayon & Industries Ltd..............................            Multi-Industry                     1,125             5,316
Indian Rayon & Industries Ltd., GDR........................            Multi-Industry                    28,670           121,845
Indo Gulf Fertilisers & Chemicals Corp. Ltd................               Chemicals                       1,800             1,687
Indo Gulf Fertilisers & Chemicals Corp. Ltd., GDR..........               Chemicals                       7,150             6,363
Industrial Credit & Inv. Corp. of India....................          Financial Services                 246,500           481,052
Industrial Development Bank of India.......................                Banking                       77,800           183,584
Larsen and Toubro Ltd......................................            Multi-Industry                    53,600           277,230
Madras Cements Ltd.........................................    Building Materials & Components              100            11,671
*Mahanagar Telephone Nigam Ltd.............................          Telecommunications                  34,300           225,750
National Aluminium Co. Ltd.................................            Metals & Mining                  279,800           210,564
Oriental Bank of Commerce..................................                Banking                      179,100           293,550
Steel Authority of India Ltd...............................            Metals & Mining                   63,800            15,869
Sterlite Industries Ltd....................................            Metals & Mining                   62,450           316,233
Tamil Nadu Newsprint & Papers Ltd..........................        Forest Products & Paper                5,400             3,168
Tata Chemicals Ltd.........................................               Chemicals                      76,800           291,918
Tata Engineering & Locomotive Co...........................        Machinery & Engineering               76,400           577,385
Tata Hydro-Electric Power Co...............................      Utilities Electrical & Gas              51,700            98,586
Tata Iron & Steel Co. Ltd..................................            Metals & Mining                    6,800            23,288
Thermax Ltd................................................      Energy Equipment & Services              9,400            41,724
Titan Industries Ltd.......................................   Recreation & Other Consumer Goods          75,000           126,754
Wockhardt..................................................        Health & Personal Care                 2,500            11,783
                                                                                                                     ------------
                                                                                                                        5,650,203
                                                                                                                     ------------
INDONESIA  2.6%
Asia Pulp & Paper Co. Ltd., ADR............................        Forest Products & Paper               29,900           300,869
PT Bank Dagang Nasional Indonesia, fgn.....................                Banking                      637,500            40,568
*PT Bank Dagang Nasional Indonesia, wts....................                Banking                       62,500               580
PT Bank Danamon, fgn.......................................                Banking                    2,233,000           142,100
*PT Bank International Indonesia, fgn......................                Banking                      691,500            40,861
PT Barito Pacific Timber TBK...............................        Forest Products & Paper            1,101,000           315,286
PT BDNI Capital Corporation, fgn...........................          Financial Services                   9,000             1,473
PT Charoen Pokphand Indonesia..............................       Food & Household Products             740,000            40,364
PT Ciputra Development.....................................              Real Estate                    987,000            44,864
PT Gadjah Tunggal..........................................              Automobiles                  2,422,000           231,191
PT Hanjaya Mandala Sampoerna...............................          Beverages & Tobacco                 98,000            73,945
PT Indah Kiat Pulp & Paper Corp............................        Forest Products & Paper            1,997,750           354,147
*PT Indah Kiat Pulp & Paper Corp., wts.....................        Forest Products & Paper              146,800             4,004
PT Indocement Tunggal Prakarsa.............................    Building Materials & Components        1,532,500           501,545
PT Indofoods Sukses Makmur.................................       Food & Household Products             353,685           115,751
PT Indosat.................................................          Telecommunications                  89,500           165,982
PT Jakarta International Hotel & Development...............              Real Estate                    122,000            23,845
PT Kalbe Farma.............................................        Health & Personal Care               245,000            43,432
PT Modern Photo Film Co....................................            Multi-Industry                    56,000            16,291
PT Pakuwon Jati............................................              Real Estate                    336,000            27,491
PT Semen Cibinong, loc.....................................    Building Materials & Components        1,368,500            62,205
PT Semen Gresik............................................    Building Materials & Components          221,500           129,880
PT Sinar Mas Agro Resources & Technology Corp..............       Food & Household Products             247,800            21,401
PT Sumalindo Lestari Jaya..................................        Forest Products & Paper              146,000            20,573

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997 (continued)

                                                                         INDUSTRY                    SHARES             VALUE
--------------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
INDONESIA (CONT.)
*PT Surya Hidup Sapwa....................................       Food & Household Products              482,500       $     35,091
PT Tambang Timah (Persero)...............................            Metals & Mining                 1,025,000          1,099,545
PT Tempo Scan Pacific....................................         Health & Personal Care               174,000             13,445
PT Tjiwi Kimia TBK.......................................        Forest Products & Paper             1,252,454            307,421
*PT Tjiwi Kimia TBK, wts.................................        Forest Products & Paper                79,645              4,634
PT Ultra Jaya Milk.......................................       Food & Household Products            1,791,000            325,636
PT United Tractors.......................................        Machinery & Engineering                46,000              5,436
                                                                                                                      -----------
                                                                                                                        4,509,856
                                                                                                                      -----------
JORDAN  0.4%
*Jordan Cement Factories Ltd.............................    Building Materials & Components            17,000             72,386
*Zara Investment Holdings Company Ltd....................           Leisure & Tourism                  350,000            641,523
                                                                                                                      -----------
                                                                                                                          713,909
                                                                                                                      -----------
KAZAKHSTAN  0.4%
*Kazkommertsbank, ADR, 144A..............................                Banking                        33,460            702,660
                                                                                                                      -----------
KENYA  0.4%
Kenya Airways Ltd........................................             Transportation                 5,418,381            644,534
                                                                                                                      -----------
MALAYSIA  2.4%
AMMB Holdings Bhd........................................                Banking                        77,600             50,875
Berjaya Singer Bhd., fgn.................................    Appliances & Household Durables            81,000             25,823
Boustead Holdings Bhd., fgn..............................       Food & Household Products              282,000            233,459
Cement Industries of Malaysia Bhd........................    Building Materials & Components            21,000             12,310
*Edaran Otomobil Nasional Bhd., fgn......................              Automobiles                       1,000              2,044
Federal Flour Mills Bhd..................................       Food & Household Products               35,000             27,896
Genting Berhad...........................................           Leisure & Tourism                  142,200            356,460
Hong Leong Industries Bhd................................             Multi-Industry                   184,800            188,150
Hong Leong Industries Bhd., fgn., wts....................             Multi-Industry                    19,500              1,805
Hong Leong Properties Bhd., fgn..........................              Real Estate                     226,000             41,255
Island & Peninsula Bhd., fgn.............................              Real Estate                     403,000            269,392
Kian Joo Can Factory Bhd.................................         Industrial Components                  9,000              8,006
Leader Universal Holdings Bhd............................         Industrial Components              1,292,000            398,612
Malaysian Airline System Bhd.............................             Transportation                   144,000            115,511
MBF Capital Bhd..........................................           Financial Services                 613,000            142,631
MBF Capital Bhd., fgn....................................           Financial Services                 535,000            124,483
Oriental Holdings Bhd....................................              Automobiles                       2,000              2,448
Perusahaan Otomobil Nasional Bhd., fgn...................              Automobiles                      50,000             48,849
Public Bank Bhd..........................................                Banking                       622,400            193,625
Public Bank Bhd., fgn....................................                Banking                     2,660,000            916,416
*Renong Bhd..............................................             Multi-Industry                 1,106,000            511,840
Resorts World Bhd........................................           Leisure & Tourism                  130,000            218,923
YTL Corp. Berhad.........................................             Multi-Industry                   221,000            298,303
                                                                                                                      -----------
                                                                                                                        4,189,116
                                                                                                                      -----------
MEXICO  6.9%
*Altos Hornos de Mexico SA...............................            Metals & Mining                   279,000            691,407
*Cemex SA, B.............................................    Building Materials & Components           885,000          4,726,287
Cifra SA, C..............................................             Merchandising                     39,000             87,467
Coca Cola Femsa SA de CV, ADR............................          Beverages & Tobacco                   6,000            348,000
Cydea SA de CV...........................................               Chemicals                       36,000            100,366
DESC SA de CV DESC, C....................................             Multi-Industry                    30,340            285,712
Fomento Economico Mexicano SA de CV, B...................          Beverages & Tobacco                  69,000            551,453
*Grupo Financiero Banamex Accival SA, L..................                Banking                       594,000          1,530,909
*Grupo Financiero Bancomer SA de CV, B...................                Banking                       374,000            240,976
*Grupo Financiero Bancomer SA de CV, L...................                Banking                     2,899,000          1,153,062
*Grupo Financiero Serfin SA de CV, B.....................                Banking                     2,326,000            564,892
Panamerican Beverages Inc., A............................       Food & Household Products               38,700          1,262,587
Vitro SA.................................................       Food & Household Products               92,000            405,254
                                                                                                                      -----------
                                                                                                                       11,948,372
                                                                                                                      -----------

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997 (continued)

                                                                         INDUSTRY                    SHARES             VALUE
--------------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
PAKISTAN  1.9%
*Bank of Punjab..........................................                Banking                       196,475       $     83,714
*DG Khan Cement Co.......................................    Building Materials & Components         2,586,000            481,871
Engro Chemical Pakistan Ltd..............................               Chemicals                      114,880            297,995
Fauji Fertilizer Co. Ltd.................................               Chemicals                       37,000             70,837
National Development Leasing Corp........................           Financial Services               3,638,250            500,191
*Pakistan Electron Ltd...................................    Appliances & Household Durables           563,000             67,167
*Pakistan International Airlines Corp....................             Transportation                 1,649,600            254,903
Pakistan Telecommunications Corp., PTC, A................           Telecommunications               1,109,000            837,937
*Pakland Cement Co. Ltd..................................    Building Materials & Components         1,971,800            309,172
*Union Bank Ltd..........................................                Banking                     1,426,000            345,110
                                                                                                                      -----------
                                                                                                                        3,248,897
                                                                                                                      -----------
PERU  1.1%
Telefonica del Peru SA, B, ADR...........................           Telecommunications                  78,800          1,837,025
                                                                                                                      -----------
PHILIPPINES  2.5%
*A Soriano Corp..........................................             Multi-Industry                 6,397,500            249,581
*Belle Corp..............................................              Real Estate                  20,996,000            808,735
Filinvest Development Corp...............................              Real Estate                   1,523,000            127,857
*Keppel Philippine Holdings Inc., B......................        Machinery & Engineering            17,471,260          1,052,589
Metro Pacific Corp., MDI.................................             Multi-Industry                     8,000                221
*Philex Mining Corp., B..................................            Metals & Mining                 6,115,500            151,000
Philippine Commercial International Bank Inc.............                Banking                       280,460            796,368
*Philippine National Bank................................                Banking                       345,931            760,194
RFM Corp.................................................       Food & Household Products              859,000            139,985
RFM Corporation, 10.00%, conv., pfd......................       Food & Household Products              161,636             18,678
*Southeast Asia Cement Holdings Inc......................    Building Materials & Components        15,454,000            202,238
                                                                                                                      -----------
                                                                                                                        4,307,446
                                                                                                                      -----------
POLAND  4.3%
*Bank Handlowy W Warszawie SA, 144A......................                Banking                        25,000            319,149
Bank Przemyslowo-Handlowy SA.............................                Banking                         1,000             51,915
Bank Rozwoju Eksportu SA.................................                Banking                        28,200            584,000
Big Bank Gdanski SA, GDR.................................                Banking                       538,150            526,700
*Big Bank Gdanski SA, GDR, reg...........................                Banking                        29,867            455,467
*Farm Food SA............................................       Food & Household Products                4,811             40,945
*Huta Olawa SA...........................................            Metals & Mining                    78,107            283,623
*Impexmetal SA, A........................................            Metals & Mining                    93,892            751,136
*Lentex SA...............................................    Building Materials & Components            19,090            292,443
Przedsiebiorstwo Cukiernicze Jutrzenka SA................       Food & Household Products               71,000          1,309,220
*Przedsiebiorstwo Handlu Zagranicznego Universal SA......    Wholesale & International Trade         1,102,000          2,329,050
*Rolimpex SA.............................................    Wholesale & International Trade            42,415             96,261
Warta SA.................................................               Insurance                       13,400            159,279
Wielkopolski Bank Kredytowy SA...........................                Banking                        38,500            193,319
Zaklady Cementowo Wapiennicze Gorazdze Chorula...........    Building Materials & Components             1,578             38,946
                                                                                                                      -----------
                                                                                                                        7,431,453
                                                                                                                      -----------
RUSSIA  3.4%
*Aeroflot................................................             Transportation                     4,900            600,740
*Arkhangelsk Telecom, pfd................................           Telecommunications                 260,000             72,800
*Cheliabenergo...........................................           Telecommunications                  20,000             10,600
GUM Trade House..........................................             Merchandising                     10,000             27,750
Irkutskenergo............................................       Utilities Electrical & Gas           2,058,000            407,484
*Kamaz...................................................              Automobiles                     137,386            206,079
Krasnoyarsk Aluminum Plant...............................            Metals & Mining                     5,748             86,220
*Megionneftegaz..........................................             Energy Sources                    33,500            174,200
Mosenergo................................................       Utilities Electrical & Gas             445,000            565,150
*Murmansk Sea Shipping...................................             Transportation                     3,000             45,000
Norilsk Nickel...........................................            Metals & Mining                    49,600            310,000
*Norilsk Nickel, pfd.....................................            Metals & Mining                    10,000             62,000
*Norilsk Nickel, rts.....................................            Metals & Mining                    24,800              2,480

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997 (continued)

                                                                         INDUSTRY                    SHARES             VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
RUSSIA (CONT.)
*Norilsk Nickel, pfd. rts................................            Metals & Mining                     5,000       $        250
Novorosissk Sea Shipping.................................             Transportation                    30,000              8,700
Novorosissk Sea Shipping., pfd...........................             Transportation                   224,000             28,000
Primorsk Sea Shipping....................................             Transportation                    36,050            135,187
Rao Gazprom, ADR, 144A...................................             Energy Sources                    21,400            512,530
Red October..............................................       Food & Household Products                3,000             52,500
*Rostelekom..............................................           Telecommunications                 153,000            543,150
Rostelekom, pfd..........................................           Telecommunications                 257,300            599,509
*Saint Petersburg City Telephone Network, pfd., A........           Telecommunications                  53,000             46,375
Tsum Trade House.........................................             Merchandising                    392,000            139,160
Unified Energy System....................................       Utilities Electrical & Gas           3,400,000          1,028,160
Unified Energy System, pfd...............................       Utilities Electrical & Gas             200,000             43,100
*Uralmash Zavody.........................................        Machinery & Engineering                15,032            137,167
                                                                                                                      -----------
                                                                                                                        5,844,291
                                                                                                                      -----------
SINGAPORE  3.9%
Acer Computer International Ltd..........................        Electrical & Electronics              188,000            172,960
*Acer Computer International Ltd., wts...................        Electrical & Electronics                6,400                736
Acma Ltd.................................................        Electrical & Electronics              263,000            181,003
Cycle & Carriage Ltd.....................................    Wholesale & International Trade            47,000            193,800
First Capital Corp. Ltd..................................              Real Estate                     184,000            170,300
First Capital Corp. Ltd., fgn............................              Real Estate                     269,000            248,971
Fraser and Neave Ltd., fgn...............................          Beverages & Tobacco                  99,000            428,775
Hai Sun Hup Group Ltd....................................             Transportation                   592,000            238,837
*Hai Sun Hup Group Ltd., wts.............................             Transportation                    84,600              6,776
*Hong Leong Finance Ltd..................................           Financial Services                 192,000            205,043
Hour Glass Ltd...........................................             Merchandising                  1,159,000            446,959
Inchcape Bhd., fgn.......................................    Wholesale & International Trade           153,000            235,105
*Inchcape Marketing Services, fgn........................       Broadcasting & Publishing              153,000             45,387
Isetan (Singapore) Ltd., fgn.............................             Merchandising                     49,000             73,260
Jurong Shipyard Ltd., fgn................................        Machinery & Engineering               197,000            935,034
Keppel Corp. Ltd.........................................             Transportation                   106,000            304,384
MCL Land Ltd.............................................              Real Estate                     467,000            270,142
Metro Holdings Ltd., fgn.................................    Wholesale & International Trade            22,000             27,280
Natsteel Ltd.............................................            Metals & Mining                    78,000            105,512
Natsteel Ltd., fgn.......................................            Metals & Mining                    86,000            116,333
Neptune Orient Lines Ltd.................................             Transportation                     1,000                395
Osprey Maritime Ltd......................................             Transportation                   269,000            215,455
Osprey Maritime Ltd., conv., pfd.........................             Transportation                    69,660             31,823
Overseas Union Enterprise Ltd............................           Leisure & Tourism                   49,000            117,449
Overseas Union Trust, fgn................................           Financial Services                 200,000            205,874
Robinson & Co. Ltd.......................................             Merchandising                     19,200             68,348
Sembawang Corp. Ltd......................................             Multi-Industry                   411,000            877,840
United Industrial Corporation Ltd........................              Real Estate                     144,000             56,387
United Industrial Corporation Ltd., fgn..................              Real Estate                   1,430,000            559,953
United Overseas Land Ltd.................................              Real Estate                      29,000             24,432
Van Der Horst Ltd........................................        Machinery & Engineering               237,000             90,694
WBL Corp. Ltd............................................             Multi-Industry                    26,000             24,064
                                                                                                                      -----------
                                                                                                                        6,679,311
                                                                                                                      -----------
SLOVAK REPUBLIC  0.9%
Nafta Gbely AS...........................................       Utilities Electrical & Gas               9,195            325,439
Plastika Nitra...........................................         Industrial Components                 21,229            293,124
Slovakofarma AS..........................................         Health & Personal Care                 1,029            143,054
Slovnaft AS..............................................               Chemicals                       11,000            294,001
Vychodoslovenske Zeleziarne AS...........................            Metals & Mining                    23,857            468,146
                                                                                                                      -----------
                                                                                                                        1,523,764
                                                                                                                      -----------

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997 (continued)

                                                                         INDUSTRY                    SHARES             VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
SLOVENIA  0.3%
*Blagovno Trgovinski Center, GDR, 144A...................              Real Estate                      50,000       $    385,000
*Blagovno Trgovinski Center, GDR, Reg S..................              Real Estate                      13,000            100,100
                                                                                                                      -----------
                                                                                                                          485,100
                                                                                                                      -----------
SOUTH AFRICA  6.2%
Aeci Ltd.................................................               Chemicals                       21,000             65,591
Alpha Ltd................................................    Building Materials & Components            17,000            188,637
Anglo American Industrial Corp. Ltd......................             Multi-Industry                    51,279          1,243,383
Anglovaal Industried Ltd.................................             Multi-Industry                   168,840            312,249
Bonnita Holdings Ltd.....................................       Food & Household Products               80,000             20,549
BTR Dunlop Ltd...........................................         Industrial Components                256,200             78,968
CG Smith Ltd.............................................             Multi-Industry                   132,000            542,484
Del Monte Royal Foods Ltd................................       Food & Household Products            1,411,300            928,010
Edgars Stores Ltd........................................           Textiles & Apparel                  14,311            244,080
Engen Ltd................................................             Energy Sources                   177,800            904,254
First National Bank Holdings Ltd.........................                Banking                        46,000            408,815
Foodcorp Ltd.............................................       Food & Household Products               20,478            105,199
Irvin & Johnson Ltd......................................       Food & Household Products            1,142,700            563,543
Kersaf Investments Ltd...................................           Leisure & Tourism                  190,700            999,250
Malbak Ltd...............................................             Multi-Industry                   105,075            102,560
McCarthy Retail Ltd......................................    Appliances & Household Durables           334,192            686,719
McCarthy Retail Ltd., conv., zero coupon, 9/30/03........    Appliances & Household Durables            17,000             33,186
Palabora Mining Co. Ltd..................................            Metals & Mining                    20,500            210,202
Polifin Ltd..............................................               Chemicals                       13,600             19,562
*Rainbow Chicken Ltd.....................................       Food & Household Products            4,765,601            205,646
Reunert Ltd..............................................        Electrical & Electronics              199,800            324,344
Sappi Ltd................................................        Forest Products & Paper               102,673            516,899
South African Breweries Ltd..............................          Beverages & Tobacco                  24,460            603,144
South African Iron & Steel Industrial Corp. Ltd..........            Metals & Mining                 2,375,390            702,879
Sun International Ltd....................................           Leisure & Tourism                1,452,200            596,815
Toyota South Africa Limited..............................              Automobiles                      26,200            135,940
Voltex Holdings Ltd......................................        Electrical & Electronics              153,907             79,065
                                                                                                                      -----------
                                                                                                                       10,821,973
                                                                                                                      -----------
SOUTH KOREA  2.6%
Asia Cement Co. Ltd......................................    Building Materials & Components            14,390             69,191
Boram Bank Co. Ltd.......................................                Banking                        54,300            132,306
BYC Co. Ltd..............................................           Textiles & Apparel                   1,190             52,304
Cho Hung Bank Co. Ltd....................................                Banking                        64,000            130,832
Cho Hung Bank Co. Ltd., GDR..............................                Banking                        94,000            178,600
Cho Hung Bank Co. Ltd., GDR 144A.........................                Banking                        90,000            171,000
Daegu Bank Co. Ltd.......................................                Banking                        44,516            100,325
Daewoo Electric Components Co. Ltd.......................  Electronic Components & Instruments          45,000             94,911
Daewoo Electronics Co....................................        Electrical & Electronics               24,000             63,504
*Dongbu Steel Co. Ltd., fgn..............................            Metals & Mining                    10,000             28,083
Dongkuk Steel Mill Co. Ltd...............................            Metals & Mining                     5,000             19,779
Hae In Corp. Ltd.........................................             Merchandising                     43,000            797,847
Hana Bank................................................                Banking                        70,108            390,040
Hana Bank, GDR...........................................                Banking                        63,291            371,835
*Hotel Shilla Co.........................................           Leisure & Tourism                    9,200             19,350
*Kolon International Corp................................    Wholesale & International Trade           358,000            467,491
*Korea Express Co. Ltd...................................             Transportation                     9,000             35,310
Kukdong Oil & Chemical Co. Ltd...........................               Chemicals                       18,710            112,591
Kyong Nam Bank...........................................                Banking                        49,100            108,605
Kyung Dong Boiler Co. Ltd................................      Energy Equipment & Services              15,460             88,519
LG Electronics Inc.......................................        Electrical & Electronics               18,000            136,460
LG Industrial Systems Ltd................................        Electrical & Electronics               15,000             58,850
Moon Bae Steel Co. Ltd...................................            Metals & Mining                    21,360            275,979
Saehan Precision Co. Ltd.................................        Electrical & Electronics                8,090             63,240
Samsung Display Devices Ltd..............................        Electrical & Electronics                8,030            150,888

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997 (continued)

                                                                         INDUSTRY                    SHARES             VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
SOUTH KOREA (CONT.)
*Samsung Heavy Industries Co. Ltd........................        Machinery & Engineering                66,000       $    146,407
*Seah Steel Corp.........................................            Metals & Mining                     5,000             23,304
Shin Poong Paper Manufacturing Co. Ltd...................        Forest Products & Paper                 2,720             15,245
Ssangyong Oil Refining Co. Ltd...........................      Energy Equipment & Services              15,270             64,593
Tong Yang Merchant Bank..................................           Financial Services                  36,048             71,245
                                                                                                                      -----------
                                                                                                                        4,438,634
                                                                                                                      -----------
SRI LANKA  0.4%
National Development Bank of Sri Lanka...................                Banking                       118,000            439,036
Sampath Bank Ltd.........................................                Banking                       286,000            287,158
                                                                                                                      -----------
                                                                                                                          726,194
                                                                                                                      -----------
THAILAND  6.3%
Advanced Info Service Ltd., fgn..........................           Telecommunications                  31,900            156,773
Asia Credit Public Co. Ltd...............................           Financial Services                 165,000             36,138
Ayudhya Insurance Public Co. Ltd., fgn...................               Insurance                        3,900             14,917
Bangkok Bank Public Co. Ltd..............................                Banking                       940,687          1,728,613
Bangkok Insurance Public Co. Ltd.........................               Insurance                       32,000            184,615
Bangkok Insurance Public Co. Ltd., fgn...................               Insurance                        4,900             40,833
Bank of Ayudhya Public Co. Ltd., fgn.....................                Banking                     1,171,500            488,125
Banpu Public Co. Ltd.....................................             Energy Sources                    11,000             30,556
Banpu Public Co. Ltd., fgn...............................             Energy Sources                     2,000              8,248
Charoen Pokphand Feedmill Public Co. Ltd.................       Food & Household Products              355,300            432,737
Chareon Pokphand Feedmill Public Co. Ltd., fgn...........       Food & Household Products               82,700            204,983
*First Bangkok City Bank Public Co. Ltd..................                Banking                        50,100             10,170
First Bangkok City Bank Public Co. Ltd., fgn.............                Banking                       299,900             60,236
Hana Microelectronics Co. Ltd............................        Electrical & Electronics               30,000             60,577
Hana Microelectronics Co. Ltd., fgn......................        Electrical & Electronics               68,000            155,833
*Hana Microelectronics Co. Ltd., sec.....................  Electronic Components & Instruments          30,000             60,577
Industrial Finance Corp. of Thailand.....................                Banking                         6,200                861
Industrial Finance Corp. of Thailand, fgn................                Banking                       643,200            101,703
Italian-Thai Development Public Co. Ltd..................         Construction & Housing                 4,000              1,175
Italian-Thai Development Public Co. Ltd., fgn............         Construction & Housing                70,900             22,724
Jasmine International Public Co. Ltd.....................           Telecommunications                  48,000              9,436
Jasmine International Public Co. Ltd., fgn...............           Telecommunications                 663,000            141,667
Kian Gwan Public Co. Ltd.................................              Real Estate                      45,400             53,840
Land and House Public Co. Ltd., loc......................             Multi-Industry                   161,600             31,077
Land and House Public Co. Ltd., fgn......................             Multi-Industry                   172,678             35,421
*Land and House Public Co. Ltd., sec.....................             Multi-Industry                   243,778             47,537
Phatra Thanakit Public Co. Ltd...........................             Multi-Industry                   631,725            303,714
Phatra Thanakit Public Co. Ltd., fgn.....................             Multi-Industry                   320,800            183,363
Regional Container Lines Public Co. Ltd..................             Transportation                       400                325
Regional Container Lines Public Co. Ltd., fgn............             Transportation                   231,400            187,889
Saha Pathanapibul Public Co. Ltd., fgn...................       Food & Household Products              430,500            413,942
Saha Union Public Co. Ltd................................             Multi-Industry                   558,700            331,280
Saha Union Public Co. Ltd., fgn..........................             Multi-Industry                    27,200             18,744
Sanyo Universal Electric Public Co. Ltd..................    Appliances & Household Durables            28,500              6,242
Sanyo Universal Electric Public Co. Ltd., fgn............    Appliances & Household Durables            81,300             17,806
Serm Suk Public Co. Ltd..................................       Food & Household Products               23,600            131,111
Serm Suk Public Co. Ltd., fgn............................       Food & Household Products                  400              2,821
Siam Cement Public Co. Ltd...............................    Building Materials & Components            11,050             56,667
Siam Cement Public Co. Ltd., fgn.........................    Building Materials & Components            83,950            681,645
Siam City Bank Public Co. Ltd., fgn......................                Banking                     2,199,700            152,757
Siam Commercial Bank.....................................                Banking                       346,204            361,783
Siam Commercial Bank Ltd., fgn...........................                Banking                       629,500            739,797
*Siam Makro Public Company Ltd., fgn.....................             Merchandising                    130,900            160,828
*Sino-Thai Engineering & Construction Public Co., fgn....         Construction & Housing               433,700             55,603
Thai Airways International Public Co. Ltd., fgn..........             Transportation                   474,000            541,859
*Thai Engine Manufacturing Public Company Ltd............        Machinery & Engineering                43,000             73,504
*Thai Engine Manufacturing Public Company Ltd., fgn......        Machinery & Engineering                40,000             68,376

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997 (continued)

                                                                         INDUSTRY                    SHARES             VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
THAILAND (CONT.)
Thai Farmers Bank Public Co. Ltd.........................                Banking                     1,123,033       $  1,439,786
Thai Investments and Securities Ltd......................           Financial Services                 263,100             84,327
Thai Military Bank Ltd., fgn.............................                Banking                       885,300            189,167
Thai Petrochemical Industry Public Co. Ltd., fgn.........               Chemicals                      726,120             71,371
Thai Plastic and Chemical Co. Ltd., fgn..................               Chemicals                        2,200              4,266
Thai Rayon Public Co. Ltd................................           Textiles & Apparel                  34,900             46,981
Thai Rayon Public Co. Ltd., fgn..........................           Textiles & Apparel                     100                135
*Thai Telephone & Telecommunication Public Co.
  Ltd.,fgn...............................................           Telecommunications                 106,900              9,137
Thai Wacoal Public Co. Ltd...............................           Textiles & Apparel                  31,100             59,808
Thai Wah Public Co. Ltd., fgn............................             Multi-Industry                 1,097,800             76,236
Tipco Asphalt Public Co. Ltd., fgn.......................    Building Materials & Components            97,400             79,085
Total Access Communication Public Co. Ltd................           Telecommunications                 192,200             65,348
United Communications Industries, fgn....................             Multi-Industry                   312,000            130,000
                                                                                                                      -----------
                                                                                                                       10,865,075
                                                                                                                      -----------
TURKEY  3.8%
Akbank...................................................                Banking                     3,400,711            299,459
Alarko Gayrimenkul Yatirim Ortakigi AS...................              Real Estate                   1,253,000             33,857
Alarko Sanayii ve Ticaret SA.............................    Appliances & Household Durables         1,148,333            109,431
*Anadolu Anonim Turk Sigorta Sirketi, br.................               Insurance                       17,000                541
Borusan AS...............................................         Industrial Components             25,316,000          1,184,874
Cimentas Izmir Cimento Fabrikasi Turk AS.................    Building Materials & Components           431,000             47,311
Cimsa Cimento Sanayi ve Ticaret AS.......................    Building Materials & Components           189,000             10,259
Erciyas Biracilik........................................       Food & Household Products            3,404,000            476,314
Eregli Demir ve Celik Fabrikalari AS.....................            Metals & Mining                 4,148,000            640,463
Izocam Ticaret ve Sanayii AS, br.........................    Building Materials & Components        34,168,000          1,187,019
Kartonsan................................................        Forest Products & Paper             1,041,000             64,042
*Netas Northern Electric Telekomunic Asyon AS............        Electrical & Electronics              248,000             89,747
Petkim Petrokimya Holding AS.............................               Chemicals                      677,000            367,491
*Sabanci Holdings AS.....................................             Multi-Industry                   740,000             45,525
Sasa Suni Ve Sentetik Elyaf Sanayi AS....................               Chemicals                    1,400,000             75,995
Tat Konserve Sanayii AS..................................       Food & Household Products            2,679,997            126,726
Tofas Turk Otomobil Fabrikasi AS.........................              Automobiles                   3,795,500            215,185
Turk Demir Dokum, br.....................................    Appliances & Household Durables        25,005,998          1,387,546
Turkiye Garanti Bankasi AS...............................                Banking                     3,577,887            176,952
Vakif Finansal Kiralama AS...............................           Financial Services               1,151,000             14,717
                                                                                                                      -----------
                                                                                                                        6,553,454
                                                                                                                      -----------
VENEZUELA
Ceramica Carabobo CA, A, ADR.............................    Building Materials & Components            66,955             50,452
                                                                                                                      -----------
ZIMBABWE  0.5%
Delta Corp...............................................             Multi-Industry                       604                407
TA Holdings..............................................             Multi-Industry                 5,428,000            673,013
Zimbabwe Sun Ltd.........................................             Multi-Industry                 1,303,831            203,833
                                                                                                                      -----------
                                                                                                                          877,253
                                                                                                                      -----------
      TOTAL LONG TERM SECURITIES
          (COST $198,938,319)............................                                                             129,961,568
                                                                                                                      -----------

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997 (continued)

                                                                                                    PRINCIPAL
                                                                                                    AMOUNT**            VALUE
---------------------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS  19.8%
Federal Farm Credit Banks, 5.62% to 5.65%, with
  maturities to 4/01/98..................................                                          $ 6,500,000       $  6,498,961
Federal Home Loan Bank, 5.53% to 5.60%, with maturities
  to 1/13/98.............................................                                            5,000,000          4,993,251
Federal Home Loan Mortgage Corp., 5.59% to 5.68% with
  maturities to 2/06/98..................................                                            7,041,000          7,022,669
Federal National Mortgage Assn., 5.54% to 5.80%, with
  maturities to 3/04/98..................................                                           14,842,000         14,788,303
U.S. Treasury Bill, 5.16%, 1/22/98.......................                                            1,000,000            997,222
                                                                                                                      -----------
      TOTAL SHORT TERM INVESTMENTS
          (COST $34,292,121).............................                                                              34,300,406
                                                                                                                      -----------
      TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT
          (COST $233,230,440)............................                                                             164,261,974
                                                                                                                      -----------
(A)REPURCHASE AGREEMENT  4.2%
Deutsche Bank AG, 5.50%, 1/02/98, (Maturity Value
  $7,241,212) (COST $7,239,000) Collateral: U.S. Treasury
  Note...................................................                                            7,239,000          7,239,000
                                                                                                                      -----------
      TOTAL INVESTMENTS (COST $240,469,440)  99.1%.......                                                             171,500,974
      OTHER ASSETS, LESS LIABILITIES  0.9%...............                                                               1,527,279
                                                                                                                      -----------
      TOTAL NET ASSETS  100.0%...........................                                                            $173,028,253
                                                                                                                      ===========

*NON-INCOME PRODUCING.
**SECURITIES TRADED IN U.S. DOLLARS.
(a)AT DECEMBER 31, 1997, ALL REPURCHASE AGREEMENTS HELD BY THE FUND HAD BEEN ENTERED INTO ON THAT DATE.
                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

Assets:
 Investments in securities, at value
  (cost $233,230,440)                    $164,261,974
 Repurchase agreement, at value and
  cost                                      7,239,000
 Cash                                         598,268
 Receivables:
  Investment securities sold                1,344,936
  Fund shares sold                          4,911,363
  Dividends and interest                      380,002
                                         ------------
     Total assets                         178,735,543
                                         ------------
Liabilities:
 Payables:
  Investment securities purchased           5,179,858
  Fund shares redeemed                         90,609
  To affiliates                               190,913
 Other liabilities                            245,910
                                         ------------
     Total liabilities                      5,707,290
                                         ------------
Net assets, at value                     $173,028,253
                                         ============
Net assets consist of:
 Undistributed net investment income     $  2,681,614
 Net unrealized depreciation              (68,968,466)
 Accumulated net realized loss             (4,183,736)
 Beneficial shares                        243,498,841
                                         ------------
Net assets, at value                     $173,028,253
                                         ============
Class 1:
 Net asset value per share
  ($163,458,911 / 24,640,374
  shares outstanding)                    $       6.63
                                         ============
Class 2:
 Net asset value per share
  ($9,569,342 / 1,444,784
  shares outstanding)                    $       6.62
                                         ============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997

Investment Income:
 (net of foreign taxes of
  $319,288)
 Dividends                     $ 3,390,412
 Interest                        1,360,701
                               -----------
     Total investment income                $  4,751,113
Expenses:
 Management fees (Note 3)        1,859,449
 Administrative fees (Note 3)      146,221
 Distribution fees (Note 3)
  Class 2                           10,514
 Custodian fees                    230,339
 Reports to shareholders            61,710
 Professional fees (Note 3)         16,889
 Trustees' fees and expenses         5,500
 Other                               1,839
                               -----------
     Total expenses                            2,332,461
                                            ------------
      Net investment income                    2,418,652
                                            ------------
Realized and unrealized gains
(losses):
 Net realized gain (loss) from:
  Investments                   (4,166,780)
  Foreign currency transactions     320,547
                               -----------
     Net realized loss                        (3,846,233)
     Net unrealized
      depreciation on
      investments                            (67,576,957)
                                            ------------
Net realized and unrealized
  loss                                       (71,423,190)
                                            ------------
Net decrease in net assets
  resulting from operations                 $(69,004,538)
                                            ============

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

                                                                                          1997            1996+
                                                                                      ---------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.............................................................  $  2,418,652     $   381,731
  Net realized gain (loss) from investments and foreign currency transactions.......    (3,846,233)        240,154
  Net unrealized depreciation on investments........................................   (67,576,957)     (1,391,509)
                                                                                      ----------------------------
     Net decrease in net assets resulting from operations...........................   (69,004,538)       (769,624)
                                                                                      ----------------------------
 Distributions to shareholders from:
  Net investment income:
   Class 1..........................................................................      (397,958)             --
  Net realized gains:
   Class 1..........................................................................      (298,468)             --
 Fund share transactions (Note 2):
   Class 1..........................................................................   157,129,181      73,014,790
   Class 2..........................................................................    13,354,870              --
                                                                                      ----------------------------
     Net increase in net assets.....................................................   100,783,087      72,245,166
                                                                                      ----------------------------
Net assets:
 Beginning of year..................................................................    72,245,166              --
                                                                                      ----------------------------
 End of year........................................................................  $173,028,253     $72,245,166
                                                                                      ============================
Undistributed net investment income included in net assets:
 End of year........................................................................  $  2,681,614     $   381,731
                                                                                      ============================

+FOR THE PERIOD MARCH 4, 1996 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1996.
                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Developing Markets Fund (the Fund) is a separate, diversified series of Templeton Variable Products Series Fund (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital appreciation by investing primarily in equity securities of issuers in countries having developing markets. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the funds comprising the Trust based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
Notes to Financial Statements  (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. BENEFICIAL SHARES

The Fund offers two classes of shares: Class 1 and Class 2 shares. The shares differ by their distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At December 31, 1997, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                                                        YEAR ENDED DECEMBER 31,
                                                                      -----------------------------------------------------------
                                                                                 1997                             1996*
                                                                      -----------------------------------------------------------
                                                                        SHARES         AMOUNT             SHARES        AMOUNT
                                                                      -----------------------------------------------------------
CLASS 1 SHARES:
Shares sold.......................................................... 17,460,410    $161,550,248         7,686,505    $73,253,158
Shares issued on reinvestment of distributions.......................     66,963         696,426                --             --
Shares redeemed......................................................   (547,862)     (5,117,493)          (25,642)      (238,368)
                                                                                                                       ----------
Net increase......................................................... 16,979,511    $157,129,181         7,660,863    $73,014,790
                                                                                                                       ==========

                                                                              YEAR ENDED
                                                                         DECEMBER 31, 1997**
                                                                      --------------------------
                                                                        SHARES         AMOUNT
                                                                      --------------------------
CLASS 2 SHARES:
Shares sold..........................................................  1,574,880    $ 14,398,499
Shares redeemed......................................................   (130,096)     (1,043,629)
                                                                      --------------------------
Net increase.........................................................  1,444,784    $ 13,354,870
                                                                      ==========================

*COMMENCEMENT OF SALES OF CLASS 1 SHARES WAS MARCH 4, 1996.
**EFFECTIVE DATE OF CLASS 2 SHARES WAS MAY 1, 1997.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Trust are also officers or directors of Templeton Asset Management Ltd. (TAML), Templeton Funds Annuity Company (TFAC) and Franklin/Templeton Distributors, Inc. (Distributors), the Fund's investment manager, administrative manager and principal underwriter, respectively.

The Fund pays an investment management fee to TAML of 1.25% per year of the average daily net assets of the Fund. The Fund pays its allocated share of an administrative fee to TFAC based on the Trust's aggregate average daily net assets as follows:

        ANNUALIZED
         FEE RATE                   AVERAGE DAILY NET ASSETS
        ------------------------------------------------------------------
        0.15%         First $200 million
        0.135%        Over $200 million, up to and including $700 million
        0.10%         Over $700 million, up to and including $1.2 billion
        0.075%        Over $1.2 billion

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
Notes to Financial Statements  (continued)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONTINUED)
The Fund reimburses Distributors up to 0.25% per year of its average daily net assets of Class 2 shares, for costs incurred in marketing the Fund's Class 2 shares.

Included in professional fees are legal fees of $833 that were paid to a law firm in which a partner is an officer of the Fund.

4. INCOME TAXES

At December 31, 1997, the net unrealized depreciation based on the cost of investments for income tax purposes of $245,575,693 was as follows:

      Unrealized appreciation...........................................................................  $   8,839,564
      Unrealized depreciation...........................................................................    (82,914,283)
                                                                                                          -------------
      Net unrealized depreciation.......................................................................  $ (74,074,719)
                                                                                                          =============

Net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1997 aggregated $170,482,854 and $28,950,229, respectively.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
INDEPENDENT AUDITOR'S REPORT
The Board of Trustees and Shareholders
Templeton Variable Products Series Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of the Templeton Developing Markets Fund, series of Templeton Variable Products Series Fund (the Trust) as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the period indicated. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Templeton Developing Markets Fund, series of Templeton Variable Products Series Fund as of December 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

                                      [McGladrey & Pullen, LLP]

New York, New York
January 30, 1998

                                        TEMPLETON ASSET ALLOCATION FUND

--------------------------------------------------------------------------------
Investment Objective: Templeton Asset Allocation Fund seeks a high level of total return through a flexible policy of investing in stocks of companies in any nation, debt obligations of companies and governments of any nation, and money market instruments. The Fund's assets are allocated among different investments among these three market segments depending upon worldwide market and economic conditions.
--------------------------------------------------------------------------------

Global equity markets produced mixed results in 1997. Although currency crises in Southeast Asia caused many Asian shares to plummet in value during the latter part of the year, U.S., European, and Latin American markets provided impressive returns for the period as a whole.

Propelled by relatively moderate U.S. economic growth and subdued inflation, the Dow Jones(R) Industrial Average advanced 25%.* This marked the third consecutive year that the Dow experienced a gain of more than 20% - the first time in history for such an occurrence. The financial services industry strengthened considerably, benefiting our position in Morgan Stanley, Dean Witter Discover & Co., and we took profits by selling our holdings of American Express Co. and Federal National Mortgage Association. However, given the high price/earnings ratio of the U.S. equity markets in general, we were unable to find many stocks selling below our estimate of their true value.

In Europe, the Fund's largest geographic exposure, strong corporate earnings and low inflation contributed to the rise of many stock markets. Some registered returns exceeding those of the U.S. market. Our shares of British Gas PLC and Alcatel Alsthom Cie Generale D'Electricite SA appreciated substantially in value, contributing to the Fund's positive results. During the year, we sold our Barclays PLC holdings as the stock reached full valuation. An addition to the Fund's top 10 holdings was British Steel PLC, ADR, one of the world's largest steel producers, which was trading at a compelling valuation.

*The Dow Jones Industrial Average's total return is calculated by Wilshire Associates, Inc. and includes reinvested dividends. Index is unmanaged and one cannot invest directly in an index.

                        TEMPLETON ASSET ALLOCATION FUND
                  Asset Distribution Based on Total Net Assets
                                    12/31/97

          Stocks                                       79.5%
          Bonds                                        17.9%
          Short-Term Investments & Other Net Assets     2.6%

                        TEMPLETON ASSET ALLOCATION FUND
                  Geographic Distribution Based on Total Net Assets
                                    12/31/97

     Europe                                       48.1%
     North America                                21.1%
     Latin America                                16.4%
     Australia/New Zealand                         6.2%
     Asia                                          5.6%
     Short-Term Investments & Other Net Assets     2.6%

A sound economic environment and continued capital inflows into Latin America helped the region's equity markets deliver impressive returns during the reporting period. The telecommunications sector performed well, and our holdings of Telefonos de Mexico SA, L, ADR and Telecomunicacoes Brasileiras SA, pfd. appreciated significantly in value.

Excessive private and public debt levels, as well as weak currencies roiled the Asian markets, and many of them, including Thailand, Indonesia, South Korea, and Malaysia, experienced steep declines. With limited exposure to those markets, the Fund was spared from the full extent of the carnage. We view the downturn in these markets as offering us the opportunity to find bargains; however, we will proceed with the utmost caution.

With regard to fixed-income securities, U.S. bond prices rose substantially due to a strong dollar and subdued inflation. European bond prices (measured in local currency terms) also moved higher, as government efforts to meet standards for membership in the European Monetary Union led to lower interest rates. Responding to these conditions, we made several changes to the Fund's fixed-income asset allocation. In an effort to reduce our exposure to depreciating currencies, we increased our U.S. position. Attempting to preserve capital, we also slightly reduced the average maturity of our holdings from industrial countries, while modestly increasing the average maturity of Latin American holdings.

                  TEMPLETON ASSET
                  ALLOCATION FUND
                  Top 10 Equity Holdings on 12/31/97 Based on Total Net
                  Assets

                  COMPANY,
                  INDUSTRY,                                     % OF TOTAL
                  COUNTRY                                       NET ASSETS
                  ----------------------------------------------------

                  Axa SA
                  Financial Services, France                          2.5%
                  Philips Electronics NV
                  Electrical & Electronics,
                  Netherlands                                         2.3%
                  Banque Nationale de Paris
                  Banking, France                                     2.2%
                  YPF Sociedad Anonima, ADR
                  Energy Sources,
                  Argentina                                           2.1%
                  Zuerich Versicherung, new
                  Insurance, Switzerland                              1.9%
                  BTR PLC
                  Industrial Components,
                  United Kingdom                                      1.8%
                  British Gas PLC
                  Utilities Electrical & Gas,
                  United Kingdom                                      1.7%
                  British Steel PLC, ADR
                  Metals & Mining,
                  United Kingdom                                      1.7%
                  Merita Ltd., A
                  Banking, Finland                                    1.7%
                  Autoliv Inc.
                  Automobiles, Sweden                                 1.6%

                  For a complete list of portfolio
                  holdings, please see the Fund's
                  Statement of Investments.

Please remember that this discussion accurately reflects our views and opinions as of December 31, 1997, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and portfolio holdings. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

It is important to remember that investments in foreign securities involve special risks including changes in currency values, market price swings, and economic, social, and political developments in the countries where the portfolios are invested. Developing markets involve similar but higher risks related to their smaller size and lesser liquidity. These risks are discussed in the prospectus.

We thank you for investing in the Templeton Asset Allocation Fund, and welcome any comments or suggestions you may have.

Sincerely,

/s/ Gary R. Clemons

Gary R. Clemons
Portfolio Manager
Templeton Asset Allocation Fund

/s/ Thomas Latta

Thomas Latta
Portfolio Manager
Templeton Asset Allocation Fund

PERFORMANCE SUMMARY

CLASS 2

Templeton Asset Allocation Fund - Class 2 delivered a 15.37% total return for the 12-month period ended December 31, 1997. Total return of Class 2 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. For periods of less than one year, aggregate annual figures are shown. Past expense reductions by the manager increased returns.

The graph on the following page compares the performance of the Fund - Class 2 shares since inception with the unmanaged J.P. Morgan Global Government Bond Index. The J.P. Morgan Global Government Bond Index includes only actively traded fixed-rate bonds with a remaining maturity of one year or longer and is an aggregate of government securities issued in 13 countries. The graph also compares the Fund's performance with that of the unmanaged Morgan Stanley Capital International (MSCI) World Index and the Consumer Price Index. The MSCI World index includes approximately 1,500 companies representing the stock markets of 23 countries, including the U.S., Canada, the United Kingdom, and Japan. The Consumer Price Index (CPI) is a commonly used measure of inflation. Please remember that the Fund's performance differs from that of an index because an index is not managed, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no sales charges or management expenses. Of course, one cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

NOTE: PERFORMANCE REFLECTS THE FUND - CLASS 2'S OPERATING EXPENSES, BUT DOES NOT INCLUDE ANY FEES, EXPENSES, OR SALES CHARGES IMPOSED BY THE VARIABLE INSURANCE CONTRACT FOR WHICH THE FUND IS AN INVESTMENT OPTION. IF THEY HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER. THESE CHARGES AND DEDUCTIONS, PARTICULARLY FOR VARIABLE LIFE POLICIES, CAN HAVE A SIGNIFICANT EFFECT ON CONTRACT VALUES AND INSURANCE BENEFITS. FOR A COMPLETE DESCRIPTION OF EXPENSES, INCLUDING ANY APPLICABLE SALES CHARGES, PLEASE REFER TO THE CONTRACT PROSPECTUS PROVIDED BY THE INSURANCE COMPANY.

 - NOTE: First period return inception date is 08/24/88
Monthly           US Dollar                                                                          US Dollar             US Dollar
                  Templeton Variable Products Asset Allocation Fund                                  MSCI World Index      CPI Index
                  Acct 8155                                                                          Acct-1                Acct-152
INCEPT                                                                                     10,000     10,000               $10,000
           Aug-88                                                                          10,000      9,798               $10,009
           Sep-88                                                                          10,070     10,215               $10,077
           Oct-88                                                                          10,380     10,897               $10,110
           Nov-88                                                                          10,320     11,278               $10,119
           Dec-88                                                                          10,280     11,382               $10,136
           Jan-89                                                                          10,560     11,796               $10,187
           Feb-89                                                                          10,440     11,723               $10,228
           Mar-89                                                                          10,550     11,650               $10,286
           Apr-89                                                                          10,781     11,921               $10,354
           May-89                                                                          10,781     11,631               $10,413
           Jun-89                                                                          10,721     11,501               $10,439
           Jul-89                                                                          11,302     12,803               $10,464
           Aug-89                                                                          11,402     12,495               $10,481
           Sep-89                                                                          11,352     12,850               $10,514
           Oct-89                                                                          10,971     12,423               $10,565
           Nov-89                                                                          11,161     12,921               $10,590
           Dec-89                                                                          11,642     13,339               $10,606
           Jan-90                                                                          11,352     12,718               $10,715
           Feb-90                                                                          11,372     12,175               $10,766
           Mar-90                                                                          11,535     11,442               $10,825
           Apr-90                                                                          11,134     11,279               $10,842
           May-90                                                                          11,822     12,469               $10,867
           Jun-90                                                                          11,915     12,382               $10,926
           Jul-90                                                                          12,090     12,497               $10,967
           Aug-90                                                                          11,206     11,329               $11,068
           Sep-90                                                                          10,302     10,137               $11,161
           Oct-90                                                                          10,210     11,085               $11,228
           Nov-90                                                                          10,508     10,905               $11,253
           Dec-90                                                                          10,713     11,136               $11,253
           Jan-91                                                                          11,227     11,545               $11,321
           Feb-91                                                                          11,946     12,616               $11,337
           Mar-91                                                                          11,801     12,246               $11,354
           Apr-91                                                                          11,939     12,344               $11,371
           May-91                                                                          12,268     12,626               $11,404
           Jun-91                                                                          11,748     11,848               $11,438
           Jul-91                                                                          12,427     12,410               $11,455
           Aug-91                                                                          12,714     12,372               $11,488
           Sep-91                                                                          12,820     12,699               $11,540
           Oct-91                                                                          12,916     12,907               $11,556
           Nov-91                                                                          12,597     12,347               $11,589
           Dec-91                                                                          13,680     13,248               $11,598
           Jan-92                                                                          13,563     13,005               $11,615
           Feb-92                                                                          13,934     12,782               $11,657
           Mar-92                                                                          13,766     12,183               $11,716
           Apr-92                                                                          14,116     12,354               $11,733
           May-92                                                                          14,708     12,848               $11,749
           Jun-92                                                                          14,664     12,420               $11,791
           Jul-92                                                                          14,840     12,454               $11,817
           Aug-92                                                                          14,664     12,759               $11,850
           Sep-92                                                                          14,610     12,644               $11,883
           Oct-92                                                                          14,500     12,305               $11,926
           Nov-92                                                                          14,610     12,527               $11,942
           Dec-92                                                                          14,785     12,631               $11,935
           Jan-93                                                                          14,982     12,675               $11,993
           Feb-93                                                                          15,333     12,977               $12,035
           Mar-93                                                                          15,650     13,733               $12,078
           Apr-93                                                                          15,954     14,371               $12,111
           May-93                                                                          16,225     14,705               $12,128
           Jun-93                                                                          16,360     14,584               $12,145
           Jul-93                                                                          16,619     14,887               $12,144
           Aug-93                                                                          17,408     15,571               $12,178
           Sep-93                                                                          17,419     15,286               $12,203
           Oct-93                                                                          18,005     15,710               $12,254
           Nov-93                                                                          17,656     14,824               $12,263
           Dec-93                                                                          18,647     15,552               $12,262
           Jan-94                                                                          19,549     16,580               $12,296
           Feb-94                                                                          18,816     16,368               $12,339
           Mar-94                                                                          17,991     15,666               $12,381
           Apr-94                                                                          18,152     16,152               $12,398
           May-94                                                                          18,279     16,197               $12,405
           Jun-94                                                                          17,783     16,155               $12,447
           Jul-94                                                                          18,498     16,464               $12,481
           Aug-94                                                                          19,017     16,963               $12,532
           Sep-94                                                                          18,625     16,521               $12,565
           Oct-94                                                                          18,821     16,993               $12,574
           Nov-94                                                                          18,221     16,260               $12,591
           Dec-94                                                                          18,095     16,420               $12,591
           Jan-95                                                                          17,898     16,177               $12,640
           Feb-95                                                                          18,302     16,416               $12,691
           Mar-95                                                                          18,586     17,210               $12,733
           Apr-95                                                                          19,190     17,813               $12,775
           May-95                                                                          19,900     17,969               $12,800
           Jun-95                                                                          20,255     17,967               $12,825
           Jul-95                                                                          21,013     18,869               $12,825
           Aug-95                                                                          20,836     18,452               $12,860
           Sep-95                                                                          21,522     18,993               $12,884
           Oct-95                                                                          21,096     18,698               $12,926
           Nov-95                                                                          21,747     19,351               $12,917
           Dec-95                                                                          22,173     19,920               $12,909
           Jan-96                                                                          22,741     20,283               $12,984
           Feb-96                                                                          22,931     20,411               $13,027
           Mar-96                                                                          23,143     20,755               $13,094
           Apr-96                                                                          23,706     21,246               $13,144
           May-96                                                                          24,031     21,268               $13,169
           Jun-96                                                                          23,994     21,380               $13,178
           Jul-96                                                                          23,368     20,628               $13,203
           Aug-96                                                                          23,944     20,870               $13,228
           Sep-96                                                                          24,419     21,691               $13,270
           Oct-96                                                                          24,719     21,845               $13,312
           Nov-96                                                                          26,182     23,073               $13,337
           Dec-96                                                                          26,357     22,708               $13,337
           Jan-97                                                                          27,357     22,985               $13,379
           Feb-97                                                                          27,628     23,254               $13,419
           Mar-97                                                                          27,342     22,798               $13,453
           Apr-97                                                                          27,642     23,547               $13,469
           May-97                                                                          29,208     25,005               $13,461
           Jun-97                                                                          30,380     26,255               $13,477
           Jul-97                                                                          32,151     27,469               $13,493
           Aug-97                                                                          30,639     25,636               $13,519
           Sep-97                                                                          32,764     27,032               $13,552
           Oct-97                                                                          30,298     25,614               $13,586
           Nov-97                                                                          30,380     26,070               $13,578
           Dec-97                                                                          30,407     26,392               $13,562


        * Index includes reinvested dividends or interest.

       ** Source: U.S. Bureau of Labor Statistics, December 31, 1997.

 TEMPLETON ASSET ALLOCATION FUND - CLASS 2
 Periods ended 12/31/97

                                                                         SINCE         SINCE CLASS 2
                                                                       INCEPTION         INCEPTION
                             1-YEAR*       3-YEAR*       5-YEAR*       (8/24/88)*        (5/1/97)
  --------------------------------------------------------------------------------------------------
  Average Annual Total
    Return                     15.37%        18.88%        15.52%         12.63%               --
  Cumulative Total Return      15.37%        68.05%       105.66%        204.07%               --
  Value of $10,000
    Investment                $11,537       $16,805       $20,566        $30,407          $10,941
  Aggregate Total Return           --            --            --             --            9.41%
                             12/31/93      12/31/94      12/31/95       12/31/96         12/31/97
  --------------------------------------------------------------------------------------------------
  One-Year Total Return*       26.12%        -2.96%        22.48%         18.93%           15.37%

*Because Class 2 shares were not offered until May 1, 1997, performance shown for periods prior to that date represents the historical results of Class 1 shares. Performance of Class 2 shares for periods after May 1, 1997 reflect Class 2's higher annual fees and expenses resulting from its rule 12b-1 plan. Maximum annual plan expenses are 0.25%.

Investment return and the value of your principal will go up and down with market conditions, currencies and the economic, social, and political climates of the countries where investments are made. Emerging markets involve similar but higher risks related to their smaller size and lesser liquidity. You may have a gain or loss when you sell your shares.

Past performance cannot predict or guarantee future results.
                                                                           TA- 5

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON ASSET ALLOCATION FUND
Financial Highlights

                                                                                        YEAR ENDED DECEMBER 31,
                                                                          --------------------------------------------------
                                                                        1997        1996         1995         1994         1993
                                                                        --------------------------------------------------
PER SHARE OPERATING PERFORMANCE - CLASS 1
(For a share outstanding throughout the year)
Net asset value, beginning of year.............................         $21.08      $18.72       $15.69       $16.55       $13.49
                                                                  ---------------------------------------------------------------
Income from investment operations:
 Net investment income.........................................            .67         .63          .57          .44          .42
 Net realized and unrealized gain (loss).......................           2.44        2.76         2.87         (.92)        3.03
                                                                  ---------------------------------------------------------------
Total from investment operations...............................           3.11        3.39         3.44         (.48)        3.45
                                                                  ---------------------------------------------------------------
Less distributions from:
 Net investment income.........................................           (.63)       (.58)        (.41)        (.31)        (.35)
 Net realized gains............................................          (1.21)       (.45)          --         (.07)        (.04)
                                                                  ---------------------------------------------------------------
Total distributions............................................          (1.84)      (1.03)        (.41)        (.38)        (.39)
                                                                  ---------------------------------------------------------------
Net asset value, end of year...................................         $22.35      $21.08       $18.72       $15.69       $16.55
                                                                  ===============================================================
Total Return*..................................................         15.52%      18.93%       22.48%      (2.96)%       26.12%
RATIOS /SUPPLEMENTAL DATA
Net assets, end of year (000's)................................       $735,568    $556,027     $406,123     $288,172     $183,360
Ratios to average net assets:
 Expenses......................................................           .74%        .64%         .66%         .75%         .77%
 Net investment income.........................................          3.32%       3.56%        3.73%        4.02%        4.16%
Portfolio turnover rate........................................         45.27%      57.50%       43.02%       51.36%       81.50%
Average commission rate paid**.................................         $.0071      $.0008           --           --           --

*TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE. **RELATES TO PURCHASES AND SALES OF EQUITY SECURITIES. PRIOR TO FISCAL YEAR 1996 DISCLOSURE OF AVERAGE COMMISSION RATE WAS NOT REQUIRED.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON ASSET ALLOCATION FUND
Financial Highlights (continued)

                                                                                                                          1997+
                                                                                                                          ------
PER SHARE OPERATING PERFORMANCE - CLASS 2
(For a share outstanding throughout the year)
Net asset value, beginning of year.................................................................................       $20.40
                                                                                                                           -----
Income from investment operations:
 Net investment income.............................................................................................          .16
 Net realized and unrealized gain..................................................................................         1.76
                                                                                                                           -----
Total from investment operations...................................................................................         1.92
                                                                                                                           -----
Net asset value, end of year.......................................................................................       $22.32
                                                                                                                           =====
Total Return*......................................................................................................        9.41%
RATIOS /SUPPLEMENTAL DATA
Net assets, end of year (000's)....................................................................................       $9,665
Ratios to average net assets:
 Expenses..........................................................................................................        1.03%***
 Net investment income.............................................................................................        1.97%***
Portfolio turnover rate............................................................................................       45.27%
Average commission rate paid **....................................................................................       $.0071

*TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE. TOTAL RETURN IS NOT ANNUALIZED.
**RELATES TO PURCHASES AND SALES OF EQUITY SECURITIES.
***ANNUALIZED.
+FOR THE PERIOD MAY 1, 1997 (EFFECTIVE DATE) TO DECEMBER 31, 1997.

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON ASSET ALLOCATION FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997

                                                                             COUNTRY               SHARES                VALUE
            ----------------------------------------------------------------------------------------------------------------------
            COMMON STOCKS  74.1%
            AEROSPACE & MILITARY TECHNOLOGY
            Raytheon Co., A.............................................  United States                  2,550       $     125,747
                                                                                                                      ------------
            APPLIANCES & HOUSEHOLD DURABLES  0.5%
            Sony Corp...................................................      Japan                     42,000           3,731,332
                                                                                                                      ------------
            AUTOMOBILES  4.4%
            Autoliv Inc., fgn. .........................................      Sweden                   129,000           4,199,864
            Autoliv Inc.................................................      Sweden                   246,900           8,085,975
            Fiat SpA....................................................      Italy                  2,361,700           6,850,132
            Ford Motor Co...............................................  United States                 84,000           4,089,750
            General Motors Corp.........................................  United States                 40,000           2,425,000
            Volvo AB, B.................................................      Sweden                   260,000           6,974,899
                                                                                                                      ------------
                                                                                                                        32,625,620
                                                                                                                      ------------
            BANKING  9.3%
            Bangkok Bank Public Co. Ltd., fgn...........................     Thailand                  157,800             404,615
            Bankinter SA................................................      Spain                    118,875           6,741,582
            Banque Nationale de Paris...................................      France                   303,200          16,115,923
            Banque Nationale de Paris, ADR, 144A........................      France                     5,400             287,025
            Canadian Imperial Bank of Commerce..........................      Canada                   140,000           4,369,336
            Citicorp....................................................  United States                 30,000           3,793,125
            Credit Suisse Group, reg....................................   Switzerland                  15,250           2,357,952
            Den Norske Bank.............................................      Norway                 2,178,900          10,281,454
            HSBC Holdings PLC...........................................    Hong Kong                  234,400           5,777,571
            Merita Ltd., A..............................................     Finland                 2,250,000          12,304,558
            National Australia Cap Sec PLC..............................    Australia                  159,874           4,546,417
            Sparbanken AB, A............................................      Sweden                   113,800           2,587,048
                                                                                                                      ------------
                                                                                                                        69,566,606
                                                                                                                      ------------
            BROADCASTING & PUBLISHING  0.7%
            News Corp. Ltd., ADR........................................    Australia                  160,000           3,570,000
            South China Morning Post Ltd................................    Hong Kong                2,821,000           1,984,056
                                                                                                                      ------------
                                                                                                                         5,554,056
                                                                                                                      ------------
            BUSINESS & PUBLIC SERVICES  0.4%
            Waste Management Inc........................................  United States                100,000           2,750,000
                                                                                                                      ------------
            CHEMICALS  2.6%
            Akzo Nobel NV...............................................   Netherlands                  48,700           8,396,676
            DSM NV......................................................   Netherlands                  25,000           2,283,432
            Rhone-Poulenc SA, A.........................................      France                   201,800           9,039,674
                                                                                                                      ------------
                                                                                                                        19,719,782
                                                                                                                      ------------
            DATA PROCESSING & REPRODUCTION  2.9%
            *3com Corp..................................................  United States                320,800          11,207,950
            *Bay Networks Inc...........................................  United States                150,000           3,834,375
            *NCR Corp...................................................  United States                  7,562             210,318
            *Newbridge Networks Corp....................................      Canada                   180,000           6,277,500
                                                                                                                      ------------
                                                                                                                        21,530,143
                                                                                                                      ------------
            ELECTRICAL & ELECTRONICS  5.4%
            Alcatel Alsthom Cie Generale D'Electricite SA...............      France                    92,119          11,709,070
            *DSC Communications Corp....................................  United States                227,900           5,469,600
            Hitachi Ltd.................................................      Japan                     80,000             569,809
            Motorola Inc................................................  United States                 94,000           5,363,875
            Philips Electronics NV......................................   Netherlands                 287,100          17,217,646
                                                                                                                      ------------
                                                                                                                        40,330,000
                                                                                                                      ------------
            ELECTRONIC COMPONENTS & INSTRUMENTS  0.9%
            BICC PLC....................................................  United Kingdom               570,000           1,610,169
            Intel Corp..................................................  United States                 72,000           5,058,000
                                                                                                                      ------------
                                                                                                                         6,668,169
                                                                                                                      ------------

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON ASSET ALLOCATION FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997 (continued)

                                                                             COUNTRY               SHARES                VALUE
            ----------------------------------------------------------------------------------------------------------------------
            COMMON STOCKS (CONT.)
            ENERGY SOURCES  2.6%
            Rao Gazprom, ADR, 144A......................................      Russia                   156,300       $   3,743,385
            YPF Sociedad Anonima, ADR...................................    Argentina                  451,400          15,432,238
                                                                                                                      ------------
                                                                                                                        19,175,623
                                                                                                                      ------------
            FINANCIAL SERVICES  4.4%
            American Express Co.........................................  United States                 60,000           5,355,000
            Axa SA......................................................      France                   239,700          18,547,527
            Morgan Stanley, Dean Witter Discover & Co...................  United States                149,366           8,831,265
            Peregrine Investments Holdings Ltd..........................    Hong Kong                  350,000             248,419
            *Peregrine Investments Holdings Ltd., wts...................    Hong Kong                   35,000                  45
                                                                                                                      ------------
                                                                                                                        32,982,256
                                                                                                                      ------------
            FOOD & HOUSEHOLD PRODUCTS  0.2%
            Unilever NV.................................................   Netherlands                  13,600             838,409
            Unilever PLC................................................   Netherlands                  49,200             421,393
                                                                                                                      ------------
                                                                                                                         1,259,802
                                                                                                                      ------------
            FOREST PRODUCTS & PAPER  1.3%
            Assidomaen AB...............................................      Sweden                    90,000           2,278,366
            Carter Holt Harvey Ltd......................................   New Zealand                 293,020             452,577
            Enso OY, R..................................................     Finland                   225,000           1,746,587
            International Paper Co......................................  United States                 50,000           2,156,250
            Stora Kopparbergs Bergslags AB, B...........................      Sweden                   225,000           2,791,282
                                                                                                                      ------------
                                                                                                                         9,425,062
                                                                                                                      ------------
            HEALTH & PERSONAL CARE  1.8%
            Aetna Inc...................................................  United States                 16,700           1,178,394
            Medeva PLC..................................................  United Kingdom             4,572,675          12,128,613
                                                                                                                      ------------
                                                                                                                        13,307,007
                                                                                                                      ------------
            INDUSTRIAL COMPONENTS  3.4%
            BTR PLC.....................................................  United Kingdom             4,357,600          13,347,333
            Goodyear Tire & Rubber Co...................................  United States                 60,000           3,817,500
            *Granges AB.................................................      Sweden                   183,200           2,872,631
            Madeco Manufacturera de Cobre SA, ADR.......................      Chile                    162,500           2,478,125
            SKF AB, B...................................................      Sweden                   117,500           2,500,976
                                                                                                                      ------------
                                                                                                                        25,016,565
                                                                                                                      ------------
            INSURANCE  5.2%
            Allstate Corp...............................................  United States                 40,000           3,635,000
            ING Groep NV................................................   Netherlands                 125,000           5,264,715
            Skandia Foersaekrings AB....................................      Sweden                   245,000          11,555,876
            Torchmark Corp..............................................  United States                 90,000           3,785,625
            Zuerich Versicherung, new...................................   Switzerland                  29,900          14,237,608
                                                                                                                      ------------
                                                                                                                        38,478,824
                                                                                                                      ------------
            MACHINERY & ENGINEERING  0.7%
            *Gradall Industries Inc.....................................  United States                314,000           5,181,000
                                                                                                                      ------------
            MERCHANDISING  1.0%
            Dairy Farm International Holdings Ltd.......................    Hong Kong                1,000,000           1,080,000
            David Jones Ltd.............................................    Australia                1,473,400           1,661,300
            Home Depot Inc..............................................  United States                 50,000           2,943,750
            Sears Roebuck & Co..........................................  United States                 42,000           1,900,500
                                                                                                                      ------------
                                                                                                                         7,585,550
                                                                                                                      ------------
            METALS & MINING  2.8%
            British Steel PLC, ADR......................................  United Kingdom               589,300          12,633,119
            Companhia Siderurgica Nacional Sid Nacional.................      Brazil                16,100,000             447,202
            Essar Steel Ltd., FRN, 7/15/99, 144A........................      India                    445,000             404,950

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON ASSET ALLOCATION FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997 (continued)

                                                                             COUNTRY               SHARES                VALUE
            ----------------------------------------------------------------------------------------------------------------------
            COMMON STOCKS (CONT.)
            METALS & MINING (CONT.)
            *Minorco SA, ADR............................................    Luxembourg                 352,950       $   5,911,912
            Reynolds Metals Co..........................................  United States                 22,000           1,320,000
                                                                                                                      ------------
                                                                                                                        20,717,183
                                                                                                                      ------------
            MULTI-INDUSTRY  1.8%
            Alfa SA de CV, A............................................      Mexico                 1,150,000           7,794,437
            Hicom Holdings Bhd..........................................     Malaysia                2,874,600           1,655,509
            Hutchison Whampoa Ltd.......................................    Hong Kong                  444,000           2,784,669
            Jardine Matheson Holdings Ltd...............................    Hong Kong                  220,800           1,126,080
            Jardine Strategic Holdings Ltd..............................    Hong Kong                  168,750             445,500
                                                                                                                      ------------
                                                                                                                        13,806,195
                                                                                                                      ------------
            REAL ESTATE  0.7%
            Cheung Kong Holdings Ltd....................................    Hong Kong                  600,000           3,929,539
            New World Development Co. Ltd...............................    Hong Kong                  303,543           1,049,807
                                                                                                                      ------------
                                                                                                                         4,979,346
                                                                                                                      ------------
            TELECOMMUNICATIONS  10.5%
            AT&T Corp...................................................  United States                121,000           7,411,250
            Lucent Technologies Inc.....................................  United States                102,214           8,164,343
            MCI Communications Corp.....................................  United States                196,000           8,391,250
            Nokia AB, A.................................................     Finland                   122,000           8,530,059
            PT Indosat TBK, ADR.........................................    Indonesia                  159,400           3,078,412
            Telecomunicacoes Brasileiras SA.............................      Brazil                22,228,000           2,260,542
            Telecom Italia SpA..........................................      Italy                    477,000           3,051,290
            Telecom Italia SpA, di Risp.................................      Italy                  1,200,000           5,272,810
            Telefonica de Argentina SA, B, ADR..........................    Argentina                  315,000          11,733,750
            Telefonica de Espana SA.....................................      Spain                    260,000           7,423,695
            Telefonica Del Peru SA, B, ADR..............................       Peru                    131,800           3,072,588
            Telefonos de Mexico SA, L, ADR..............................      Mexico                   180,900          10,141,706
                                                                                                                      ------------
                                                                                                                        78,531,695
                                                                                                                      ------------
            TEXTILES & APPAREL  0.8%
            *Fruit of the Loom Inc., A..................................  United States                160,000           4,100,000
            Nike Inc., B................................................  United States                 40,000           1,570,000
                                                                                                                      ------------
                                                                                                                         5,670,000
                                                                                                                      ------------
            TRANSPORTATION  5.2%
            Air New Zealand Ltd., B.....................................   New Zealand               2,564,000           5,136,307
            *Fritz Companies Inc........................................  United States                350,000           4,878,125
            Koninklijke Nedlloyd NV.....................................   Netherlands                  50,000           1,134,318
            Kvaerner Industrier AS, B...................................      Norway                   215,000           9,999,322
            Mayne Nickless Ltd., A......................................    Australia                1,480,900           7,827,585
            Qantas Airways Ltd., ADR, 144A..............................    Australia                  376,000           6,636,400
            Unitor ASA..................................................      Norway                   286,000           3,490,169
                                                                                                                      ------------
                                                                                                                        39,102,226
                                                                                                                      ------------
            UTILITIES ELECTRICAL & GAS  4.6%
            British Gas PLC.............................................  United Kingdom             2,823,529          12,706,066
            *Centrica PLC...............................................  United Kingdom             3,200,000           4,624,885
            *CEZ AS.....................................................  Czech Republic                 7,580             248,751
            Endesa SA, ADR..............................................      Spain                     88,000           1,600,500
            Endesa SA, br...............................................      Spain                    122,000           2,166,131
            Hong Kong Electric Holdings Ltd.............................    Hong Kong                2,001,500           7,606,681
            Iberdrola SA................................................      Spain                     85,000           1,118,641
            *Kohinoor Energy Ltd........................................     Pakistan                1,467,000             531,715

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON ASSET ALLOCATION FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997 (continued)

                                                                             COUNTRY               SHARES                VALUE
            ----------------------------------------------------------------------------------------------------------------------
            COMMON STOCKS (CONT.)
            UTILITIES ELECTRICAL & GAS (CONT.)
            Korea Electric Power Corp...................................   South Korea                 196,000       $   1,809,676
            Pinnacle West Capital Corp..................................  United States                 40,000           1,695,000
                                                                                                                      ------------
                                                                                                                        34,108,046
                                                                                                                      ------------
                  TOTAL COMMON STOCKS
                    (COST $420,301,399).................................                                               551,927,835
                                                                                                                      ------------
            PREFERRED STOCKS  5.4%
            Banco Bradesco SA, pfd......................................      Brazil               767,000,000           7,559,697
            *Banco Bradesco SA, pfd., rts...............................      Brazil                32,793,217             117,533
            Cia Energetica de Minas Gerais, pfd.........................      Brazil                12,676,000             550,745
            News Corp. Ltd., pfd........................................    Australia                  850,000           4,206,983
            News Corp. Ltd., pfd., ADR..................................    Australia                   80,000           1,590,000
            Petrobras-Petroleo Brasileiro SA, pfd.......................      Brazil                36,000,000           8,418,978
            Santander Finance Ltd., B, pfd..............................      Spain                     91,500           2,321,812
            Telecomunicacoes Brasileiras SA, pfd........................      Brazil                40,981,336           4,674,454
            Telecomunicacoes Brasileiras SA, pfd., ADR..................      Brazil                    45,600           5,309,550
            Vale do Rio Doce, pfd., ADR.................................      Brazil                   278,500           5,602,191
                                                                                                                      ------------
                  TOTAL PREFERRED STOCKS
                    (COST $28,323,979)..................................                                                40,351,943
                                                                                                                      ------------
                                                                                                  PRINCIPAL
                                                                                                  AMOUNT**
                                                                                                  ------------
            BONDS  17.9%
            Brazil Govt., 8.875%, 11/05/01..............................      Brazil           $     2,675,000           2,678,477
            Buoni Poliennali Del Tes:
              10.50%, 7/15/00...........................................      Italy             13,895,000,000ITL        8,854,626
              10.00%, 8/01/03...........................................      Italy              5,255,000,000ITL        3,624,138
            Federal Republic of Germany:
              Bundesobl 110, 5.375%, 2/22/99............................     Germany                 4,180,000DEM        2,360,922
              Unity, 8.75%, 8/20/01.....................................     Germany                 8,155,000DEM        5,144,132
            Government of Australia, 10.00%, 10/15/02...................    Australia                8,999,000AUD        6,903,605
            Government of Brazil, 10.125%, 5/15/27......................      Brazil                 1,820,000           1,709,890
            Government of Canada:
              10.50%, 7/01/00...........................................      Canada                 3,654,000CAD        2,862,485
              10.50%, 3/01/01...........................................      Canada                 3,648,000CAD        2,928,381
              10.00%, 5/01/02...........................................      Canada                 8,145,000CAD        6,691,148
            Government of Denmark, 8.00%, 5/15/03.......................     Denmark                18,210,000DKK        3,000,761
            Government of Germany, 5.25%, 2/21/01.......................     Germany                16,775,000DEM        9,522,307
            Government of New Zealand, 6.50%, 2/15/00...................   New Zealand               6,180,000NZD        3,513,581
            Government of Spain:
              12.25%, 3/25/00...........................................      Spain              1,151,040,000ESP        8,739,895
              10.90%, 8/30/03...........................................      Spain                208,000,000ESP        1,739,909
            Kingdom of Denmark, 9.00%, 11/15/00.........................     Denmark                    70,000DKK           11,333
            Kingdom of Sweden:
              13.00%, 6/15/01...........................................      Sweden                18,700,000SEK        2,891,577
              10.25%, 5/05/03...........................................      Sweden                40,900,000SEK        6,207,349
            Republic of Argentina:
              10.95%, 11/01/99..........................................    Argentina                1,025,000           1,069,844
              8.75%, 5/09/02............................................    Argentina                5,415,000           5,155,080
              11.00%, 10/09/06..........................................    Argentina                  550,000             592,625
              11.375%, 1/30/17..........................................    Argentina                  480,000             525,600
              9.75%, 9/19/27............................................    Argentina                  989,000             950,429
            Republic of Brazil, 8.00%, 4/15/14..........................      Brazil                10,359,275           8,215,409
            Republic Of Panama, 8.875%, 9/30/27.........................      Panama                   960,000             904,800
            Republic of Venezuela, 144A, 9.125%, 6/18/07................    Venezuela                1,540,000           1,513,050
            U.S. Treasury Notes:
              6.375%, 8/15/02...........................................  United States              2,890,000           2,965,865
              7.25%, 8/15/04............................................  United States              4,421,000           4,780,211
              6.125%, 8/15/07...........................................  United States              2,300,000           2,364,690
              6.125%, 11/15/27..........................................  United States              3,585,000           3,684,710

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON ASSET ALLOCATION FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997 (continued)

                                                                             COUNTRY               SHARES                VALUE
            ----------------------------------------------------------------------------------------------------------------------

            BONDS (CONT.)
            United Kingdom:
              8.00%, 12/07/00...........................................  United Kingdom             3,460,000GBP    $   5,870,800
              stk., 7.00%, 11/06/01.....................................  United Kingdom             1,125,000GBP        1,873,637
            United Mexican States:
              11.375%, 9/15/16..........................................      Mexico                   800,000             921,000
              6.25%, 12/31/19...........................................      Mexico                 5,050,000           4,223,063
              9.75%, 2/06/01............................................      Mexico                 2,895,000           3,018,038
              9.875%, 1/15/07...........................................      Mexico                 2,940,000           3,075,975
            Venezuela, Republic of, 9.25%, 9/15/27......................    Venezuela                2,384,000           2,142,620
                                                                                                                     -------------
                  TOTAL BONDS
                    (COST $136,423,416).................................                                               133,231,962
                                                                                                                     -------------
            SHORT TERM INVESTMENTS  .7%
            Federal Farm Credit Banks, 5.62%, 4/01/98...................  United States              3,000,000           2,999,379
            Federal Home Loan Mortgage Corp.,
              5.68%, 1/22/98............................................  United States              2,000,000           1,993,722
                                                                                                                     -------------
                  TOTAL SHORT TERM INVESTMENTS
                    (COST $4,999,685)...................................                                                 4,993,101
                                                                                                                     -------------
                  TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT
                    (COST $590,048,479).................................                                               730,504,841
                                                                                                                     -------------
            (a)Repurchase Agreement  1.5%
            Lehman Brothers Inc., 6.30%, 1/02/98, (Maturity Value
              $11,599,058) (COST $11,595,000)
              Collateral: U.S. Treasury Bill............................  United States             11,595,000          11,595,000
                                                                                                                     -------------
                  TOTAL INVESTMENTS (COST $601,643,479)  99.6%..........                                               742,099,841
                  OTHER ASSETS, LESS LIABILITIES  0.3%..................                                                 2,352,710
                  NET EQUITY IN FORWARD CONTRACTS  0.1%.................                                                   780,667
                                                                                                                     -------------
                  TOTAL NET ASSETS  100.0%..............................                                             $ 745,233,218
                                                                                                                     =============

*NON-INCOME PRODUCING.
**SECURITIES TRADED IN U.S. DOLLARS, UNLESS OTHERWISE INDICATED.
(a)AT DECEMBER 31, 1997, ALL REPURCHASE AGREEMENTS HELD BY THE FUND HAD BEEN ENTERED INTO ON THAT DATE.

CURRENCY ABBREVIATIONS:
AUD      --    Australian Dollar
CAD      --    Canadian Dollar
DEM      --    German Mark
DKK      --    Danish Krone
ESP      --    Spanish Peseta
GBP      --    British Pound
ITL      --    Italian Lira
NZD      --    New Zealand Dollar
SEK      --    Swedish Krone

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON ASSET ALLOCATION FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

Assets:
 Investments in securities, at value
  (cost $590,048,479)                    $730,504,841
 Repurchase agreement, at value and
  cost                                     11,595,000
 Cash                                         111,280
 Receivables:
  Investment securities sold               10,825,965
  Fund shares sold                            580,613
  Dividends and interest                    5,364,381
 Unrealized gain on forward exchange
  contracts (Note 6)                        1,063,933
                                         ------------
     Total assets                         760,046,013
                                         ------------
Liabilities:
 Payables:
  Investment securities purchased          13,752,497
  Fund shares redeemed                         68,434
  To affiliates                               441,681
 Unrealized loss on forward exchange
  contracts (Note 6)                          283,266
 Other liabilities                            266,917
                                         ------------
     Total liabilities                     14,812,795
                                         ------------
Net assets, at value                     $745,233,218
                                         ============
Net assets consist of:
 Undistributed net investment income     $ 21,482,994
 Net unrealized appreciation              141,128,517
 Accumulated net realized gain             20,966,644
 Beneficial shares                        561,655,063
                                         ------------
Net assets, at value                     $745,233,218
                                         ============
Class 1:
 Net asset value per share
  ($735,568,425 / 32,908,712
  shares outstanding)                    $      22.35
                                         ============
Class 2:
 Net asset value per share
  ($9,664,793 / 433,110 shares
  outstanding)                           $      22.32
                                         ============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997

Investment Income:
 (net of foreign taxes of
  $1,221,988)
 Dividends                      $14,542,873
 Interest                        13,020,529
                                -----------
     Total investment income                 $27,563,402
Expenses:
 Management fees (Note 3)         3,834,087
 Administrative fees (Note 3)       667,977
 Distribution fees (Note 3)
  Class 2                             8,750
 Custodian fees                     173,176
 Reports to shareholders            262,550
 Professional fees (Note 3)          40,824
 Trustees' fees and expenses         19,500
 Other                               11,050
                                -----------
     Total expenses                            5,017,914
                                             ------------
      Net investment income                   22,545,488
                                             ------------
Realized and unrealized gains:
 Net realized gain from:
  Investments                    18,676,311
  Foreign currency transactions   2,228,155
                                -----------
      Net realized gain                       20,904,466
 Net unrealized appreciation on:
  Investments                    44,745,539
  Translation of assets and
   liabilities denominated in
   foreign currencies               338,911
                                -----------
      Net unrealized
         appreciation                         45,084,450
                                             ------------
Net realized and unrealized gain              65,988,916
                                             ------------
Net increase in net assets
  resulting from operations                  $88,534,404
                                             ============

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON ASSET ALLOCATION FUND
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

                                                                                         1997             1996
                                                                                     ----------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income............................................................  $ 22,545,488     $ 16,999,366
  Net realized gain from investments and foreign currency transactions.............    20,904,466       31,832,122
  Net unrealized appreciation on investments and translation of assets and
    liabilities denominated in foreign currencies..................................    45,084,450       35,269,338
                                                                                     -----------------------------
     Net increase in net assets resulting from operations..........................    88,534,404       84,100,826
                                                                                     -----------------------------
 Distributions to shareholders from:
  Net investment income
   Class 1.........................................................................   (17,068,780)     (12,811,622)
  Net realized gains
   Class 1.........................................................................   (32,390,362)     (10,050,497)
 Fund share transactions (Note 2):
   Class 1.........................................................................   140,290,555       88,665,489
   Class 2.........................................................................     9,840,237               --
                                                                                     -----------------------------
     Net increase in net assets....................................................   189,206,054      149,904,196
                                                                                     -----------------------------
Net assets:
 Beginning of year.................................................................   556,027,164      406,122,968
                                                                                     -----------------------------
 End of year.......................................................................  $745,233,218     $556,027,164
                                                                                     =============================
Undistributed net investment income included in net assets:
 End of year.......................................................................  $ 21,482,994     $ 16,968,534
                                                                                     =============================

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON ASSET ALLOCATION FUND
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Asset Allocation Fund (the Fund) is a separate, diversified series of Templeton Variable Products Series Fund (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks a high level of total return through a flexible policy of investing in stocks of companies in any nation, debt obligations of companies and governments of any nation, and money market instruments. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the funds comprising the Trust based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON ASSET ALLOCATION FUND
Notes to Financial Statements  (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
e. INDEXED SECURITIES:

The Fund may invest in debt instruments in which the principal and/or interest is dependent on other factors such as yield curves, currency exchange rates or commodity prices. The Fund's objective in holding these securities, commonly called indexed securities or structured notes, is to tailor the Fund's investments to the specific risk and returns it wishes to assume while avoiding unwanted risk or change in the Fund's exposure to a particular foreign exchange rate or the spread between two foreign exchange rates.

f. FORWARD EXCHANGE CONTRACTS:

The Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

g. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. BENEFICIAL SHARES

The Fund offers two classes of shares: Class 1 and Class 2 shares. The shares differ by their distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At December 31, 1997, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                                                      YEAR ENDED DECEMBER 31,
                                                                  ---------------------------------------------------------------
                                                                                         1997                                1996
                                                                  ---------------------------------------------------------------
                                                                       SHARES          AMOUNT              SHARES          AMOUNT
                                                                              ---------------------------------------------------
CLASS 1 SHARES:
Shares sold......................................................   5,703,031    $125,783,146           5,028,891    $ 96,250,257
Shares issued on reinvestment of distributions...................   2,407,943      49,459,142           1,240,484      22,862,120
Shares redeemed..................................................  (1,580,128)    (34,951,733)         (1,580,553)    (30,446,888)
                                                                  ---------------------------------------------------------------
Net increase.....................................................   6,530,846    $140,290,555           4,688,822    $ 88,665,489
                                                                  ===============================================================

                                                                          YEAR ENDED
                                                                      DECEMBER 31, 1997*

                                                                    ----------------------
                                                                    SHARES          AMOUNT
                                                                  ---------------------------
CLASS 2 SHARES:
Shares sold......................................................     453,139     $10,300,271
Shares redeemed..................................................     (20,029)       (460,034)
                                                                  ---------------------------
Net increase.....................................................     433,110     $ 9,840,237
                                                                  ===========================
*Effective date of Class 2 shares was May 1, 1997.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON ASSET ALLOCATION FUND
Notes to Financial Statements  (continued)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Trust are also officers or directors of Templeton Investment Counsel, Inc. (TICI), Templeton Funds Annuity Company (TFAC) and Franklin/Templeton Distributors, Inc. (Distributors), the Fund's investment manager, administrative manager and principal underwriter, respectively.

Effective May 1, 1997, the Fund pays an investment management fee to TICI based on the average daily net assets of the Fund as follows:

         ANNUALIZED
         FEE RATE                    AVERAGE DAILY NET ASSETS
         ------------------------------------------------------------------
         0.65%         First $200 million
         0.585%        Over $200 million, up to and including $1.3 billion
         0.52%         Over $1.3 billion

Prior to May 1, 1997, the Fund paid an investment management fee to TICI based on the average daily net assets of the Fund as follows:

         ANNUALIZED
         FEE RATE                    AVERAGE DAILY NET ASSETS
         ------------------------------------------------------------------
         0.50%         First $200 million
         0.45%         Over $200 million, up to and including $1.3 billion
         0.40%         Over $1.3 billion

The Fund pays its allocated share of an administrative fee to TFAC based on the Trust's aggregate average daily net assets as follows:

         ANNUALIZED
         FEE RATE                    AVERAGE DAILY NET ASSETS
         ------------------------------------------------------------------
         0.15%         First $200 million
         0.135%        Over $200 million, up to and including $700 million
         0.10%         Over $700 million, up to and including $1.2 billion
         0.075%        Over $1.2 billion

The Fund reimburses Distributors up to 0.25% per year of its average daily net assets of Class 2 shares, for costs incurred in marketing the Fund's Class 2 shares.

Included in professional fees are legal fees of $12,694 that were paid to a law firm in which a partner is an officer of the Fund.

4. INCOME TAXES

The cost of securities for income tax purposes is the same as that shown in the statement of investments. At December 31, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:

         Unrealized appreciation....................................................................   $173,346,461
         Unrealized depreciation....................................................................    (32,890,099)
                                                                                                       ============
         Net unrealized appreciation................................................................   $140,456,362
                                                                                                       ============

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON ASSET ALLOCATION FUND
Notes to Financial Statements  (continued)

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1997 aggregated $445,239,838 and $295,000,116, respectively.

6. OFF-BALANCE SHEET RISK

The fund has been a party to financial instruments with off-balance-sheet risk, primarily forward exchange contracts, in order to minimize the impact on the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies and interest rates. These instruments involve market risk in excess of the amount recognized on the Statement of Assets and Liabilities. Some of these risks have been minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency values and interest rates and contract positions that are not exact offsets. The contract amount indicates the extent of the Fund's involvement in such contracts.

A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contract.

As of December 31, 1997, the Fund had the following forward exchange contracts outstanding:

                                                                                         IN        SETTLEMENT         UNREALIZED
CONTRACTS TO SELL:                                                                  EXCHANGE FOR      DATE            GAIN/(LOSS)
----------------------------------------------------------------------------
                                                                              ---------------------------------------------------
   1,752,000 New Zealand Dollars............................................   U.S. $ 1,082,386      1/12/98     U.S.  $  66,197
  17,840,000 German Marks...................................................         10,124,284      1/16/98             197,982
   1,650,000 Australian Dollars.............................................          1,084,710      1/20/98               8,827
   3,625,000 German Marks...................................................          2,048,048      1/20/98              30,578
   7,250,000 German Marks...................................................          4,066,181      1/21/98              30,998
   1,238,000 Australian Dollars.............................................            808,179      1/21/98                 922
   3,625,000 German Marks...................................................          2,053,185      1/21/98              35,593
     876,000 New Zealand Dollars............................................            511,409      1/22/98               3,776
     825,000 Australian Dollars.............................................            545,655      1/22/98               7,688
   7,250,000 German Marks...................................................          4,096,045      1/23/98              60,370
   7,000,000 Australian Dollars.............................................          4,823,000      1/30/98             257,594
   1,755,000 New Zealand Dollars............................................          1,040,715      2/17/98              25,627
                                                                                    -----------                       -----------
                                                                               U.S. $32,283,797                          726,152
                                                                                    ===========
             Net unrealized gain on offsetting forward exchange contracts...                                             337,781
                                                                                                                      -----------
             Unrealized gain on forward exchange contracts..................                                           1,063,933
                                                                                                                      -----------

CONTRACTS TO BUY:
----------------------------------------------------------------------------

   1,650,000 Australian Dollars.............................................   U.S. $ 1,095,188      1/30/98            (19,056)
                                                                                    ===========

CONTRACTS TO SELL:
----------------------------------------------------------------------------

     876,000 New Zealand Dollars............................................   U.S. $   504,620      1/21/98             (3,059)
                                                                                    ===========
             Net unrealized loss on offsetting forward exchange contracts...                                           (261,151)
                                                                                                                      -----------
               Unrealized loss on forward exchange contracts................                                           (283,266)
                                                                                                                      -----------
                 Net unrealized gain on forward exchange contracts..........                                     U.S.  $ 780,667
                                                                                                                      ===========

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON ASSET ALLOCATION FUND
INDEPENDENT AUDITOR'S REPORT
The Board of Trustees and Shareholders
Templeton Variable Products Series Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of the Templeton Asset Allocation Fund, series of Templeton Variable Products Series Fund (the Trust) as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Templeton Asset Allocation Fund, series of Templeton Variable Products Series Fund as of December 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

                                      McGladrey & Pullen, LLP

New York, New York
January 30, 1998

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON ASSET ALLOCATION FUND
Tax Designation

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 5.34% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 1997.

[LOGO](tm)
FRANKLIN TEMPLETON
100 Fountain Parkway
St. Petersburg, Florida 33716-1205















TEMPLETON VARIABLE PRODUCTS SERIES FUND

INVESTMENT MANAGERS
Templeton Investment Counsel, Inc. ("TICI")
Templeton Asset Management Ltd., Singapore

DISTRIBUTOR
Franklin Templeton Distributors, Inc.

Templeton Variable Products Series Fund Shares are currently sold only to insurance Company Separate Accounts ("Separate Accounts") to serve as the investment vehicles for both Variable Annuity and Variable Life Insurance contracts (the "Contracts"). This report must be preceded or accompanied by the current prospectus for the applicable contract, which includes the Separate Account and the Templeton Variable Product Series Fund prospectuses, which contain more detailed information, including sales charges, risks and advantages. Please read the prospectuses carefully before investing or sending money. These reports and prospectuses do not constitute an offering in any jurisdiction in which such offering may not lawfully be made.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.



[LOGO] Printed on recycled paper

[FRANKLIN TEMPLETON LOGO]
100 Fountain Parkway
St. Petersburg, Florida 33716-1205







TEMPLETON VARIABLE PRODUCTS SERIES FUND

INVESTMENT MANAGERS
Templeton Investment Counsel, Inc. ("TICI")
Templeton Asset Management Ltd., Singapore

DISTRIBUTOR
Franklin Templeton Distributors, Inc.

Templeton Variable Products Series Fund Shares are currently sold only to Insurance Company Separate Accounts ("Separate Accounts") to serve as the investment vehicles for both Variable Annuity and Variable Life Insurance contracts (the "Contracts"). This report must be preceded or accompanied by the current prospectus for the applicable contract, which includes the Separate Account and the Templeton Variable Product Series Fund prospectuses, which contain more detailed information, including sales charges, risks and advantages. Please read the prospectuses carefully before investing or sending money. These reports and prospectuses do not constitute an offering in any jurisdiction in which such offering may not lawfully be made.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

OL 2510 A                               [RECYCLE SIGN] Printed on recycled paper